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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)
550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/MEMBERS/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300
Date of fiscal year end:  December 31
Date of reporting period:  June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1. Certified Semi-Annual Report

Ultra Series Fund | June 30, 2012

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Ultra Series Fund | June 30, 2012

ULTRA SERIES FUND PERFORMANCE
	Average Annual Total Returns
	Monthly as of June 30, 2012									Quarterly as of June 30, 2012
	One Month	Three Months	Year-to-Date	One Year	Three Years	Five Years	Ten Years	Since Class I Inception	Since Class II Inception	Year-to- Date	One Year	Three Years	Five Years	Ten Years	Since Class I Inception	Since Class II Inception	Expense Ratio
FIXED INCOME FUNDS
Money Market Fund -Class I Inception Date 1/3/1985, Class II Inception Date 5/1/2009
Class I	0.00%	0.00%	0.00%	0.00%	0.00%	0.80%	1.60%	3.99%	N/A	0.00%	0.00%	0.00%	0.80%	1.60%	3.99%	N/A	0.47%
Class II	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	0.00%	0.72%
90-day U.S. T-Bill (Citigroup/Salomon)	0.01%	0.02%	0.03%	0.04%	0.10%	0.87%	1.77%	4.14%	0.33%	0.03%	0.04%	0.10%	0.87%	1.77%	4.14%	0.33%

Bond Fund - Class I Inception Date 1/3/1985, Class II Inception Date 5/1/2009
Class I	-0.21%	2.01%	1.81%	6.24%	6.09%	5.82%	4.67%	6.74%	N/A	1.81%	6.24%	6.09%	5.82%	4.67%	6.74%	N/A	0.57%
Class II	-0.23%	1.95%	1.69%	5.98%	5.82%	N/A	N/A	N/A	6.13%	1.69%	5.98%	5.82%	N/A	N/A	N/A	6.13%	0.81%
Bank of America Merrill Lynch US Corp. Govt. & Mtg. Index	0.02%	2.20%	2.50%	7.63%	6.83%	6.91%	5.73%	7.97%	6.89%	2.50%	7.63%	6.83%	6.91%	5.73%	7.97%	6.89%

High Income Fund - Class I Inception Date 10/31/2000, Class II Inception Date 5/1/2009
Class I	2.18%	1.40%	5.39%	6.67%	12.35%	7.10%	8.06%	7.10%	N/A	5.39%	6.67%	12.35%	7.10%	8.06%	7.10%	N/A	0.77%
Class II	2.16%	1.34%	5.26%	6.40%	12.07%	N/A	N/A	N/A	12.30%	5.26%	6.40%	12.07%	N/A	N/A	N/A	12.30%	1.02%
Bank of America Merrill Lynch US High Yield Master II Constrained	2.01%	1.77%	7.02%	6.45%	16.09%	8.35%	9.93%	8.28%	18.88%	7.02%	6.45%	16.09%	8.35%	9.93%	8.28%	18.88%

Performance data quoted represents past performance. Past performance does not guarantee future results. Fund returns are calculated after fund level expenses have been subtracted. Class II returns also include Rule12b-1 fees. However, fund returns shown do not include any separate account fees, charges, or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund. If these fees, charges or expenses were included, fund returns would have been lower. For specific charges and expenses associated with your contract, please refer to the prospectus.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 1-800-670-3600 for performance current to the most recent month-end. This material must be accompanied or preceded by a current prospectus. An investment in any Ultra Series Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the National Credit Union Administration or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.  Mutual funds are subject to investment risk.
Mosaic Funds Distributor, LLC. June 30, 2012

Not Part of the Semi-annual Report

Ultra Series Fund | June 30, 2012

Ultra Series Fund Performance (continued)	Average Annual Total Returns
	Monthly as of June 30, 2012									Quarterly as of June 30, 2012
	One Month	Three Months	Year-to-Date	One Year	Three Years	Five Years	Ten Years	Since Class I Inception	Since Class II Inception	Year-to- Date	One Year	Three Years	Five Years	Ten Years	Since Class I Inception	Since Class II Inception	Expense Ratio
HYBRID FUNDS
Diversified Income Fund -Class I Inception Date 1/3/1985, Class II Inception Date 5/1/2009
Class I	2.51%	0.75%	4.73%	7.20%	11.95%	4.14%	5.60%	8.32%	N/A	4.73%	7.20%	11.95%	4.14%	5.60%	8.32%	N/A	0.72%
Class II	2.49%	0.69%	4.60%	6.93%	11.67%	N/A	N/A	N/A	12.18%	4.60%	6.93%	11.67%	N/A	N/A	N/A	12.18%	0.97%
Custom Blended Index (50% Fixed 50% Equity) 4	2.07%	-0.22%	6.09%	7.00%	11.92%	4.01%	5.90%	NA	NA	6.09%	7.00%	11.92%	4.01%	5.90%	NA	NA
Conservative Allocation Fund - Class I Inception Date 6/30/2006, Class II Inception Date 5/1/2009
Class I	1.57%	0.15%	3.99%	3.53%	8.85%	2.50%	N/A	3.69%	N/A	3.99%	3.53%	8.85%	2.50%	N/A	3.69%	N/A	1.01%
Class II	1.54%	0.08%	3.86%	3.28%	8.58%	N/A	N/A	N/A	9.36%	3.86%	3.28%	8.58%	N/A	N/A	N/A	9.36%	1.26%
Bank of America Merrill Lynch US Corp. Govt. & Mtg. Index	0.02%	2.20%	2.50%	7.63%	6.83%	6.91%	N/A	6.77%	6.89%	2.50%	7.63%	6.83%	6.91%	N/A	6.77%	6.89%
Conservative Allocation Custom1	1.54%	0.21%	4.72%	5.84%	10.20%	4.84%	N/A	5.87%	12.06%	4.72%	5.84%	10.20%	4.84%	N/A	5.87%	12.06%
Moderate Allocation Fund - Class I Inception Date 6/30/2006, Class II Inception Date 5/1/2009
Class I	2.55%	-0.97%	4.74%	2.30%	10.31%	-0.11%	N/A	2.35%	N/A	4.74%	2.30%	10.31%	-0.11%	N/A	2.35%	N/A	1.11%
Class II	2.53%	-1.03%	4.61%	2.04%	10.04%	N/A	N/A	N/A	10.98%	4.61%	2.04%	10.04%	N/A	N/A	N/A	10.98%	1.36%
S&P 500 Index	4.12%	-2.75%	9.49%	5.45%	16.40%	0.22%	N/A	3.35%	17.53%	9.49%	5.45%	16.40%	0.22%	N/A	3.35%	17.53%
Moderate Allocation Custom2	2.83%	-1.47%	5.87%	3.10%	11.90%	2.75%	N/A	4.76%	15.24%	5.87%	3.10%	11.90%	2.75%	N/A	4.76%	15.24%
Aggressive Allocation Fund - Class I Inception Date 6/30/2006, Class II Inception Date 5/1/2009
Class I	3.44%	-2.23%	4.66%	0.10%	11.55%	-2.64%	N/A	1.09%	N/A	4.66%	0.10%	11.55%	-2.64%	N/A	1.09%	N/A	1.21%
Class II	3.42%	-2.29%	4.53%	-0.15%	11.27%	N/A	N/A	N/A	12.53%	4.53%	-0.15%	11.27%	N/A	N/A	N/A	12.53%	1.46%
S&P 500 Index	4.12%	-2.75%	9.49%	5.45%	16.40%	0.22%	N/A	3.35%	17.53%	9.49%	5.45%	16.40%	0.22%	N/A	3.35%	17.53%
Aggressive Allocation Custom3	4.27%	-3.39%	6.63%	-0.75%	12.97%	0.17%	N/A	3.24%	17.97%	6.63%	-0.75%	12.97%	0.17%	N/A	3.24%	17.97%
1Conservative Allocation Custom Index consists of 65% Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index, 30% Russell 1000 Index and 5% MSCI EAFE Index.
2Moderate Allocation Custom Index consists of 45% Russell 3000 Index, 40% Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index and 15% MSCI EAFE Index.
3Aggressive Allocation Custom Index consists of 55% Russell 3000 Index, 15% Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index and 30% MSCI EAFE Index.
4Custom Blended Index consists of 50% Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index and 50% S&P 500 Index.

Not Part of the Semi-annual Report

Ultra Series Fund | June 30, 2012

Ultra Series Fund Performance (continued)	Average Annual Total Returns
	Monthly as of June 30, 2012								Quarterly as of June 30, 2012
	One Month	Three Months	Year-to-Date	One Year	Three Years	Five Years	Ten Years	Since Class I Inception	Year-to- Date	One Year	Three Years	Five Years	Ten Years	Since Class I Inception	Expense Ratio
HYBRID FUNDS (continued)
Madison Target Retirement 2020 Fund5 - Inception Date 10/1/2007
Class I	1.97%	-0.57%	4.37%	2.38%	11.13%	N/A	N/A	-1.07%	4.37%	2.38%	11.13%	N/A	N/A	-1.07%	0.63%
Dow Jones Global Target 2020 Index	1.86%	-1.31%	4.06%	1.95%	10.74%	N/A	N/A	2.37%	4.06%	1.95%	10.74%	N/A	N/A	2.37%

Madison Target Retirement 2030 Fund6 - Inception Date 10/1/2007
Class I	2.53%	-1.47%	4.69%	1.64%	11.49%	N/A	N/A	-1.90%	4.69%	1.64%	11.49%	N/A	N/A	-1.90%	0.63%
Dow Jones Global Target 2030 Index	2.87%	-3.00%	5.42%	-0.59%	12.82%	N/A	N/A	0.89%	5.42%	-0.59%	12.82%	N/A	N/A	0.89%

Madison Target Retirement 2040 Fund7 - Inception Date 10/1/2007
Class I	2.88%	-2.01%	4.91%	0.94%	11.71%	N/A	N/A	-3.01%	4.91%	0.94%	11.71%	N/A	N/A	-3.01%	0.63%
Dow Jones Global Target 2040 Index	3.58%	-4.19%	6.29%	-2.54%	13.87%	N/A	N/A	0.06%	6.29%	-2.54%	13.87%	N/A	N/A	0.06%

Madison Target Retirement 2050 Fund8 - Inception Date 1/3/2011
Class I	3.25%	-2.67%	5.13%	-0.03%	N/A	N/A	N/A	2.70%	5.13%	-0.03%	N/A	N/A	N/A	2.70%	0.63%
Dow Jones Global Target 2050 Index	3.72%	-4.43%	6.43%	-2.87%	N/A	N/A	N/A	0.86%	6.43%	-2.87%	N/A	N/A	N/A	0.86%

5Madison Asset Management waived ("Madison") 0.20% of its 0.40% management fee for the Madison Target Retirement 2020 Fund from October 1, 2009 through February 17, 2011, at which time the fee was permanently reduced to 0.20%. If Madison had not waived these expenses, fund returns would have been lower.

6Madison waived 0.20% of its 0.40% management fee for the Madison Target Retirement 2030 Fund from October 1, 2009 through February 17, 2011, at which time the fee was permanently reduced to 0.20%. If Madison had not waived these expenses, fund returns would have been lower.

7Madison waived 0.20% of its 0.40% management fee for the Madison Target Retirement 2040 Fund from October 1, 2009 through February 17, 2011, at which time the fee was permanently reduced to 0.20%. If Madison had not waived these expenses, fund returns would have been lower.

8Madison waived 0.20% of its 0.40% management fee for the Madison Target Retirement 2050 Fund since the Fund’s inception date of January 3, 2011 through February 17, 2011, at which time the fee was permanently reduced to 0.20%. If the Adviser had not waived these expenses, fund returns would have been lower.

Not Part of the Semi-annual Report

Ultra Series Fund | June 30, 2012

Ultra Series Fund Performance (continued)	Average Annual Total Returns
	Monthly as of June 30, 2012									Quarterly as of June 30, 2012
	One Month	Three Months	Year-to-Date	One Year	Three Years	Five Years	Ten Years	Since Class I Inception	Since Class II Inception	Year-to- Date	One Year	Three Years	Five Years	Ten Years	Since Class I Inception	Since Class II Inception	Expense Ratio
EQUITY FUNDS - maximum sales charge 5.75%
Equity Income Fund - Class I and Class II Inception Date 4/30/10
Class I	3.27%	-4.34%	4.30%	4.28%	N/A	N/A	N/A	5.37%	N/A	3.33%	3.31%	N/A	N/A	N/A	4.92%	N/A	0.91%
Class II	3.27%	-4.42%	4.19%	4.04%	N/A	N/A	N/A	N/A	5.12%	3.21%	3.07%	N/A	N/A	N/A	N/A	4.67%	1.16%
S&P 500 Index	4.12%	-2.75%	9.49%	5.45%	N/A	N/A	N/A	8.84%	8.84%	9.49%	5.45%	N/A	N/A	N/A	8.84%	8.84%
CBOE BuyWrite Monthly Index	3.65%	-0.20%	4.78%	8.15%	N/A	N/A	N/A	7.19%	7.19%	4.78%	8.15%	N/A	N/A	N/A	7.19%	7.19%
Large Cap Value Fund - Class I Inception Date 1/3/1985, Class II Inception Date 5/1/2009
Class I	4.42%	-0.71%	7.14%	6.72%	14.63%	-2.37%	4.00%	9.13%	N/A	7.14%	6.72%	14.63%	-2.37%	4.00%	9.13%	N/A	0.62%
Class II	4.39%	-0.77%	7.01%	6.46%	14.34%	N/A	N/A	N/A	15.10%	7.01%	6.46%	14.34%	N/A	N/A	N/A	15.10%	0.87%
Russell 1000¨ Value Index	4.96%	-2.20%	8.68%	3.01%	15.80%	-2.19%	5.28%	10.78%	16.82%	8.68%	3.01%	15.80%	-2.19%	5.28%	10.78%	16.82%
Large Cap Growth Fund - Class I Inception Date 1/3/1994, Class II Inception Date 5/1/2009
Class I	3.08%	-5.58%	6.72%	0.37%	12.45%	1.46%	4.87%	7.60%	N/A	6.72%	0.37%	12.45%	1.46%	4.87%	7.60%	N/A	0.82%
Class II	3.06%	-5.64%	6.59%	0.12%	12.17%	N/A	N/A	N/A	13.26%	6.59%	0.12%	12.17%	N/A	N/A	N/A	13.26%	1.07%
Russell 1000¨ Growth Index	2.72%	-4.02%	10.08%	5.76%	17.50%	2.87%	6.03%	7.30%	18.70%	10.08%	5.76%	17.50%	2.87%	6.03%	7.30%	18.70%
Mid Cap Fund - Class I Inception Date 10/31/2000, Class II Inception Date 5/1/2009
Class I	2.07%	-2.89%	7.78%	2.74%	18.02%	0.05%	7.12%	-0.14%	N/A	7.78%	2.74%	18.02%	0.05%	7.12%	-0.14%	N/A	0.91%
Class II	2.05%	-2.95%	7.65%	2.48%	17.73%	N/A	N/A	N/A	18.14%	7.65%	2.48%	17.73%	N/A	N/A	N/A	18.14%	1.16%
Russell Midcap¨ Index	2.81%	-4.40%	7.97%	-1.65%	19.44%	1.06%	8.45%	6.21%	20.04%	7.97%	-1.65%	19.44%	1.06%	8.45%	6.21%	20.04%
Small Cap Fund - Class I Inception Date 5/1/2007, Class II Inception Date 5/1/2009
Class I	4.55%	-2.57%	6.56%	1.44%	20.53%	3.68%	N/A	3.71%	N/A	6.56%	1.44%	20.53%	3.68%	N/A	3.71%	N/A	1.11%
Class II	4.53%	-2.63%	6.43%	1.19%	20.23%	N/A	N/A	N/A	20.03%	6.43%	1.19%	20.23%	N/A	N/A	N/A	20.03%	1.36%
Russell 2000¨ Index	4.99%	-3.47%	8.53%	-2.08%	17.80%	0.54%	N/A	1.02%	18.41%	8.53%	-2.08%	17.80%	0.54%	N/A	1.02%	18.41%
International Stock Fund - Class I Inception Date 10/31/2000, Class II Inception Date 5/1/2009
Class I	7.50%	-5.32%	5.87%	-8.42%	8.02%	-3.31%	6.59%	3.88%	N/A	5.87%	-8.42%	8.02%	-3.31%	6.59%	3.88%	N/A	1.22%
Class II	7.48%	-5.38%	5.74%	-8.65%	7.76%	N/A	N/A	N/A	10.61%	5.74%	-8.65%	7.76%	N/A	N/A	N/A	10.61%	1.47%
MSCI EAFE Index (net)	7.01%	-7.13%	2.96%	-13.83%	5.96%	-6.10%	5.14%	2.08%	9.22%	2.96%	-13.83%	5.96%	-6.10%	5.14%	2.08%	9.22%

Not Part of the Semi-annual Report

Ultra Series Fund | June 30, 2012

Review of Period

Bond and stock markets around the world experienced considerable volatility in the first six months of 2012 as early optimism faded into uncertainty. The domestic stock market, as measured by the S&P 500 Index, and international stocks, as tracked by the MSCI EAFE Index (net), followed the same basic pattern over this six-month period. Both ended up with solid positive gains for the period, with the S&P 500 up 9.49% and the EAFE Index up 2.96%. Positive news from Europe encouraged investors in the first quarter as both indices showed double-digit gains, peaking in March for the EAFE Index and April for the S&P 500. A combination of troubling news from Europe and slowing economic reports from the U.S. and China turned the market sharply in the second quarter. After rising 13.44% through April 2, 2012, the S&P 500 dipped from the period high -9.58% through June 1, 2012, before rebounding 6.75% through quarter end. The pattern was similar for the international markets as measured by the EAFE Index, but more dramatic with a 12.99% rise through March 19, 2012, followed by a 16.17% drop through June 4, 2012, with a partial recovery of 9.0% through quarter end.

Meanwhile, the domestic bond market reflected the same global events. Yield on the 10-Year Treasury rose to a period high of 2.38% on March 19 in anticipation of an improving economy before the optimism faded. The resulting "flight to quality" took the yield to a record low of 1.45% on June 1. While the yield bounced quickly off this low, the period-ending 1.65% was still at the bottom of historic ranges.

In addition to the ups and downs of the European sovereign debt crisis, shifting prospects for the U.S. economy were central to the market’s gyrations. Dampening more optimistic projections, first quarter U.S. Gross Domestic Product (GDP) was reported to be a modest 1.9%. In addition, leading employment indicators suggested continued stress on the jobs market. Surveys showed businesses have been unwilling to ramp up hiring for various reasons, including the perceived global weakness and tax code uncertainties. Furthermore, the Federal Reserve lowered its growth estimates for future GDP in response to inconsistent readings on various leading indicators including the Institute of Supply Management manufacturing survey, durable goods orders, retail sales, and regional Federal Reserve district surveys. In addition the Federal Reserve committed to its recent pattern of stimulus known as Operation Twist, while speculation continued over whether it would feel compelled to launch another round of Quantitative Easing.

What we perceive to be an approaching 2013 U.S. "fiscal cliff" may be noteworthy for U.S. investors. In short, if Congress takes no action with respect to the U.S. deficit, daunting tax increases and spending cuts will automatically kick in. The U.S. fiscal deficit would be abruptly reduced by as much as 4% of U.S. GDP for 2013. While deficit reduction appears to be a positive outcome, it comes at a rather severe price. The flip side of deficit reduction would be a commensurate 4% decline in the U.S. GPD, at a time when growth is tenuous. This sudden, and widely feared, shock to the system has led to the term "fiscal cliff." Our view, however, is that a much tamer deficit reduction plan is likely to be reached via political compromise by early 2013.

Given the headwinds facing global financial markets, we believe it remains imperative to carefully manage asset allocation and security risk. Investors need to balance the headline fears with the positives: U.S. companies continue to operate at near-record profits, widespread fear has historically often been a good environment for expanding rather than reducing stock

Ultra Series Fund | June 30, 2012

exposure, and low interest rates and modest inflation are typically good backdrops for corporate profitability. That said, we believe volatility will likely be a factor until there is clarity both here and abroad. Further Federal Reserve easing may occur if the unemployment rate drifts higher, growth estimates continue to fade, or European contagion threatens our financial system. The uncertainty which punished stock markets in the second half of this period and drove interest rates to record levels appears likely to remain with us for some time.

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Conservative Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market condi-tions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

INVESTING ENVIRONMENT

The first half of 2012 can be viewed as two distinct stories. Over the first three months of the year, global equity markets surged out to double-digit gains on the heels of massive liquidity support from the European Central Bank (ECB) which investors believed would mitigate the ongoing Euro bank/debt crisis. However, by late March it was apparent that the ECB’s actions did not meet investor expectations. This realization, along with a deterioration in the tone of economic data releases across the globe, sparked a global equity sell-off. The 12.9% gain on the Russell 3000¨ Index (U.S. equities) over the first three months of 2012, was reduced to 9.3% at June 30, 2012, after a 3.2% decline over the second three months of the year. International equities fell harder during the second quarter, seeing their opening three month 10.9% gain cut to a 3.0% six month advance after a 7.1% drop during the second quarter. Bonds, on the other hand, started the year rather tepidly, with a 0.3% first quarter gain, followed by a 2.1% second quarter gain, resulting in a 2.4% gain at mid-year for the Barclays U.S. Aggregate Bond Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Bond Funds	65%
Stock Funds	25%
Foreign Stock Funds	5%
Foreign Bond Funds	4%
Money Market Funds and Other Net Assets	1%

Ultra Series Fund | June 30, 2012

Conservative Allocation Fund (concluded)

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012, the Ultra Series Conservative Allocation Fund (Class I shares) returned 3.99%, while the Conservative Allocation Fund Custom Index returned 4.72%. Weak relative returns from a number of our core equity holdings during the first quarter’s run-up were the primary cause of the fund’s underperformance. From an overall asset allocation perspective, the fund has been well aligned to date, favoring domestic equities over foreign issues and mega/large capitalization stocks over small/mid-sized companies within the U.S. market.

Top contributors to performance for the period included: the PIMCO Investment Grade Corporate Bond Fund which returned 7.5% over the period; the MEMBERS Large Cap Value Fund Class Y at 7.0%; and the Madison Mosaic Disciplined Equity Fund Class Y at 6.8%.

Detractors from performance for the period included: the Madison Mosaic Institutional Bond Fund Class Y which returned 1.1%; the IVA Worldwide Fund Class I at 1.3%; and the MEMBERS Bond Fund Class Y at 1.3%.

FUND CHANGES

Over the period, we reduced the fund’s international exposure and added the iShares S&P 100¨ Index (OEF) to increase the portfolio’s focus on domestic mega cap stocks. Liquidated from the portfolio was our position in the Calamos Growth & Income Fund, which was sold in favor of OEF. Finally, on the fixed income side, the Templeton Global Bond Fund was reduced and a new position in the TCW Emerging Markets Income Fund was added to better diversify the fund’s international bond exposure.

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Moderate Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

INVESTING ENVIRONMENT

The first half of 2012 can be viewed as two distinct stories. Over the first three months of the year, global equity markets surged

Ultra Series Fund | June 30, 2012

Moderate Allocation Fund (concluded)

out to double-digit gains on the heels of massive liquidity support from the European Central Bank (ECB), which investors believed would mitigate the ongoing Euro bank/debt crisis. However, by late March it was apparent that the ECB’s actions did not meet investor expectations. This realization, along with a deterioration in the tone of economic data releases across the globe, sparked a global equity sell-off.  The 12.9% gain on the Russell 3000¨ Index (U.S. equities) over the first three months of 2012, was reduced to 9.3% at June 30, 2012, after a 3.2% decline over the second three months of the year. International equities fell harder during the second quarter, seeing their opening three month 10.9% gain cut to a 3.0% six month advance after a 7.1% drop during the second quarter. Bonds, on the other hand, started the year rather tepidly, with a 0.3% first quarter gain, followed by a 2.1% second quarter gain, resulting in a 2.4% gain at mid-year for the Barclays U.S. Aggregate Bond Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Bond Funds	40%
Foreign Bond Funds	3%
Stock Funds	48%
Foreign Stock Funds	8%
Money Market Funds and Other Net Assets	1%

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012, the Ultra Series Moderate Allocation Fund (Class I shares) returned 4.74%, while the Moderate Allocation Fund Custom Index returned 5.87%. Weak relative returns from a number of our core equity holdings during the first quarter’s run-up were the primary cause of the fund’s underperformance. From an overall asset allocation perspective, the fund has been very well aligned so far this year, favoring domestic equities over foreign issues and mega/large capitalization stocks over small/mid-sized companies within the U.S. market.

Top contributors to performance for the period included: the MEMBERS Mid Cap Fund Class Y, which returned 7.7% over the period; the PIMCO Investment Grade Corporate Bond Fund at 7.5%; and the MEMBERS Large Cap Value Fund Class Y at 7.0%.

Detractors from performance for the period included: the NorthRoad International Fund which returned 0.8% over the period;the Madison Mosaic Institutional Bond Fund Class Y at 1.1%; and IVA Worldwide Fund Class I at 1.3%.

FUND CHANGES

Over the period we reduced and diversified the fund’s overall international exposure within both the equity and fixed income allocations. We also increased the portfolio’s focus on mega cap U.S. stocks. Changes made to accomplish these portfolio shifts included: reductions to the IVA Worldwide Fund and the Templeton Global Bond Fund, the elimination of our position in the Calamos Growth & Income Fund, and new positions in the iShares S&P 100¨ Index, the NorthRoad International Fund, the TCW Emerging Markets Income Fund, and the Schwab Fundamental Large Company Index.

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Aggressive Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser. The team may use

Ultra Series Fund | June 30, 2012

Aggressive Allocation Fund (continued)

multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

INVESTING ENVIRONMENT

The first half of 2012 can be viewed as two distinct stories. Over the first three months of the year, global equity markets surged out to double-digit gains on the heels of massive liquidity support from the European Central Bank (ECB) which investors believed would mitigate the ongoing Euro bank/debt crisis. However, by late March it was apparent that the ECB’s actions did not meet investor expectations. This realization, along with a deterioration in the tone of economic data releases across the globe, sparked a global equity sell-off. The 12.9% gain on the Russell 3000¨ Index (U.S. equities) over the first three months of 2012, was reduced to 9.3% at June 30, 2012, after a 3.2% decline over the second three months of the year. International equities fell harder during the second quarter, seeing their opening three month 10.9% gain cut to a 3.0% six month advance after a 7.1% drop during the second quarter. Bonds, on the other hand, started the year rather tepidly, with a 0.3% first quarter gain, followed by a 2.1% second quarter gain, resulting in a 2.4% gain at mid-year for the Barclays U.S. Aggregate Bond Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Bond Funds	16%
Foreign Bond Funds	1%
Stock Funds	70%
Foreign Stock Funds	12%
Money Market Funds and Other Net Assets	1%

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012, the Ultra Series Aggressive Allocation Fund (Class I shares) returned 4.66%, while the Aggressive Allocation Fund Custom Index returned 6.63%. Weak relative returns from a number of our core equity holdings during the first quarter’s run-up were the primary cause of the fund’s underperformance. From an overall asset allocation perspective, the fund has been very well aligned so far this year, favoring domestic equities over foreign issues and mega/large capitalization stocks over small/mid-sized companies within the U.S. market.

Top contributors to performance for the period included: the Matthews Asian Growth & Income Fund, which returned 9.7% over the period; the MEMBERS Mid Cap Fund Class Y at 7.7%; and the MEMBERS Large Cap Value Fund Class Y at 7.0%.

Detractors from performance for the period included: the iShares S&P Global Energy Index Fund, which returned -4.0% over the period; the NorthRoad International Fund at 0.8%; and the Hussman Strategic Growth Fund at -7.6%.

Ultra Series Fund | June 30, 2012

Aggressive Allocation Fund (concluded)

FUND CHANGES

Over the period we reduced and diversified the fund’s overall international exposure within both the equity and fixed income allocations.

We also increased the portfolio’s focus on mega cap U.S. stocks. Changes made to accomplish these portfolio shifts included; reductions to IVA Worldwide Fund and Templeton Global Bond Fund, the elimination of our position in the Calamos Growth & Income Fund, and the addition of new positions in the iShares S&P 100¨ Index Fund, TCW Emerging Markets Income Fund, and Schwab Fundamental Large Company Index. The Hussman Strategic Growth Return Fund was also sold from the portfolio due to performance concerns.

MONEY MARKET FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Fannie Mae	23%
Federal Farm Credit Bank	1%
Federal Home Loan Bank	21%
Freddie Mac	23%
U.S. Treasury Bills	8%
Commercial Paper	20%
Cash and Other Net Assets	4%

BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration (a measure of a security’s price sensitivity to changes in interest rates). The fund also strives to minimize risk in the portfolio by making strategic decisions relating to credit risk and yield curve outlook. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

INVESTING ENVIRONMENT

The first half of the year can be viewed as two different markets. Rates mostly rose during the first quarter (from about 1.9% to 2.4% on 10-Year Treasury bonds) on perceived hopes that economic recovery was taking hold and that Europe might have solved its problems with respect to sovereign debt. Greece defaulted without immediate contagion spreading to the other weak countries’ debt markets, and the European Central Bank’s Long-Term Refinancing Operation was viewed as a cure to the European banking system’s funding woes. Credit spreads, particularly those of banks, tightened through mid-March. Unfortunately, we are experiencing

Ultra Series Fund | June 30, 2012

Bond Fund (concluded)

a balance sheet recession which is not nearly over and Europe’s problems just keep growing as they continue prescribing placebos for Portugal, Italy, Ireland, Greece and Spain. As evidence mounted that the economy decelerated in the first half and Europe’s woes increased, rates declined back to the 1.6% area and corporate bonds retreated modestly from their large gains although still earning significant excess returns over Treasuries for the first two quarters.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Asset Backed	2%
Corporate Notes and Bonds	27%
Mortgage Backed	18%
U.S. Government and Agency Obligations	45%
Cash and Other Net Assets	8%

PERFORMANCE DESCRIPTION

The Ultra Series Bond Fund (Class I shares) earned 1.81% for the period compared to the Bank of America/Merrill Lynch Index return of 2.52%. Several factors go into this underperformance. Our concerns regarding Europe and particularly the interconnectedness of the world financial system caused us to be significantly underweighted in banking and financial industries generally. These were the two best performing sectors of the credit market. Also detracting from performance was an underweight to the mortgage market and a shorter overall duration than the market. The latter is a result of our belief that the trade off regarding rates is very skewed given the small potential for a rally and much larger potential for increases in rates. These negatives were partially offset by an overweight to corporate bonds, BBB-rated securities specifically, and our modest allocation of BB-rated issues.

FUND CHANGES

During the period a number of Treasury positions matured; the fund’s Medco Health Solutions Inc. holding was called; and we actively sold its positions in Goldman Sachs Group Inc. and Springleaf Financial. We saw very little remaining upside to the Goldman position and became concerned about Springleaf’s ability to fund maturities in 2013 and beyond. We purchased a position in American Express Co. and also bought several 8-10 year Treasuries to manage the fund’s exposure to interest rate risk.

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may emphasize security selection in business sectors that favor the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

INVESTING ENVIRONMENT

The global investing climate was mixed during the first half of 2012. While Europe entered a recession and experienced significant market volatility, the U.S. economy and securities markets have experienced a more benign trend. The GDP growth rate for the U.S. has moderated from the positive 2.5% range forecast earlier in the year to approximately 1.5%. Equity markets have been extremely resilient in the face of the slowing domestic growth, with the S&P 500¨ Index returning 9.49% year-to-date. Broad high yield bond indices returned 6.5%-7.0% in the first half of

Ultra Series Fund | June 30, 2012

High Income Fund (concluded)

the year, while broad indices of corporate high grade bonds returned 4.5%-5.0%.

The high-yield bond market experienced very strong technical trends with cash inflows significantly outpacing the growth in the market from new debt issuance. The strong flows and declining interest rates broadly have helped the market tighten from approximately 721 basis points over Treasuries at the start of the year to 660 basis points at the end of June. Default rates and trends within high yield have also been favorably low compared to long term averages.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Consumer Discretionary	33%
Consumer Staples	7%
Energy	9%
Financials	3%
Health Care	10%
Industrials	11%
Information Technology	6%
Materials	7%
Telecommunication Services	5%
Utilities	3%
Cash and Other Net Assets	6%
 Consumer Discretionary includes securities in the following industries:
Auto Components; Automobiles; Hotels, Restaurants & Leisure; Household Durables; Media; Specialty Retail; and Textiles, Apparel & Luxury Goods.

PERFORMANCE DISCUSSION

The Ultra Series High Income Fund (Class I shares) returned 5.39% for the six-month period ended June 30, 2012, while the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index returned 7.02%. Contributing positively to the fund’s performance was its underweighting within the Energy sector in Oil & Gas (Atlantic Power Corp., Petrobank Energy & Resources Ltd.), and positive selection within the Utilities sector. (Calpine Corp.). Restraining returns were significant underweightings in Financials and Materials firms. Our underweighting of riskier credits relative to the index also impacted returns since the CCC segment returned 10.2% for the period, while the BB and B segments both returned 6.5% for the period. With our current concerns for the domestic and international growth rates, we will maintain our higher quality focus and continue to avoid the high risk/high volatility sectors of the market.

FUND CHANGES

The fund actively traded during the reporting period as we continued to increase credit quality across the portfolio and high yield issuers also actively refinanced higher coupon paper with lower cost debt. The fund engaged in 111 sales, calls, or tenders aggregating $26.5 million for the reporting period and we put $25.9 million to work in 74 new purchases. As the potential risk/reward ratio shifted during the six months for convertible bonds and equities, we reduced the fund’s convertibles exposure from more than 4.0% to 1.0%.

The portfolio remains well diversified with 127 issuers across 27 industries. At quarter end, the fund had a spread over Treasuries of 486 basis points, and duration of 3.3 years (approximately half a year less than the benchmark).

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds,

Ultra Series Fund | June 30, 2012

Diversified Income Fund (continued)

stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds may constitute up to 80% of the fund’s assets, stocks may constitute up to 60% of the fund’s assets, real estate securities may constitute up to 25% of the fund’s assets, foreign stocks and bonds may constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. The fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets. The balance between the two strategies of the fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand. The fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds the intrinsic value or other stocks appear more attractive.

INVESTING ENVIRONMENT

During the six-month period ended June 30, 2012, large cap stocks had a period of positive performance driven by hopes of solid economic growth and continued stimulus from central banks. Signs that the U.S. housing market stabilized, along with solid corporate earnings, contributed to a strong first quarter before worries about the European debt crisis re-emerged in the second quarter. For the period, the Russell 1000¨ Index rose 9.37%. The strongest sectors were Telecommunication Services, Financials, Information Technology, Consumer Discretionary, and Health Care, all of which posted double-digit returns. The Consumer Staples, Industrials, Materials, and Utilities sectors also had positive returns. The worst performing sector was Energy, which was the only sector with negative returns.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12
Asset Backed	1%
Common Stocks	54%
Corporate Notes and Bonds	16%
Mortgage Backed	8%
U.S. Government and Agency Obligations	16%
Cash and Other Net Assets	5%

PERFORMANCE DISCUSSIONS

For the six-month period ended June 30, 2012, the Ultra Series Diversified Income Fund (Class I shares) gained 4.73%, while the Custom Index returned 6.09%.

Stock selection in the Health Care, Information Technology and Consumer Discretionary sectors hurt results and accounted for most of the performance difference when compared to the index. Medical device manufacturer Medtronic Inc. detracted from performance within Health Care, while securities processor Broadridge Financial Solutions Inc. negatively impacted results in Technology. Other notable stocks with relative weakness were utility company Exelon Corp. and financial asset manager BlackRock Inc.

Relative strength compared to the benchmark occurred in the Energy and Telecommunication Services sectors. Deepwater oil driller Ensco PLC and integrated oil company ConocoPhillips contributed nicely to performance in the Energy sector, while telephone and communications company AT&T Inc. was additive within Telecommunications Services. The Financials sector also had positive relative performance from bank stocks Wells Fargo & Co. and US Bancorp and reinsurer PartnerRe Ltd. Other notable top performers were alcohol manufacturer Diageo PLC and technology company Microsoft Corp.

FUND CHANGES

We made only a few portfolio changes during the period. For the stock portion of the portfolio, we increased exposure to the

Ultra Series Fund | June 30, 2012

Diversified Income Fund (concluded)

Consumer Discretionary sector by adding to existing positions in discount retailer Target Corp. and media conglomerate Time Warner Inc. after both stocks traded at attractive valuations. We believe these companies are strong franchises with recurring revenues that should hold up well in a sluggish economic environment.

We reduced the fund’s exposure to the Consumer Staples sector during the period. We sold tobacco manufacturer Altria Group Inc. and snack maker Kraft Foods Inc. after outperformance from both stocks. Despite these sales, the fund maintains an overweight position in Consumer Staples. We believe the fund’s holdings in this sector are high-quality franchises with strong brands and healthy dividend yields with good prospects for dividend growth in the future.

The bond portion of the fund was negatively impacted by the defensive posture of its interest rate exposure as rates declined modestly during the period and by the fund’s underweighting of the bank sector which performed very well. The fund benefitted significantly from being overweighted in corporate bonds, in particular, BBB rated securities. The fund also benefited from the modest, but positive, weighting in BB rated securities.

EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Equity Income Fund invests primarily in common stocks of large-and mid-capitalization companies that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the fund’s assets among stocks in sectors of the economy based upon their expected earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

INVESTING ENVIRONMENT

The fund was liquidated on July 31, 2012 (after the period covered by this report but prior to the issuance of this report). For the period leading up to the fund’s liquidation, we continued to manage the fund in accordance with its investment objectives and strategies but reduced the options written to shorter time frames, not exceeding the July option expiration date. After the period covered by this report, we methodically sold portfolio holdings to meet the requirements of the liquidation.

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012, the Equity Income Fund (Class I shares) returned 4.30%, while the S&P 500 Index returned 9.49% and the S&P BuyWrite Index (BXM) returned 4.78%. The fund lagged the BXM Index slightly, primarily resulting from

Ultra Series Fund | June 30, 2012

Equity Income Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/12
	Fund	S&P 500 Index
Consumer Discretionary	13%	11%
Consumer Staples	–	11%
Energy	16%	11%
Financials	12%	14%
Health Care	18%	12%
Industrials	9%	11%
Information Technology	27%	20%
Materials	4%	3%
Telecommunication Services	–	3%
Utilities	–	4%
Cash and Other Net Assets	1%	–

the sharp market correction in April and May 2012. Earlier in the period, as the markets rallied strongly, the fund participated in the upside and although lagging the S&P 500, performed very well against the BXM Index. As the market corrected, defensive sectors such as Consumer Staples and Utilities vastly outperformed the more cyclical sectors and the fund gave back its earlier advantage as it had no exposure to these defensive areas. The fund’s exposure to the Energy sector also negatively impacted results during the second quarter of 2012 as crude oil prices plunged on concerns of slowing global demand. The fund was also impeded by its overweighting in Information Technology stocks which suffered during the correction as global growth fears permeated the market.

Market conditions were very diverse during the period with a very strong first quarter followed by a correction and a rebound in June. Given the environment, it should not be surprising that individual stock performance was also mixed. As mentioned, a number of the fund’s Energy stocks lagged including Schlumberger Ltd. and Canadian Natural Resources Ltd. While certain technology companies such as Google Inc., Hewlett- Packard Co. and FLIR Systems Inc. struggled during the period, others such as eBAY Inc. and Adobe Systems Inc. performed very strongly. A number of the fund’s financial holdings participated very well including State Street Corp., Bank of New York Mellon Corp. and T. Rowe Price Equity Income Portfolio. Health Care stocks St. Jude Medical Inc. and Stryker Corp. also performed strongly.

Although the call option component of the fund helped buffer some of the downside during the correction, the hedging characteristics were muted given the upcoming liquidation of the fund. Options were written so as to not expire later than July 2012. In some cases, as stocks were called, the fund retained higher amounts of cash in order to accommodate early redemptions.

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The fund follows a "value" approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

Ultra Series Fund | June 30, 2012

Large Cap Value Fund (continued)

INVESTING ENVIRONMENT

During the six-month period ended June 30, 2012, large cap value stocks had a period of positive performance driven by hopes of solid economic growth and continued stimulus from central banks. Signs that the U.S. housing market stabilized, along with solid corporate earnings, contributed to a strong first quarter before worries about the European debt crisis re-emerged in the second quarter. For the period, the Russell 1000¨ Value Index rose 8.68%. The strongest sectors were Telecommunications, Consumer Discretionary, Financials and Industrials, all of which posted double-digit returns. The Health Care, Utilities, Consumer Staples, Information Technology and Materials sectors also had positive returns. The worst performing sector was Energy, which was the only sector with negative returns.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/12
	Fund	Russell 1000¨ Value Index
Consumer Discretionary	7%	8%
Consumer Staples	11%	7%
Energy	14%	16%
Financials	24%	26%
Health Care	15%	12%
Industrials	11%	9%
Information Technology	8%	7%
Materials	3%	4%
Telecommunication Services	2%	4%
Utilities	2%	7%
Cash and Other Net Assets	3%	–

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012 the Ultra Series Large Cap Value Fund (Class I shares) gained 7.14%, while the Russell 1000¨ Value Index returned 8.68%. Sector allocation accounted for most of the underperformance compared with the benchmark. Overweighting the Energy and Consumer Staples sectors detracted from performance, and under weighting the Consumer Discretionary sector also hurt results.

In terms of stock selection, the best performance was in the Consumer Staples, Information Technology and Financial sectors. For the Consumer Staples sector, alcohol manufacturer Diageo PLC and soda and snack maker PepsiCo. Inc. contributed to results. Technology company Microsoft Corp. was the best performing stock in the portfolio, while regional bank US Bancorp and infrastructure asset manager Brookfield Asset Management Inc. were top performers within the Financial-sector. Other notable positive contributors were off-price retailer TJMaxx Co. Inc. and deepwater oil driller Noble Corp.

Relative weakness compared to the benchmark occurred in the Industrials and Energy sectors. Industrial conglomerate Emerson Electric Co. negatively impacted results. Within Energy, exploration and production companies Canadian Natural Resources Ltd. and Occidental Petroleum Corp. detracted from performance. Other stocks that were relatively weak included utility company Exelon Corp. and global money transfer payment provider Western Union Co.

FUND CHANGES

We increased exposure to the Financials sector during the period. We added to specialty insurance company Markel Corp., insurance holding company Travelers Cos. Inc. and financial conglomerate Berkshire Hathaway Inc. We believe fundamentals within the insurance space are improving as pricing is firming up after a long period of soft prices. In addition, valuations are inexpensive relative to history for many insurance stocks.

We reduced the fund’s exposure to the Information Technology and Utility sectors during the period. We sold securities processor Broadridge Financial Solutions Inc. and software and service provider International Business

Ultra Series Fund | June 30, 2012

Large Cap Value Fund (concluded)

Machines Corp. (IBM), which reduced the fund’s Information Technology weighting. Within Utilities, we sold NextEra Energy Inc. after a period of strong performance. The fund is significantly underweight the Utilities sector as we believe these stocks are expensive and have limited growth prospects compared to other sectors.

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in large cap stocks. The fund follows a "growth" approach, meaning the portfolio managers seek stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. The fund typically seeks higher earnings growth capabilities in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

INVESTING ENVIRONMENT

The market environment for the six-months ended June 30, 2012 has been volatile. It roared in the first quarter but retreated a fair amount in the second quarter. A double-digit rally led by Information Technology stocks, notably Apple Inc., occurred in the first quarter as optimism spread towards economic recovery. Stocks sold off significantly in the second quarter, also led by Information Technology stocks, as the European debt crisis induced recessionary fears. Combining those quarters’ results, year-to-date market gains have been close to 10%, with Information Technology the best performing sector, up more than 15%, while Energy was the worst performing sector, declining by more than 4%.

Investors have been highly reactive to short-term news flows, creating stock price swings which sometime seem to mask the benefits of longer term investing. Until global business confidence improves, market volatility is likely to persist.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/12
	Fund	Russell 1000¨ Growth Index
Consumer Discretionary	17%	16%
Consumer Staples	10%	13%
Energy	8%	4%
Financials	7%	5%
Health Care	9%	12%
Industrials	11%	12%
Information Technology	29%	32%
Materials	3%	4%
Telecommunication Services	2%	2%
Utilities	–	–*
Cash and Other Net Assets	4%	–
 Information Technology includes securities in the following industries:
Communications Equipment; Computers and Peripherals; Electrical Equipment; Electronic Equipment, Instruments & Components; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.
*Rounds to 0%.

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012, the Ultra Series Large Cap Growth Fund (Class I shares) had a positive absolute return of 6.72%

Ultra Series Fund | June 30, 2012

Large Cap Growth Fund (concluded)

while the Russell 1000¨ Growth Index returned 10.08%. Contributing to gains was exposure to the Information Technology sector, including a substantial investment in Apple, Inc., which gained over 44% for the period. SAP Corp. took over one of the fund’s Technology holdings, Ariba Inc., at more than a 50% premium to where it had been trading. Lastly, the fund took profits in Petrobras Argentina SA, a leading oil company, as it had a positive 13% return, in contrast to Energy sector losses.

The fund’s returns trailed the benchmark because the fund owned several technology companies that failed to grow earnings in the tough economy. Sandisk Corp. is a leading NAND memory supplier used in smartphones and tablets, but is not used heavily by Apple products. Consequently, its earnings disappointed investors, causing the stock to drop more than 20% during the period. Acme Packet Inc. is a beneficiary of mobile video demand, a market delayed by the economy. It declined more than 30% during the period. We sold both stocks as our investment thesis was broken.

FUND CHANGES

We made several significant changes to dampen portfolio volatility since we believe reactive market conditions will continue to persist. We broadened the fund’s sector diversification. Also, we have begun to emphasize relatively larger companies, given our belief that larger companies will likely be able to better weather potential global weakness. Despite these changes, our fundamental emphasis continues to be on finding companies with durable current business models and de-emphasizing those whose products and markets are less mature. These changes are largely in place and we believe they are producing desired results.

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its assets in mid cap securities. However, the fund will not automatically sell a stock because its market capitalization has changed and such positions may be increased through additional purchases. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

INVESTING ENVIRONMENT

During the six-month period ended June 30, 2012, midcap stocks had a period of positive performance driven by hopes of solid economic growth and continued stimulus from central banks. Signs that the U.S. housing market stabilized, along with solid corporate earnings, contributed to a strong first quarter before worries about the European debt crisis re-emerged in the second quarter. For the period, the Russell Midcap¨ Index rose 7.97%. The strongest sectors were Health Care and Financials, both of which posted double digit returns, followed by Consumer Discretionary,

Ultra Series Fund | June 30, 2012

Mid Cap Fund (concluded)

Consumer Staples and Materials. The worst performing sector was Energy, which was the only sector with negative returns, while returns in the Utilities, Industrial, Telecommunication Services, and Information Technology sectors were positive but lower than the index average.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/12
	Fund	Russell Midcap¨ Index
Consumer Discretionary	22%	16%
Consumer Staples	4%	7%
Energy	8%	7%
Financials	25%	20%
Health Care	9%	10%
Industrials	15%	12%
Information Technology	7%	14%
Materials	5%	6%
Telecommunication Services	–	2%
Utilities	–	6%
Cash and Other Net Assets	5%	–

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012, the Ultra Series Mid Cap Fund (Class I shares) increased 7.78% performing much the same as the Russell Midcap¨ Index which returned 7.97%.

Relative to the benchmark, the Consumer Discretionary sector had the top two performing stocks in the portfolio. Off-price retailer TJ Maxx Co. Inc. and non-fiction media company Discovery Communications Inc. contributed to results. Stock selection in the Energy and Materials sectors was also positive. Deep water oil drillers Noble Corp. and Ensco PLC were additive within Energy, while paint and coatings manufacturer Valspar Corp. performed well within Materials.

Relative weakness compared to the benchmark occurred in the Information Technology and Health Care sectors. Thermal imaging systems manufacturer FLIR Systems Inc. was the worst performing stock in the portfolio. Other notable stocks that detracted from performance were used car retailer Carmax

Inc., global money transfer payment provider Western Union Co. and financial conglomerate Leucadia National Corp.

FUND CHANGES

We increased exposure to the Consumer Discretionary sector during the period. We purchased automotive aftermarket retailer Advanced Auto Parts, Inc. after it traded down to an attractive valuation. Advanced Auto Parts has a strong brand and scale advantages which should help it gain market share. We also bought luxury retailer Tiffany & Co. Tiffany has what we believe to be one of the best global brands for jewelry and should benefit from global expansion. The fund maintains an overweight position in the Consumer Discretionary sector as we believe the fund’s holdings are strong franchises and are currently offering great value.

We reduced the fund’s exposure to the Information Technology and Materials sectors during the period. Within Information Technology, we sold securities processor Broadridge Financial Solutions Inc. Within Materials, we trimmed Valspar and cleaning and sanitary products provider Ecolab Inc. after periods of strong performance. The Information Technology sector is the most significant underweighting in the fund compared with its benchmark, and the Materials sector is also underweighted.

Ultra Series Fund | June 30, 2012

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies that possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

INVESTING ENVIRONMENT

U.S. equities rallied at the start of the year based on improving macroeconomic data, including lower unemployment levels and improving consumer confidence. Following a strong first quarter, equities retreated in April 2012, fell sharply in May, and recovered modestly in June. Fears surrounding European sovereign debt took center stage. In this environment, small cap, mid cap and large cap stocks all registered positive returns over the six-month period, as measured by the Russell 2000¨(+8.5%), S&P MidCap 400¨ (+7.9%) and S&P 500¨ (+9.5%) indices, respectively. Nine of the ten sectors within the Russell 2000¨ Index increased during the period. The Health Care, Financials, and Consumer Discretionary sectors gained the most while Energy posted negative returns and Industrials, and Utilities lagged the broader market returns.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/12
	Fund	Russell 2000¨ Index
Consumer Discretionary	15%	14%
Consumer Staples	2%	4%
Energy	4%	6%
Financials	20%	21%
Health Care	11%	13%
Industrials	25%	15%
Information Technology	8%	18%
Materials	7%	5%
Telecommunication Services	–	1%
Utilities	5%	4%
Cash and Other Net Assets	3%	–

PERFORMANCE DISCUSSION

The Ultra Series Small Cap Fund (Class I shares) returned 6.56%, for the six-month period ended June 30, 2012, while the Russell 2000¨ Index returned 8.53% for the same period.

The fund’s underperformance was primarily due to weaker selection in the Financials, Industrials, and Health Care sectors; this was somewhat offset by strong stock selection within the Energy, Consumer Discretionary, and Information Technology sectors. Allocation among sectors, a residual of the bottom-up stock selection process, also detracted from relative results in part due to overweight exposure to the weaker performing Industrials sector and an underweight to the strong performing Health Care sector.

The fund’s largest detractors from relative and absolute returns during the period included U.S. tank operator and diesel engine service company Kirby Corp., North American office product wholesaler United Stationers Inc., and advanced textile and material processing company Albany International Corp.

Ultra Series Fund | June 30, 2012

Small Cap Fund (concluded)

The fund’s largest contributors to relative and absolute performance during the period included U.S. retailer Stage Stores Inc., which operates both department stores and off-price stores, contract research organization ICON PLC, and diversified industrial manufacturer Carlisle Companies Inc., which has significant operations in commercial roofing and specialty tires and wheels.

FUND CHANGES

The fund’s investment approach emphasizes individual stock selection; sector weights are a residual of our bottom-up investment process. The portfolio managers do, however, carefully consider diversification across economic sectors to limit risk. Based on bottom-up stock decisions, exposure to the Materials and Industrials sector increased during the period and exposure to the Financials and Consumer Discretionary sector fell. The fund initiated positions in Materials companies Innospec Inc. and Sensient Tech. Corp. In Industrials, the fund initiated positions in Atlas Air Worldwide Holdings Inc. and Alexander & Baldwin Inc.. Within Financials, the fund eliminated positions in Delphi Financial Group, Alleghany Corp., and Education Realty Trust Inc. As of the end of the period, the fund was most overweight in the Industrials and Materials sectors relative to the Russell 2000¨ Index, and most underweight in Information Technology. Based on our two- to three-year time horizon, the portfolio managers continue to seek opportunities created by the inefficiencies frequently found among small cap companies.

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, primarily in foreign equity securities. Typically, a majority of the fund’s assets are invested in relatively large cap stocks of companies located or operating in developed countries. The fund may also invest a limited percentage of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

INVESTING ENVIRONMENT

The six-month period ended June 30, 2012 was volatile, and concluded with a rise in international equity markets. A number of macroeconomic events moved markets up and down. The Long Term Refinancing Operation (LTRO) conducted by the European Central Bank (ECB) in December 2011 and February 2012 provided over a trillion dollars of three-year financing at 1% interest rates. This substantially eased financing issues for banks and, to some extent, Spanish and Italian sovereigns, during the initial months of 2012. However, despite monetary easing measures, the conditions in the Eurozone’s peripheral economies began to deteriorate, particularly in Greece and Spain. However, investor sentiment improved in June 2012 following the E.U. Summit at the end of the month, which called for the establishment of a single banking supervisor, as well as the

Ultra Series Fund | June 30, 2012

International Stock Fund (continued)

ability of the European Stability Mechanism to directly inject capital into troubled banks. Japan performed strongly in the first quarter of 2012, but later reported larger-than-expected trade deficits due to diminished exports to Europe and higher energy imports. In emerging markets, China announced further monetary easing by reducing interest rates and decreasing bank reserve requirements as Chinese exports and manufacturing activity declined. From a sector perspective, market leadership was mixed, as neither traditionally defensive nor cyclical sectors prevailed. Outperforming sectors included Consumer Discretionary, Financials, and Consumer Staples. In contrast, Energy, Materials, and Information Technology were among the worst-performing sectors.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/12
Europe (excluding United Kingdom)	39%
Japan	14%
Latin America	2%
Pacific Basin	11%
United Kingdom	25%
Other Countries	5%
Cash and Other Net Assets	4%

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012, the Ultra Series International Stock Fund (Class I shares) (net) returned 5.87% while the MSCI EAFE Index (net) returned 2.96%. In the Materials sector, stock selection was additive to performance, led by positions in Rexam PLC, James Hardie Industries SE, and Xstrata PLC. U.K. beverage can producer Rexam performed well as the company reported a robust pricing environment in Europe and faster-than-expected volume growth in the U.S. Australian building materials company James Hardie Industries SE benefited the fund after reporting favorable results, while U.K. mining company Xstrata positively impacted performance due to anticipation of a potential merger with Glencore International PLC. Stock selection in the Information Technology sector also benefited the fund, led by a position in Spanish travel information systems provider Amadeus IT Holding SA, which performed well due to strong results, including market share gains. Emerging market positioning benefited the fund as Brazilian credit card payment processor Cielo SA continued to perform well. In addition, South Korean electronics producer

Samsung Electronics Co. Ltd. positively impacted performance following strong smartphone sales. A position in South Africa’s Mr. Price Group Ltd was also additive.

In contrast, the fund was negatively impacted by stock selection in the Consumer Discretionary sector as a position in Yamada Denki Co. Ltd. weighed on returns after a strong performance in 2011. Stock selection in the Health Care sector also detracted from relative returns as Switzerland’s Novartis AG underperformed, due to increased competition from generics following the company’s loss of patent protection for its high blood pressure drug Diovan. Germany’s Merck & Co. Inc. also underperformed following a decline in first-quarter profits. Stock selection in the Financials sector slightly detracted from relative returns. Positions in Swiss financial services firms Credit Suisse Group AG and Julius Baer Group Ltd. negatively impacted performance due to renewed concerns over the European debt crisis. Meanwhile, Brazil’s Banco do Brasil SA also detracted from relative returns, as the bank underperformed amid concerns over the Brazilian government’s focus on lowering interest rates.

During the second quarter of 2012, we established a policy for the Ultra Series International Stock Fund not to exceed an emerging market securities allocation of 15% (although up to 30% is permitted). We believe the change serves to align the fund more

Ultra Series Fund | June 30, 2012

International Stock Fund (concluded)

closely with what has been the fund’s actual practice, and will ensure that the fund is categorized appropriately with comparable peers.

FUND CHANGES

Over the six-month period we found several interesting stock-specific opportunities, which led to changes in our sector and regional exposures. The purchases of pharmaceutical companies Bayer AG (Germany) and Genomma Lab Internacional (Mexico) increased the fund’s exposure to Health Care stocks. In the Industrial sector, the fund’s exposure increased following the purchase of construction machinery maker Komatsu Ltd. (Japan) and metal-cutting tool producer Sandvik AB (Sweden). The purchase of Orica Ltd. (Australia), a chemical and explosives producer, and ThyssenKrupp AG (Germany), a steel producer, increased the fund’s exposure to the Materials sector.

We sold the fund’s position in retailers Mr. Price Group Ltd. (South Africa) and Yamada Denki Co. Ltd. (Japan), as well as a position in communications services group WPP PLC (United Kingdom) and home builder MRV Engenharia Participacoes SA (Brazil), thereby reducing its exposure to the Consumer Discretionary sector. In Telecom Services, the sale of Vodafone Group PLC (U.K.) reduced exposure to the sector. The sale of Mr. Price Group and MRV Engenharia Participacoes, in addition to Kasikornbank PLC (Thailand) and Turkiye Garanti Bankasi AS (Turkey), reduced the fund’s exposure to emerging markets.

The portfolio management team continues to focus on stock selection, seeking stocks with sustainably high or improving returns trading at attractive valuations, and we believe that the strong historical record of performance will continue in a variety of market conditions.

MADISON TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2020. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

INVESTING ENVIRONMENT

The first half of 2012 can be viewed as two distinct stories. Over the first three months of the year, global equity markets surged out to double-digit gains on the heels of massive liquidity support from the European Central Bank (ECB) which investors believed would mitigate the ongoing Euro bank/debt crisis. However, by late March it was apparent that the ECB’s actions did not meet investor

Ultra Series Fund | June 30, 2012

Madison Target Retirement 2020 Fund (concluded)

expectations. This realization, along with a deterioration in the tone of economic data releases across the globe, sparked a global equity sell-off. The 12.9% gain on the Russell 3000¨ Index (U.S. equities) over the first three months of 2012, was reduced to 9.3% at June 30, 2012, after a 3.2% decline over the second three months of the year. International equities fell harder during the second quarter, seeing their opening three month 10.9% gain cut to a 3.0% six month advance after a 7.1% drop during the second quarter. Bonds, on the other hand, started the year rather tepidly, with a 0.3% first quarter gain, followed by a 2.1% second quarter gain, resulting in a 2.4% gain at mid-year for the Barclays U.S. Aggregate Bond Index.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/12
Bond Funds	52%
Foreign Bond Funds	2%
Stock Funds	39%
Foreign Stock Funds	6%
Money Market Funds and Other Net Assets	1%

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012, the Ultra Series Madison Target Retirement 2020 Fund (Class I shares) returned 4.37%, while the Dow Jones Global Target 2020 Index returned 4.06%. The fund’s bias for domestic over foreign equities and large cap stocks over small/mid cap issues within the U.S. allocation explained the relative outperformance.

Top contributors to performance included:  Vanguard Health Care Fund which returned 12.6% over the period; Vanguard Information Technology at 12.2%; and SPDR S&P 500 ETF Trust at 9.4%.

Detractors from performance included: Hussman Strategic Growth Fund which returned -7.6% over the period; iShares S&P Global Energy Sector Index at -4.0; and IVA Worldwide Fund at 1.3%.

FUND CHANGES

Over the period we trimmed the fund’s international exposure to increase our focus on U.S. mega capitalization stocks, which was funded by initiating a position in the iShares S&P 100 Index Fund. To improve the diversification and risk characteristics of the fund’s fixed income allocation, we reduced and then eliminated the fund’s position in the Templeton Global Bond Fund, reduced Vanguard Total Bond Market Index Fund, and added Metropolitan West Total Return Bond, PIMCO Total Return Fund, TCW Emerging Markets Income Fund, and Vanguard Short-Term Bond Index Fund to the portfolio. Finally, we eliminated the Hussman Strategic Growth Fund based on performance concerns.

MADISON TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2030. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations,

Ultra Series Fund | June 30, 2012

Madison Target Retirement 2030 Fund (concluded)

including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

INVESTING ENVIRONMENT

The first half of 2012 can be viewed as two distinct stories. Over the first three months of the year, global equity markets surged out to double-digit gains on the heels of massive liquidity support from the European Central Bank (ECB) which investors believed would mitigate the ongoing Euro bank/debt crisis. However, by late March it was apparent that the ECB’s actions did not meet investor expectations. This realization, along with a deterioration in the tone of economic data releases across the globe, sparked a global equity sell-off. The 12.9% gain on the Russell 3000¨ Index (U.S. equities) over the first three months of 2012, was reduced to 9.3% at June 30, 2012, after a 3.2% decline over the second three months of the year. International equities fell harder during the second quarter, seeing their opening three month 10.9% gain cut to a 3.0% six month advance after a 7.1% drop during the second quarter. Bonds, on the other hand, started the year rather tepidly, with a 0.3% first quarter gain, followed by a 2.1% second quarter gain, resulting in a 2.4% gain at mid-year for the Barclays U.S. Aggregate Bond Index.

PERFORMANCE DISCUSSION

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/12
Bond Funds	36%
Foreign Bond Funds	2%
Stock Funds	53%
Foreign Stock Funds	8%
Money Market Funds and Other Net Assets	1%

For the six-month period ended June 30, 2012, the Ultra Series Madison Target Retirement 2030 Fund (Class I shares) returned 4.69%, while the Dow Jones Global Target 2030 Index returned 5.42%. The fund’s below benchmark equity exposure and weak performance from some of our core equity holdings explained the underperformance. Outside of the relative underweight to equities, the fund has been well aligned from an asset allocation perspective so far this year, favoring domestic equities over foreign issues and mega/large cap stocks over small/mid-sized companies within the U.S. market.

Top contributors to performance included: Vanguard Health Care Fund which returned 12.6% over the period; Vanguard Information Technology at 12.2%; and SPDR S&P 500 ETF Trust at 9.4%.

Detractors from performance included: Hussman Strategic Growth Fund which returned -7.6% over the period; iShares S&P Global Energy Sector Index at -4.0; and IVA Worldwide Fund at 1.3%.

FUND CHANGES

Over the period we trimmed the fund’s international exposure to increase our focus on U.S. mega capitalization stocks, which was funded by initiating a position in the iShares S&P 100 Index Fund. To improve the diversification and risk characteristics of the fund’s fixed income allocation we reduced and then eliminated the fund’s position in the Templeton Global Bond Fund, reduced Vanguard Total Bond Market Index Fund, and added Metropolitan West Total Return Bond Fund, PIMCO Total Return Fund, TCW Emerging Markets Income Fund, and Vanguard Short-Term Bond Index Fund to the portfolio. Finally, we eliminated the Hussman Strategic Growth Fund based on performance concerns.

Ultra Series Fund | June 30, 2012

MADISON TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2040. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

INVESTING ENVIRONMENT

The first half of 2012 can be viewed as two distinct stories. Over the first three months of the year, global equity markets surged out to double-digit gains on the heels of massive liquidity support from the European Central Bank (ECB) which investors believed would mitigate the ongoing Euro bank/debt crisis. However, by late March it was apparent that the ECB’s actions did not meet investor expectations. This realization, along with a deterioration in the tone of economic data releases across the globe, sparked a global equity sell-off. The 12.9% gain on the Russell 3000¨ Index (U.S. equities) over the first three months of 2012, was reduced to 9.3% at June 30, 2012, after a 3.2% decline over the second three months of the year. International equities fell harder during the second quarter, seeing their opening three month 10.9% gain cut to a 3.0% six month advance after a 7.1% drop during the second quarter. Bonds, on the other hand, started the year rather tepidly, with a 0.3% first quarter gain, followed by a 2.1% second quarter gain, resulting in a 2.4% gain at mid-year for the Barclays U.S. Aggregate Bond Index.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/12
Bond Funds	27%
Foreign Bond Funds	1%
Stock Funds	62%
Foreign Stock Funds	9%
Money Market Funds and Other Net Assets	1%

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012, the Ultra Series Madison Target Retirement 2040 Fund (Class I shares) returned 4.91%, while the Dow Jones Global Target 2040 Index returned 6.29%. The fund’s below benchmark equity exposure and weak performance from some of its core equity holdings explained the underperformance. Outside of being relatively underweight to equities, the fund has been well aligned from an asset allocation perspective so far this year, favoring domestic equities over foreign issues and mega/large capitalization stocks over small/mid-sized companies within the U.S. market.

Top contributors to performance included: Vanguard Health Care Fund which returned 12.6% over the period; Vanguard Information Technology at 12.2%; and SPDR S&P 500 ETF Trust at 9.4%.

Ultra Series Fund | June 30, 2012

Madison Target Retirement 2040 Fund (concluded)

Detractors from performance included: Hussman Strategic Growth Fund which returned -7.6% over the period; iShares S&P Global Energy Sector Index at -4.0; and IVA Worldwide Fund at 1.3%.

FUND CHANGES

Over the period we trimmed the fund’s international exposure to increase our focus on U.S. mega capitalization stocks, which was funded by initiating a position in the iShares S&P 100 Index. To improve the diversification and risk characteristics of the fund’s fixed income allocation we reduced and then eliminated the fund’s position in the Templeton Global Bond Fund, reduced Vanguard Total Bond Market Index Fund, and added Metropolitan West Total Return Bond Fund, PIMCO Total Return Fund, TCW Emerging Markets Income Fund, and Vanguard Short-Term Bond Index Fund to the portfolio. Finally, we eliminated Hussman Strategic Growth Fund based on performance concerns.

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies (the "underlying funds") according to an asset allocation strategy developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser, for investors planning to retire in or within a few years of 2050. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

INVESTING ENVIRONMENT

The first half of 2012 can be viewed as two distinct stories. Over the first three months of the year, global equity markets surged out to double-digit gains on the heels of massive liquidity support from the European Central Bank (ECB) which investors believed would mitigate the ongoing Euro bank/debt crisis. However, by late March it was apparent that the ECB’s actions did not meet investor expectations. This realization, along with a deterioration in the tone of economic data releases across the globe, sparked a global equity sell-off. The 12.9% gain on the Russell 3000¨ Index (U.S. equities) over the first three months of 2012, was reduced to 9.3% at June 30, 2012, after a 3.2% decline over the second three months of the year. International equities fell harder during the second quarter, seeing their opening three month 10.9% gain cut to a 3.0% six month advance after a 7.1% drop during the second quarter. Bonds, on the other hand, started the year rather tepidly, with a 0.3% first quarter gain, followed by a 2.1% second quarter gain, resulting in a 2.4% gain at mid-year for the Barclays U.S. Aggregate Bond Index.

Ultra Series Fund | June 30, 2012

Madison Target Retirement 2050 Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/12
Bond Funds	16%
Foreign Bond Funds	1%
Stock Funds	72%
Foreign Stock Funds	10%
Money Market Funds and Other Net Assets	1%

PERFORMANCE DISCUSSION

For the six-month period ended June 30, 2012, the Ultra Series Madison Target Retirement 2050 Fund (Class I shares) returned 5.13%, while the Dow Jones Global Target 2050 Index returned 6.43%. The fund’s below benchmark equity exposure and weak performance from some of our core equity holdings explained the underperformance. Outside of the relative underweight to equities, the fund has been well aligned from an asset allocation perspective so far this year, favoring domestic equities over foreign issues and mega/large cap stocks over small/mid-sized companies within the U.S. market.

Top contributors to performance included: Vanguard Health Care Fund which returned 12.6% over the period; Vanguard Information Technology at 12.2%; and SPDR S&P 500 Index at 9.4%.

Detractors from performance included: Hussman Strategic Growth Fund which returned -7.6% over the period; iShares S&P Global Energy Sector Index at -4.0%; and IVA Worldwide Fund at 1.3%.

FUND CHANGES

Over the period we trimmed the fund’s international exposure to increase our focus on U.S. mega capitalization stocks, which was funded by initiating a position in the iShares S&P 100 Index. To improve the diversification and risk characteristics of the fund’s fixed income allocation, we reduced and then eliminated the fund’s position in the Templeton Global Bond Fund, reduced Vanguard Total Bond Index Fund, and added Metropolitan West Total Return Bond Fund and TCW Emerging Markets Income Fund to the portfolio. Finally, we eliminated the Hussman Strategic Growth Fund based on performance concerns.

BENCHMARK DESCRIPTIONS

ALLOCATION FUND INDEXES

The Conservative Allocation Fund Custom Index consists of 65% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000¨ Index and 5% MSCI EAFE Index. See market indexes’ descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000¨ Index and 15% MSCI EAFE Index. See market indexes’ descriptions below.

The Aggressive Allocation Fund Custom Index consists of 15% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000¨ Index and 30% MSCI EAFE Index. See market indexes’ descriptions below.

HYBRID FUND INDEXES

The Custom Blended Index consists of 50% S&P 500 Index and 50% of Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index. See market indexes’ descriptions below.

Ultra Series Fund | June 30, 2012

Benchmark Descriptions (concluded)

MARKET INDEXES

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. Treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The CBOE BuyWrite Monthly Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (ie. holding a long position in and selling covered call options on that position) on the S&P 500 Index.

The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2050 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2050 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000¨ Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000¨ Index (see definition below).

The Russell 1000¨ Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000¨ Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000¨ Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000¨ Index (see definition below.)

The Russell 3000¨ Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Ultra Series Fund | June 30, 2012

Conservative Allocation Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.0%
Bond Funds - 64.7%
Franklin Floating Rate Daily Access Fund Advisor Class	1,438,709	$ 12,933,990
Madison Investment Grade Corporate Bond Fund (A)	1,253,556	14,328,140
Madison Mosaic Institutional Bond Fund (A)	1,756,767	19,693,363
MEMBERS Bond Fund Class Y (A)	2,813,814	29,938,984
MEMBERS High Income Fund Class Y (A)	2,360,700	16,548,505
Metropolitan West Total Return Bond Fund Class I	1,852,494	19,766,115
PIMCO Investment Grade Corporate Bond Fund Institutional Class	1,714,231	18,667,972
PIMCO Total Return Fund Institutional Class	1,749,304	19,767,138
		151,644,207
Foreign Bond Funds - 4.3%
TCW Emerging Markets Income Fund	910,058	7,926,602
Templeton Global Bond Fund Advisor Class	175,979	2,254,285
		10,180,887
Foreign Stock Funds - 4.5%
IVA Worldwide Fund	308,394	4,798,611
MEMBERS International Stock Fund Class Y (A)	573,596	5,753,168
		10,551,779
	Shares	Value (Note 2)
Money Market Funds - 1.1%
State Street Institutional U.S. Government Money Market Fund	2,503,747	$ 2,503,747
Stock Funds - 25.4%
iShares S&P 100 Index Fund ETF	209,620	13,094,962
Madison Mosaic Disciplined Equity Fund (A)	877,116	11,876,152
MEMBERS Equity Income Fund Class Y (A)	1,311,565	12,643,483
MEMBERS Large Cap Growth Fund Class Y (A)	629,202	10,583,182
MEMBERS Large Cap Value Fund Class Y (A)	842,636	11,341,875
		59,539,654
TOTAL INVESTMENTS - 100.0% ( Cost $220,895,089** )		234,420,274
NET OTHER ASSETS AND LIABILITIES - 0.0%		(33,473)
TOTAL NET ASSETS - 100.0%		$234,386,801

**	Aggregate cost for Federal tax purposes was $223,162,024.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Moderate Allocation Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.6%
Bond Funds - 39.8%
Franklin Floating Rate Daily Access Fund Advisor Class	1,738,982	$ 15,633,446
Madison Mosaic Institutional Bond Fund (A)	1,583,291	17,748,693
MEMBERS Bond Fund Class Y (A)	3,436,899	36,568,606
MEMBERS High Income Fund Class Y (A)	3,870,761	27,134,036
Metropolitan West Total Return Bond Fund Class I	3,295,196	35,159,736
PIMCO Investment Grade Corporate Bond Fund Institutional Class	2,126,086	23,153,080
		155,397,597
Foreign Bond Funds - 2.8%
TCW Emerging Markets Income Fund Class I	1,062,311	9,252,728
Templeton Global Bond Fund Advisor Class	146,948	1,882,400
		11,135,128
Foreign Stock Funds - 8.5%
IVA Worldwide Fund Class I	573,201	8,919,008
NorthRoad International Fund Class Y (A)	1,378,003	12,884,329
Matthews Asian Growth and Income Fund Institutional Shares	292,829	4,773,105
MEMBERS International Stock Fund Class Y (A)	657,124	6,590,957
		33,167,399
Money Market Funds - 0.6%
State Street Institutional U.S. Government Money Market Fund	2,475,382	2,475,382
	Shares	Value (Note 2)
Stock Funds - 47.9%
iShares S&P 100 Index Fund ETF	343,492	$ 21,457,945
iShares S&P Global Energy Sector Index Fund ETF	95,728	3,472,055
Madison Mosaic Disciplined Equity Fund (A)	2,303,052	31,183,323
MEMBERS Equity Income Fund Class Y (A)	1,526,340	14,713,914
MEMBERS Large Cap Growth Fund Class Y (A)	1,722,125	28,966,142
MEMBERS Large Cap Value Fund Class Y (A)	2,328,914	31,347,185
MEMBERS Mid Cap Fund Class Y (A) *	2,126,615	15,545,554
MEMBERS Small Cap Fund Class Y (A)	686,532	7,847,066
Schwab Fundamental U.S. Large Company Index Fund	1,473,100	14,966,697
Vanguard Health Care ETF	28,423	1,958,060
Yacktman Fund/The	846,430	15,650,484
		187,108,425
TOTAL INVESTMENTS - 99.6% ( Cost $357,618,561** )		389,283,931
NET OTHER ASSETS AND LIABILITIES - 0.4%		1,417,899
TOTAL NET ASSETS - 100.0%		$390,701,830

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $362,030,371.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Aggressive Allocation Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.9%
Bond Funds - 16.4%
MEMBERS High Income Fund Class Y (A)	1,124,949	$ 7,885,889
Metropolitan West Total Return Bond Fund Class I	1,051,260	11,216,949
PIMCO Investment Grade Corporate Bond Fund Institutional Class	353,680	3,851,577
		22,954,415
Foreign Bond Funds - 1.0%
TCW Emerging Markets Income Fund Class I	157,325	1,370,300
Foreign Stock Funds - 11.4%
IVA Worldwide Fund Class I	273,341	4,253,191
NorthRoad International Fund Class Y (A)	595,750	5,570,264
Matthews Asian Growth and Income Fund Institutional Shares	217,029	3,537,574
MEMBERS International Stock Fund Class Y (A)	268,355	2,691,604
		16,052,633
Money Market Funds - 1.1%
State Street Institutional U.S. Government Money Market Fund	1,528,913	1,528,913
	Shares	Value (Note 2)
Stock Funds - 70.0%
iShares S&P 100 Index Fund ETF	179,735	$ 11,228,045
iShares S&P Global Energy Sector Index Fund ETF	49,067	1,779,660
Madison Mosaic Disciplined Equity Fund (A)	1,248,135	16,899,754
MEMBERS Equity Income Fund Class Y (A)	392,511	3,783,803
MEMBERS Large Cap Growth Fund Class Y (A)	902,425	15,178,792
MEMBERS Large Cap Value Fund Class Y (A)	1,188,748	16,000,546
MEMBERS Mid Cap Fund Class Y (A) *	1,440,819	10,532,386
MEMBERS Small Cap Fund Class Y (A)	315,086	3,601,435
Schwab Fundamental U.S. Large Company Index Fund	968,105	9,835,944
Vanguard Health Care ETF	16,211	1,116,776
Vanguard Information Technology ETF	10,212	701,871
Yacktman Fund/The	415,282	7,678,558
		98,337,570
TOTAL INVESTMENTS - 99.9% ( Cost $126,147,246** )		140,243,831
NET OTHER ASSETS AND LIABILITIES - 0.1%		167,913
TOTAL NET ASSETS - 100.0%		$140,411,744

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $128,411,528.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Money Market Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 76.1%
Fannie Mae - 22.5%
0.132%, 7/2/12 (A)	$ 200,000	$ 199,999
0.098%, 7/5/12 (A)	1,200,000	1,199,987
0.113%, 7/16/12 (A)	1,500,000	1,499,931
1.125%, 7/30/12	200,000	200,160
0.122%, 8/1/12 (A)	700,000	699,928
5.000%, 8/2/12	260,000	261,086
1.750%, 8/10/12	3,277,000	3,282,717
0.115%, 8/15/12 (A)	710,000	709,898
0.132%, 8/16/12 (A)	150,000	149,975
0.101%, 8/29/12 (A)	2,200,000	2,199,639
0.122%, 8/31/12 (A)	200,000	199,959
0.137%, 9/5/12 (A)	1,000,000	999,753
4.375%, 9/15/12	500,000	504,366
		12,107,398
Federal Farm Credit Bank - 1.0%
3.600%, 9/19/12	510,000	513,839
Federal Home Loan Bank - 21.4%
0.112%, 7/11/12 (A)	350,000	349,989
0.117%, 7/13/12 (A)	150,000	149,994
0.122%, 7/18/12 (A)	800,000	799,955
0.112%, 7/20/12 (A)	1,400,000	1,399,919
0.122%, 7/25/12 (A)	850,000	849,932
0.132%, 7/27/12 (A)	200,000	199,981
4.625%, 8/15/12	195,000	196,080
0.119%, 8/17/12 (A)	300,000	299,953
0.875%, 8/22/12	390,000	390,390
1.750%, 8/22/12	1,160,000	1,162,633
0.101%, 8/29/12 (A)	400,000	399,934
0.132%, 9/7/12 (A)	850,000	849,791
0.220%, 9/12/12	2,500,000	2,500,361
4.500%, 9/14/12	1,955,000	1,972,305
		11,521,217
Freddie Mac - 23.4%
0.112%, 7/2/12 (A)	200,000	199,999
0.099%, 7/9/12 (A)	300,000	299,993
0.101%, 7/10/12 (A)	200,000	199,995
5.125%, 7/15/12	803,000	804,549
1.125%, 7/27/12	1,134,000	1,134,813
0.115%, 7/30/12 (A)	1,500,000	1,499,861
0.122%, 8/6/12 (A)	600,000	599,928
0.122%, 8/13/12 (A)	220,000	219,969
0.122%, 8/14/12 (A)	200,000	199,971
0.091%, 8/20/12 (A)	600,000	599,925
5.500%, 8/20/12	3,000,000	3,021,907
	Par Value	Value (Note 2)
0.107%, 8/27/12 (A)	$ 300,000	$ 299,950
1.000%, 8/28/12	1,294,000	1,295,769
0.122%, 9/10/12 (A)	1,000,000	999,763
2.125%, 9/21/12	1,220,000	1,225,350
		12,601,742
U.S. Treasury Bills (A) - 7.8%
0.082%, 8/2/12	1,200,000	1,199,914
0.094%, 8/16/12	3,000,000	2,999,643
		4,199,557
Total U.S. Government and Agency Obligations ( Cost $40,943,753 )		40,943,753
SHORT-TERM INVESTMENTS - 19.5%
Consumer Discretionary - 4.7%
McDonald’s Corp. (A), 0.132%, 7/9/12	1,500,000	1,499,957
Walt Disney Co. (A), 0.122%, 7/10/12	1,000,000	999,970
		2,499,927
Consumer Staples - 4.6%
Coca-Cola Co. (A), 0.162%, 7/27/12	1,500,000	1,499,827
Coca-Cola Co. (A), 0.142%, 8/2/12	1,000,000	999,875
		2,499,702
Energy - 4.6%
ConocoPhillips Qatar (A), 0.193%, 7/23/12	1,000,000	999,884
ConocoPhillips Qatar (A), 0.193%, 8/9/12	1,500,000	1,499,691
		2,499,575
Financials - 3.7%
John Deere Bank S.A. (A), 0.152%, 7/20/12	1,500,000	1,499,881
John Deere Bank S.A. (A), 0.203%, 8/14/12	500,000	499,878
		1,999,759
Industrials - 1.9%
Emerson Electric Co. (A), 0.142%, 7/23/12	1,000,000	999,914
Total Short-Term Investments ( Cost $10,498,877 )		10,498,877
	Shares
INVESTMENT COMPANIES - 4.1%
State Street Institutional U.S. Government Money Market Fund	2,191,590	2,191,590
Total Investment Companies ( Cost $2,191,590 )		2,191,590
TOTAL INVESTMENTS - 99.7% ( Cost $53,634,220** )		53,634,220
NET OTHER ASSETS AND LIABILITIES - 0.3%		136,646
TOTAL NET ASSETS - 100.0%		$ 53,770,866

**	Aggregate cost for Federal tax purposes was $53,634,220.
(A)	Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Bond Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 2.0%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 652,045	$ 660,795
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	3,820,000	3,873,552
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (B), 5.5%, 11/25/33	3,500,000	3,541,377
Total Asset Backed Securities ( Cost $7,992,944 )		8,075,724
CORPORATE NOTES AND BONDS - 27.2%
Consumer Discretionary - 2.4%
American Association of Retired Persons (C) (D), 7.5%, 5/1/31	2,500,000	3,509,988
DR Horton Inc., 5.25%, 2/15/15	1,140,000	1,185,600
ERAC USA Finance LLC (C) (D), 6.7%, 6/1/34	4,400,000	5,050,641
		9,746,229
Consumer Staples - 1.1%
PepsiCo Inc., 4.65%, 2/15/13	1,165,000	1,194,924
WM Wrigley Jr. Co. (C) (D), 3.05%, 6/28/13	3,170,000	3,206,890
		4,401,814
Energy - 2.5%
Hess Corp., 7.875%, 10/1/29	2,460,000	3,217,237
Transocean Inc., 6%, 3/15/18	1,400,000	1,563,807
Transocean Inc., 7.5%, 4/15/31	2,310,000	2,689,122
Valero Energy Corp., 7.5%, 4/15/32	2,275,000	2,635,701
		10,105,867
Financials - 3.1%
American Express Credit Corp., 2.375%, 3/24/17	1,080,000	1,106,927
HCP Inc., 6.7%, 1/30/18	2,725,000	3,164,044
Lehman Brothers Holdings Inc. (E) *, 5.75%, 1/3/17	3,135,000	313
Simon Property Group L.P., 5.875%, 3/1/17	1,060,000	1,220,241
Swiss Re Solutions Holding Corp., 7%, 2/15/26	1,250,000	1,468,796
UBS AG, 5.75%, 4/25/18	750,000	830,817
US Bank NA, 6.3%, 2/4/14	2,000,000	2,165,262
Wells Fargo & Co., 5.25%, 10/23/12	2,735,000	2,774,291
		12,730,691
Health Care - 4.3%
Eli Lilly & Co., 6.57%, 1/1/16	2,600,000	3,060,912
Genentech Inc., 5.25%, 7/15/35	1,740,000	2,048,726
Merck & Co. Inc., 5.75%, 11/15/36	3,960,000	5,265,648
Quest Diagnostics Inc., 5.45%, 11/1/15	3,500,000	3,903,606
Wyeth, 6.5%, 2/1/34	2,370,000	3,247,405
		17,526,297
	Par Value	Value (Note 2)
Industrials - 4.6%
Boeing Co./The, 8.625%, 11/15/31	$ 760,000	$ 1,152,216
Boeing Co./The, 6.875%, 10/15/43	1,380,000	1,939,959
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	2,925,000	3,907,347
EI du Pont de Nemours & Co., 5%, 1/15/13	195,000	199,469
General Electric Capital Corp., 3.35%, 10/17/16	3,200,000	3,370,903
Lockheed Martin Corp., 7.65%, 5/1/16	1,450,000	1,749,902
Norfolk Southern Corp., 5.59%, 5/17/25	1,268,000	1,531,802
Norfolk Southern Corp., 7.05%, 5/1/37	1,400,000	1,925,897
Waste Management Inc., 7.125%, 12/15/17	2,465,000	2,976,184
		18,753,679
Information Technology - 1.2%
Cisco Systems Inc., 5.5%, 2/22/16	2,400,000	2,784,934
Western Union Co./The, 5.93%, 10/1/16	2,065,000	2,395,825
		5,180,759
Materials - 1.5%
Westvaco Corp., 8.2%, 1/15/30	2,250,000	2,671,117
Weyerhaeuser Co., 7.375%, 3/15/32	3,000,000	3,350,793
		6,021,910
Telecommunication Services - 1.8%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	3,080,000	4,483,611
Rogers Communications Inc. (F), 6.25%, 6/15/13	3,000,000	3,151,374
		7,634,985
Utilities - 4.7%
Indianapolis Power & Light Co. (C) (D), 6.05%, 10/1/36	3,445,000	4,264,810
Interstate Power & Light Co., 6.25%, 7/15/39	2,925,000	3,855,729
Sierra Pacific Power Co., Series M, 6%, 5/15/16	3,250,000	3,787,137
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	2,165,000	2,448,877
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	1,165,000	1,186,559
Wisconsin Electric Power Co., 6.5%, 6/1/28	3,000,000	3,832,224
		19,375,336
Total Corporate Notes and Bonds ( Cost $100,869,708 )		111,477,567

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Bond Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 17.6%
Fannie Mae - 14.7%
4%, 4/1/15 Pool # 255719	$ 539,941	$ 574,566
5.5%, 4/1/16 Pool # 745444	871,726	947,658
6%, 5/1/16 Pool # 582558	52,266	56,288
5.5%, 9/1/17 Pool # 657335	120,394	130,421
5.5%, 2/1/18 Pool # 673194	386,961	421,712
5%, 5/1/20 Pool # 813965	1,383,158	1,505,377
4.5%, 9/1/20 Pool # 835465	1,143,834	1,230,232
6%, 5/1/21 Pool # 253847	161,360	177,416
7%, 12/1/29 Pool # 762813	112,978	131,076
7%, 11/1/31 Pool # 607515	83,498	99,205
6.5%, 3/1/32 Pool # 631377	223,856	257,171
7%, 4/1/32 Pool # 641518	4,933	5,831
7%, 5/1/32 Pool # 644591	129,167	153,466
6.5%, 6/1/32 Pool # 545691	1,309,368	1,498,775
5.5%, 4/1/33 Pool # 690206	1,763,443	1,938,695
5%, 10/1/33 Pool # 254903	2,486,382	2,705,601
5.5%, 11/1/33 Pool # 555880	2,061,736	2,266,632
5%, 5/1/34 Pool # 782214	63,826	69,413
5%, 6/1/34 Pool # 778891	593,824	645,809
5.5%, 6/1/34 Pool # 780384	2,188,082	2,404,167
7%, 7/1/34 Pool # 792636	80,681	92,750
5.5%, 8/1/34 Pool # 793647	284,818	314,548
5.5%, 3/1/35 Pool # 810075	1,219,128	1,337,238
5.5%, 3/1/35 Pool # 815976	1,479,199	1,625,354
5.5%, 7/1/35 Pool # 825283	1,656,587	1,820,357
5%, 8/1/35 Pool # 829670	1,928,411	2,092,409
5.5%, 8/1/35 Pool # 826872	804,410	882,970
5%, 9/1/35 Pool # 820347	1,971,108	2,206,494
5%, 9/1/35 Pool # 835699	1,823,244	2,040,972
5%, 10/1/35 Pool # 797669	2,610,772	2,910,308
5.5%, 10/1/35 Pool # 836912	304,111	333,574
5%, 11/1/35 Pool # 844809	1,363,554	1,479,515
5%, 12/1/35 Pool # 850561	1,444,787	1,567,657
5.5%, 2/1/36 Pool # 851330	681,779	749,179
5.5%, 10/1/36 Pool # 896340	522,247	572,287
5.5%, 10/1/36 Pool # 901723	2,395,957	2,617,596
6.5%, 10/1/36 Pool # 894118	1,628,836	1,848,337
6%, 11/1/36 Pool # 902510	2,422,934	2,712,472
5.5%, 2/1/37 Pool # 905140	1,927,853	2,129,083
5.5%, 5/1/37 Pool # 899323	1,450,878	1,590,079
5.5%, 5/1/37 Pool # 928292	1,180,681	1,303,921
6%, 10/1/37 Pool # 947563	2,288,083	2,561,506
5.5%, 7/1/38 Pool # 986973	1,870,944	2,053,371
5%, 8/1/38 Pool # 988934	2,723,060	2,984,421
6.5%, 8/1/38 Pool # 987711	2,771,371	3,122,900
		60,168,809
	Par Value	Value (Note 2)
Freddie Mac - 2.8%
5%, 5/1/18 Pool # E96322	$ 847,185	$ 909,766
8%, 6/1/30 Pool # C01005	59,788	74,006
7%, 3/1/31 Pool # C48129	221,504	262,058
5%, 7/1/33 Pool # A11325	1,591,352	1,757,638
6%, 10/1/34 Pool # A28439	464,395	514,448
6%, 10/1/34 Pool # A28598	190,368	210,886
5.5%, 11/1/34 Pool # A28282	3,038,457	3,357,227
5%, 4/1/35 Pool # A32314	426,467	472,429
5%, 4/1/35 Pool # A32315	748,272	832,425
5%, 4/1/35 Pool # A32316	820,412	912,677
5%, 4/1/35 Pool # A32509	274,719	305,614
5%, 1/1/37 Pool # A56371	1,948,119	2,096,589
		11,705,763
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	35,704	38,309
6.5%, 2/20/29 Pool # 2714	140,622	163,082
6.5%, 4/20/31 Pool # 3068	109,809	127,280
		328,671
Total Mortgage Backed Securities ( Cost $65,087,102 )		72,203,243
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 45.6%
Fannie Mae - 1.6%
5.250%, 8/1/12	2,400,000	2,409,629
4.625%, 10/15/14	3,905,000	4,279,396
		6,689,025
Federal Farm Credit Bank - 1.2%
5.875%, 10/3/16	4,000,000	4,821,292
Freddie Mac - 2.1%
4.875%, 11/15/13	2,500,000	2,657,765
4.500%, 1/15/14	5,500,000	5,848,870
		8,506,635
U.S. Treasury Bonds - 4.1%
6.625%, 2/15/27	7,350,000	11,484,375
4.500%, 5/15/38	4,000,000	5,410,624
		16,894,999
U.S. Treasury Notes - 36.6%
0.375%, 10/31/12	5,000,000	5,003,710
3.625%, 5/15/13	4,000,000	4,117,188
3.125%, 8/31/13	2,710,000	2,799,663
4.000%, 2/15/14	9,500,000	10,063,692
4.250%, 8/15/14	11,200,000	12,121,379
2.375%, 9/30/14	3,600,000	3,764,250
2.625%, 12/31/14	20,000,000	21,120,320
2.500%, 3/31/15	1,750,000	1,850,625

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Bond Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
4.250%, 8/15/15	$ 8,900,000	$ 9,942,973
3.250%, 12/31/16	8,000,000	8,910,000
3.125%, 1/31/17	4,000,000	4,437,812
2.375%, 7/31/17	4,000,000	4,319,376
4.250%, 11/15/17	9,100,000	10,732,312
2.750%, 2/15/19	16,750,000	18,588,580
3.375%, 11/15/19	15,000,000	17,354,295
2.625%, 11/15/20	6,500,000	7,144,417
2.000%, 11/15/21	7,500,000	7,775,978
		150,046,570
Total U.S. Government and Agency Obligations ( Cost $170,790,046 )		186,958,521
	Shares
INVESTMENT COMPANIES - 4.6%
State Street Institutional U.S. Government Money Market Fund	18,917,047	18,917,047
Total Investment Companies ( Cost $18,917,047 )		18,917,047
TOTAL INVESTMENTS - 97.0% ( Cost $363,656,847** )		397,632,102
NET OTHER ASSETS AND LIABILITIES - 3.0%		12,273,215
TOTAL NET ASSETS - 100.0%		$409,905,317

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $363,656,847.
(A)
Stated interest rate is contingent upon sufficient collateral market value.  If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(B)	Floating rate or variable rate note. Rate shown is as of June 30, 2012.
(C)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or  other "qualified institutional investors."

(D)	Illiquid security (See Note 2).
(E)	In default. Issuer is bankrupt.
(F)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.77% of total net assets.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

High Income Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 94.7%
Consumer Discretionary - 33.1%
Auto Components - 3.4%
Allison Transmission Inc. (A), 7.125%, 5/15/19	$1,000,000	$ 1,042,500
American Axle & Manufacturing Inc., 7.875%, 3/1/17	750,000	774,375
Dana Holding Corp., 6.5%, 2/15/19	350,000	371,875
Goodyear Tire & Rubber Co., 7%, 5/15/22	500,000	499,375
Tenneco Inc., 6.875%, 12/15/20	475,000	513,000
		3,201,125
Automobiles - 0.3%
Cooper Standard Automotive Inc., 8.5%, 5/1/18	250,000	269,688
Hotels, Restaurants & Leisure - 5.3%
Ameristar Casinos Inc., 7.5%, 4/15/21	300,000	321,000
Ameristar Casinos Inc. (A), 7.5%, 4/15/21	500,000	535,000
Boyd Gaming Corp., 9.125%, 12/1/18	500,000	515,000
Felcor Lodging L.P., 6.75%, 6/1/19	950,000	972,562
Isle of Capri Casinos Inc., 7%, 3/1/14	500,000	499,375
MGM Resorts International, 7.625%, 1/15/17	500,000	516,250
Pinnacle Entertainment Inc., 8.625%, 8/1/17	500,000	543,750
Pinnacle Entertainment Inc., 8.75%, 5/15/20	300,000	328,500
Scientific Games International Inc. (A), 7.875%, 6/15/16	750,000	780,000
		5,011,437
Household Durables - 1.7%
Griffon Corp., 7.125%, 4/1/18	500,000	507,500
Jarden Corp., 7.5%, 5/1/17	500,000	560,000
Spectrum Brands Holdings Inc., 9.5%, 6/15/18	500,000	565,000
		1,632,500
Media - 18.3%
Allbritton Communications Co., 8%, 5/15/18	950,000	992,750
Belo Corp., 8%, 11/15/16	500,000	546,875
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	266,250
CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, 4/30/20	1,000,000	1,115,000
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	750,000	798,750
Cequel Communications Holdings I LLC and Cequel Capital Corp. (A), 8.625%, 11/15/17	900,000	969,750
Clear Channel Worldwide Holdings Inc., Series B, 9.25%, 12/15/17	350,000	381,500
Clear Channel Worldwide Holdings Inc. (A), 7.625%, 3/15/20	500,000	488,750
CSC Holdings LLC (A), 6.75%, 11/15/21	400,000	426,000
Cumulus Media Holdings Inc., 7.75%, 5/1/19	900,000	848,250
DISH DBS Corp., 6.75%, 6/1/21	1,025,000	1,107,000
DISH DBS Corp. (A), 5.875%, 7/15/22	100,000	101,000
	Par Value	Value (Note 2)
Gray Television Inc., 10.5%, 6/29/15	$ 800,000	$ 832,000
Hughes Satellite Systems Corp., 6.5%, 6/15/19	500,000	531,250
Hughes Satellite Systems Corp., 7.625%, 6/15/21	750,000	815,625
Intelsat Jackson Holdings S.A. (B), 11.25%, 6/15/16	174,000	182,265
Intelsat Jackson Holdings S.A. (B), 7.5%, 4/1/21	100,000	105,750
Intelsat Luxembourg S.A. (B), 11.25%, 2/4/17	800,000	824,000
Intelsat Luxembourg S.A., PIK (A) (B), 11.5%, 2/4/17	375,000	387,187
Lamar Media Corp. (A), 5.875%, 2/1/22	500,000	512,500
Mediacom Broadband LLC / Mediacom Broadband Corp., 8.5%, 10/15/15	500,000	513,750
Nielsen Finance LLC / Nielsen Finance Co., 7.75%, 10/15/18	500,000	553,750
Quebecor Media Inc. (B), 7.75%, 3/15/16	500,000	513,750
Telesat Canada / Telesat LLC (A) (B), 6%, 5/15/17	500,000	508,750
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (A) (B), 8.125%, 12/1/17	750,000	806,250
UPCB Finance V Ltd. (A) (B), 6.875%, 1/15/22	350,000	357,000
Viasat Inc., 8.875%, 9/15/16	500,000	535,000
Videotron Ltee (A) (B), 5%, 7/15/22	750,000	761,250
XM Satellite Radio Inc. (A), 7.625%, 11/1/18	500,000	537,500
		17,319,452
Specialty Retail - 3.1%
Jo-Ann Stores Inc. (A), 8.125%, 3/15/19	600,000	597,000
Ltd. Brands Inc., 6.9%, 7/15/17	250,000	277,500
Penske Automotive Group Inc., 7.75%, 12/15/16	1,000,000	1,037,500
Sally Holdings LLC / Sally Capital Inc., 5.75%, 6/1/22	1,000,000	1,046,250
Yankee Acquisition Corp., Series B, 8.5%, 2/15/15	23,000	23,460
		2,981,710
Textiles, Apparel & Luxury Goods - 1.0%
Hanesbrands Inc., 6.375%, 12/15/20	250,000	263,125
Iconix Brand Group Inc. (A) (C), 2.5%, 6/1/16	200,000	192,750
Levi Strauss & Co., 7.625%, 5/15/20	500,000	531,250
		987,125
Consumer Staples - 7.1%
Central Garden and Pet Co., 8.25%, 3/1/18	500,000	501,250
Del Monte Corp., 7.625%, 2/15/19	500,000	504,375
Dole Food Co. Inc. (A), 8%, 10/1/16	200,000	208,750
Ingles Markets Inc., 8.875%, 5/15/17	750,000	816,563
Mead Products LLC / ACCO Brands Corp. (A), 6.75%, 4/30/20	250,000	263,750

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

High Income Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Consumer Staples (continued)
NBTY Inc., 9%, 10/1/18	$1,000,000	$ 1,105,000
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 9.25%, 4/1/15	500,000	513,750
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 8.25%, 9/1/17	500,000	528,750
Stater Brothers Holdings, 7.75%, 4/15/15	500,000	510,000
SUPERVALU Inc., 7.5%, 11/15/14	500,000	507,500
SUPERVALU Inc., 8%, 5/1/16	500,000	506,250
Tops Markets LLC, 10.125%, 10/15/15	500,000	531,250
US Foodservice (A), 8.5%, 6/30/19	200,000	203,000
		6,700,188
Energy - 9.2%
AmeriGas Finance LLC / AmeriGas Finance Corp., 7%, 5/20/22	250,000	257,500
AmeriGas Partners L.P. / AmeriGas Finance Corp., 6.25%, 8/20/19	500,000	502,500
Bill Barrett Corp., 7%, 10/15/22	250,000	238,750
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	528,750
Chesapeake Energy Corp., 6.775%, 3/15/19	750,000	731,250
Continental Resources Inc., 8.25%, 10/1/19	250,000	279,375
Copano Energy LLC / Copano Energy Finance Corp., 7.125%, 4/1/21	550,000	566,500
Exterran Holdings Inc., 7.25%, 12/1/18	500,000	480,000
Helix Energy Solutions Group Inc. (A), 9.5%, 1/15/16	87,000	91,133
Inergy L.P. / Inergy Finance Corp., 6.875%, 8/1/21	366,000	366,000
Key Energy Services Inc., 6.75%, 3/1/21	500,000	487,500
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.75%, 11/1/20	500,000	531,250
Oasis Petroleum Inc., 6.875%, 1/15/23	500,000	501,875
PetroBakken Energy Ltd. (A) (B), 8.625%, 2/1/20	700,000	696,500
Precision Drilling Corp. (B), 6.5%, 12/15/21	850,000	867,000
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.875%, 12/1/18	500,000	526,250
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.5%, 7/15/21	750,000	787,500
Unit Corp., 6.625%, 5/15/21	250,000	248,750
		8,688,383
Financials - 3.4%
CIT Group Inc. (A), 7%, 5/2/16	600,000	601,500
CIT Group Inc. (A), 7%, 5/2/17	287,933	288,473
CIT Group Inc., 5%, 5/15/17	50,000	51,500
CIT Group Inc., 5.25%, 3/15/18	200,000	206,500
MPT Operating Partnership L.P. / MPT Finance Corp., 6.875%, 5/1/21	500,000	521,250
	Par Value	Value (Note 2)
Nuveen Investments Inc., 10.5%, 11/15/15	$1,000,000	$ 1,015,000
Trans Union LLC / TransUnion Financing Corp., 11.375%, 6/15/18	500,000	588,125
		3,272,348
Health Care - 10.3%
AMGH Merger Sub Inc. (A), 9.25%, 11/1/18	830,000	863,200
Biomet Inc., 10%, 10/15/17	250,000	267,031
Biomet Inc., 11.625%, 10/15/17	750,000	809,063
DaVita Inc., 6.375%, 11/1/18	500,000	516,250
Endo Pharmaceuticals Holdings Inc., 7%, 12/15/20	500,000	541,875
Endo Pharmaceuticals Holdings Inc., 7.25%, 1/15/22	500,000	541,875
Fresenius Medical Care US Finance II Inc. (A), 5.625%, 7/31/19	200,000	208,500
Fresenius Medical Care US Finance II Inc. (A), 5.875%, 1/31/22	1,200,000	1,249,500
HCA Inc., 6.5%, 2/15/20	500,000	541,875
HCA Inc., 7.5%, 2/15/22	400,000	436,000
HCA Inc., 5.875%, 3/15/22	250,000	261,250
Hologic Inc. (C) (D), 2%, 12/15/37	150,000	146,625
Multiplan Inc. (A), 9.875%, 9/1/18	250,000	273,750
Omega Healthcare Investors Inc., 7.5%, 2/15/20	250,000	272,500
Tenet Healthcare Corp., 9.25%, 2/1/15	150,000	166,875
Tenet Healthcare Corp., 6.25%, 11/1/18	250,000	264,375
Tenet Healthcare Corp., 8%, 8/1/20	850,000	879,750
Valeant Pharmaceuticals International (A), 6.75%, 10/1/17	1,000,000	1,042,500
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II Inc. (A), 7.75%, 2/1/19	500,000	505,000
		9,787,794
Industrials - 11.4%
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	500,000	512,500
ARAMARK Corp., 8.5%, 2/1/15	1,000,000	1,023,760
ARAMARK Holdings Corp., PIK (A), 8.625%, 5/1/16	500,000	511,880
Ashtead Capital Inc. (A), 6.5%, 7/15/22	500,000	500,000
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 8.25%, 1/15/19	500,000	536,250
Bristow Group Inc., 7.5%, 9/15/17	750,000	778,125
FTI Consulting Inc., 7.75%, 10/1/16	750,000	775,313
Moog Inc., 7.25%, 6/15/18	500,000	530,000
RBS Global Inc. / Rexnord LLC, 8.5%, 5/1/18	300,000	325,500
RR Donnelley & Sons Co., 7.25%, 5/15/18	400,000	381,000
RSC Equipment Rental Inc. / RSC Holdings III LLC, 8.25%, 2/1/21	175,000	186,375
ServiceMaster Co., PIK (A), 10.75%, 7/15/15	397,604	410,033

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

High Income Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Industrials (continued)
ServiceMaster Co. (A), 8%, 2/15/20	$ 500,000	$ 544,375
Terex Corp., 8%, 11/15/17	500,000	518,750
Tomkins LLC / Tomkins Inc., 9%, 10/1/18	900,000	1,001,250
Trinity Industries Inc. (C), 3.875%, 6/1/36	425,000	419,156
UR Financing Escrow Corp. (A), 7.625%, 4/15/22	750,000	785,625
West Corp., 11%, 10/15/16	1,000,000	1,055,000
		10,794,892
Information Technology - 5.6%
Advanced Micro Devices Inc. (C), 6%, 5/1/15	77,000	77,674
Advanced Micro Devices Inc., 8.125%, 12/15/17	550,000	596,750
Advanced Micro Devices Inc., 7.75%, 8/1/20	500,000	550,000
Fidelity National Information Services Inc. (A), 5%, 3/15/22	250,000	254,375
General Cable Corp. (C), 0.875%, 11/15/13	325,000	309,156
Level 3 Financing Inc., 8.125%, 7/1/19	200,000	205,250
Level 3 Financing Inc., 8.625%, 7/15/20	750,000	787,500
SunGard Data Systems Inc., 10.25%, 8/15/15	1,050,000	1,078,875
SunGard Data Systems Inc., 7.375%, 11/15/18	500,000	536,250
Syniverse Holdings Inc., 9.125%, 1/15/19	850,000	922,250
		5,318,080
Materials - 7.2%
Ardagh Packaging Finance PLC (A) (B), 9.125%, 10/15/20	250,000	265,000
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA Inc. (A) (B), 9.125%, 10/15/20	300,000	315,000
Ferro Corp. (E), 7.875%, 8/15/18	500,000	487,500
FMG Resources August 2006 Pty Ltd. (A) (B), 7%, 11/1/15	200,000	204,000
Graphic Packaging International Inc., 9.5%, 6/15/17	350,000	385,000
Huntsman International LLC, 5.5%, 6/30/16	500,000	500,000
JMC Steel Group (A), 8.25%, 3/15/18	1,000,000	992,500
LyondellBasell Industries N.V. (A) (B), 5%, 4/15/19	900,000	943,875
Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp., 8.25%, 4/15/18	700,000	707,000
Polymer Group Inc., 7.75%, 2/1/19	500,000	528,125
Reynolds Group Holdings Ltd. (A), 8.25%, 2/15/21	500,000	475,000
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 8.5%, 5/15/18	250,000	245,000
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 9%, 4/15/19	250,000	249,375
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 9.875%, 8/15/19	500,000	518,750
		6,816,125
	Par Value	Value (Note 2)
Telecommunication Services - 4.9%
CenturyLink Inc., 5.8%, 3/15/22	$ 500,000	$ 497,752
CommScope Inc. (A), 8.25%, 1/15/19	500,000	528,750
Crown Castle International Corp., 7.125%, 11/1/19	150,000	160,875
Frontier Communications Corp., 7.875%, 4/15/15	250,000	275,000
Nextel Communications Inc., Series E, 6.875%, 10/31/13	321,000	322,204
Nextel Communications Inc., Series C, 5.95%, 3/15/14	800,000	801,000
Sprint Nextel Corp. (A), 7%, 3/1/20	150,000	156,000
tw telecom holdings, Inc., 8%, 3/1/18	500,000	545,000
Windstream Corp., 7%, 3/15/19	250,000	256,250
Windstream Corp., 7.75%, 10/15/20	1,000,000	1,060,000
		4,602,831
Utilities - 2.5%
AES Corp./The, 8%, 6/1/20	500,000	573,750
Calpine Corp. (A), 7.25%, 10/15/17	1,000,000	1,075,000
Mirant Americas Generation LLC, 8.5%, 10/1/21	300,000	270,000
NRG Energy Inc., 8.25%, 9/1/20	475,000	491,625
		2,410,375
Total Corporate Notes and Bonds ( Cost $85,900,144 )		89,794,053
	Shares
INVESTMENT COMPANIES - 4.7%
State Street Institutional U.S. Government Money Market Fund	4,438,740	4,438,740
Total Investment Companies ( Cost $4,438,740 )		4,438,740
TOTAL INVESTMENTS - 99.4% ( Cost $90,338,884** )		94,232,793
NET OTHER ASSETS AND LIABILITIES - 0.6%		601,469
TOTAL NET ASSETS - 100.0%		$ 94,834,262

**	Aggregate cost for Federal tax purposes was $90,338,884.
(A)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or  other "qualified institutional investors."

(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 8.16% of total net assets.
(C)	Convertible security.
(D)	Floating rate or variable rate note. Rate shown is as of June 30, 2012.
(E)	Illiquid security (Note 2).
PIK	Payment in Kind.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Diversified Income Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS - 53.7%
Consumer Discretionary - 4.2%
McDonald’s Corp.	35,000	$ 3,098,550
Omnicom Group Inc.	71,500	3,474,900
Target Corp.	90,000	5,237,100
Time Warner Inc.	130,000	5,005,000
		16,815,550
Consumer Staples - 7.5%
Coca-Cola Co./The	46,500	3,635,835
Diageo PLC, ADR	30,000	3,092,100
Nestle S.A., ADR	59,000	3,524,660
PepsiCo Inc.	107,300	7,581,818
Philip Morris International Inc.	31,000	2,705,060
Procter & Gamble Co./The	74,000	4,532,500
Sysco Corp.	82,000	2,444,420
Wal-Mart Stores Inc.	40,000	2,788,800
		30,305,193
Energy - 5.9%
Chevron Corp.	95,000	10,022,500
ConocoPhillips	128,000	7,152,640
Ensco PLC, Class A	92,000	4,321,240
Phillips 66 *	64,000	2,127,360
		23,623,740
Financials - 9.3%
Axis Capital Holdings Ltd.	110,500	3,596,775
Bank of New York Mellon Corp./The	109,100	2,394,745
BlackRock Inc.	20,000	3,396,400
M&T Bank Corp.	36,000	2,972,520
Northern Trust Corp.	58,500	2,692,170
PartnerRe Ltd.	54,000	4,086,180
Travelers Cos. Inc./The	126,000	8,043,840
US Bancorp	141,000	4,534,560
Wells Fargo & Co.	167,000	5,584,480
		37,301,670
Health Care - 9.1%
Becton, Dickinson and Co.	32,000	2,392,000
Johnson & Johnson	113,000	7,634,280
Medtronic Inc.	130,000	5,034,900
Merck & Co. Inc.	216,000	9,018,000
Novartis AG, ADR	41,000	2,291,900
Pfizer Inc.	452,019	10,396,437
		36,767,517
Industrials - 6.5%
3M Co.	66,000	5,913,600
Boeing Co./The	42,500	3,157,750
Emerson Electric Co.	48,000	2,235,840
Illinois Tool Works Inc.	49,000	2,591,610
	Shares	Value (Note 2)
Lockheed Martin Corp.	27,000	$ 2,351,160
Norfolk Southern Corp.	51,500	3,696,155
United Parcel Service Inc., Class B	49,000	3,859,240
Waste Management Inc.	72,000	2,404,800
		26,210,155
Information Technology - 6.8%
Broadridge Financial Solutions Inc.	146,000	3,105,420
Intel Corp.	257,000	6,849,050
Linear Technology Corp.	90,000	2,819,700
Microsoft Corp.	297,000	9,085,230
Paychex Inc.	105,000	3,298,050
Western Union Co./The	131,000	2,206,040
		27,363,490
Materials - 0.8%
Air Products & Chemicals Inc.	40,000	3,229,200
Telecommunication Service - 1.8%
AT&T Inc.	205,315	7,321,533
Utilities - 1.8%
Exelon Corp.	107,000	4,025,340
FirstEnergy Corp.	67,000	3,295,730
		7,321,070
Total Common Stocks ( Cost $179,250,240 )		216,259,118
	Par Value
ASSET BACKED SECURITIES - 0.7%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 599,648	607,695
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	2,045,000	2,073,669
Total Asset Backed Securities ( Cost $2,663,809 )		2,681,364
CORPORATE NOTES AND BONDS - 16.2%
Consumer Discretionary - 1.8%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	2,000,000	2,807,990
DR Horton Inc., 5.25%, 2/15/15	515,000	535,600
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	1,850,000	2,123,565
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	1,600,000	1,728,000
		7,195,155
Consumer Staples - 1.1%
Kraft Foods Inc., 6.5%, 11/1/31	2,025,000	2,496,963
PepsiCo Inc., 4.65%, 2/15/13	620,000	635,925
WM Wrigley Jr. Co. (B) (C), 3.05%, 6/28/13	1,310,000	1,325,244
		4,458,132

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Diversified Income Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Energy - 1.3%
ConocoPhillips, 6.65%, 7/15/18	$1,500,000	$ 1,877,667
Hess Corp., 7.875%, 10/1/29	1,150,000	1,503,993
Transocean Inc., 6%, 3/15/18	750,000	837,754
Transocean Inc., 7.5%, 4/15/31	1,030,000	1,199,045
		5,418,459
Financials - 2.5%
American Express Credit Corp., 2.375%, 3/24/17	450,000	461,219
HCP Inc., 6.7%, 1/30/18	1,450,000	1,683,620
Lehman Brothers Holdings Inc. (E) *, 5.75%, 1/3/17	1,735,000	173
Nationwide Health Properties Inc., Series D, 8.25%, 7/1/12	2,400,000	2,400,000
Simon Property Group L.P., 5.875%, 3/1/17	530,000	610,121
Swiss Re Solutions Holding Corp., 7%, 2/15/26	1,000,000	1,175,037
US Bank NA, 6.3%, 2/4/14	2,000,000	2,165,262
Wells Fargo & Co., 5.25%, 10/23/12	1,450,000	1,470,831
		9,966,263
Health Care - 3.0%
Amgen Inc., 5.85%, 6/1/17	3,950,000	4,654,909
Eli Lilly & Co., 6.57%, 1/1/16	1,200,000	1,412,729
Genentech Inc., 5.25%, 7/15/35	740,000	871,298
Merck & Co. Inc., 5.75%, 11/15/36	1,320,000	1,755,216
Quest Diagnostics Inc., 5.45%, 11/1/15	1,500,000	1,672,974
Wyeth, 6.5%, 2/1/34	1,100,000	1,507,234
		11,874,360
Industrials - 2.1%
Boeing Co./The, 8.625%, 11/15/31	350,000	530,626
Boeing Co./The, 6.875%, 10/15/43	620,000	871,576
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	1,365,000	1,823,428
EI du Pont de Nemours & Co., 5%, 1/15/13	103,000	105,360
Lockheed Martin Corp., 7.65%, 5/1/16	780,000	941,327
Norfolk Southern Corp., 5.59%, 5/17/25	957,000	1,156,100
Norfolk Southern Corp., 7.05%, 5/1/37	1,050,000	1,444,423
Waste Management Inc., 7.125%, 12/15/17	1,150,000	1,388,484
		8,261,324
Information Technology - 0.5%
Cisco Systems Inc., 5.5%, 2/22/16	960,000	1,113,973
Western Union Co./The, 5.93%, 10/1/16	935,000	1,084,793
		2,198,766
Materials - 0.3%
Westvaco Corp., 8.2%, 1/15/30	1,025,000	1,216,842
	Par Value	Value (Note 2)
Telecommunication Services - 1.0%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	$1,780,000	$ 2,591,178
Rogers Communications Inc. (D), 6.25%, 6/15/13	1,315,000	1,381,352
		3,972,530
Utilities - 2.6%
Indianapolis Power & Light Co. (B) (C), 6.05%, 10/1/36	1,555,000	1,925,045
Interstate Power & Light Co., 6.25%, 7/15/39	1,365,000	1,799,340
Nevada Power Co., Series R, 6.75%, 7/1/37	1,600,000	2,164,434
Sierra Pacific Power Co., Series M, 6%, 5/15/16	474,000	552,339
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	835,000	944,486
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	620,000	631,473
Westar Energy Inc., 6%, 7/1/14	2,400,000	2,626,930
		10,644,047
Total Corporate Notes and Bonds ( Cost $58,618,702 )		65,205,878
MORTGAGE BACKED SECURITIES - 7.7%
Fannie Mae - 6.6%
4%, 4/1/15 Pool # 255719	253,494	269,749
5.5%, 4/1/16 Pool # 745444	336,885	366,229
6%, 5/1/16 Pool # 582558	95,821	103,195
5%, 12/1/17 Pool # 672243	710,607	769,401
4.5%, 9/1/20 Pool # 835465	703,177	756,290
6%, 5/1/21 Pool # 253847	137,277	150,936
7%, 12/1/29 Pool # 762813	52,908	61,384
7%, 11/1/31 Pool # 607515	83,498	99,205
7%, 4/1/32 Pool # 641518	2,642	3,123
7%, 5/1/32 Pool # 644591	71,011	84,370
5.5%, 10/1/33 Pool # 254904	680,058	747,642
5.5%, 11/1/33 Pool # 555880	2,061,736	2,266,632
5%, 5/1/34 Pool # 780890	2,474,871	2,691,529
7%, 7/1/34 Pool # 792636	38,617	44,394
5.5%, 8/1/34 Pool # 793647	275,163	303,885
5.5%, 3/1/35 Pool # 815976	1,435,151	1,576,954
5.5%, 7/1/35 Pool # 825283	688,712	756,798
5.5%, 8/1/35 Pool # 826872	352,988	387,462
5%, 9/1/35 Pool # 820347	805,602	901,805
5%, 9/1/35 Pool # 835699	763,188	854,326
5%, 10/1/35 Pool # 797669	817,832	911,663
5.5%, 10/1/35 Pool # 836912	664,552	728,934
5%, 12/1/35 Pool # 850561	604,393	655,793
5.5%, 12/1/35 Pool # 844583	1,649,235	1,809,529
5.5%, 2/1/36 Pool # 851330	306,214	336,486
5.5%, 9/1/36 Pool # 831820	1,626,222	1,818,836

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Diversified Income Fund Portfolio of Investments (unaudited)
	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES (continued)
Fannie Mae (continued)
6%, 9/1/36 Pool # 831741	$ 639,955	$ 704,880
5.5%, 10/1/36 Pool # 896340	234,975	257,490
5.5%, 10/1/36 Pool # 901723	898,484	981,598
5.5%, 12/1/36 Pool # 902853	1,426,683	1,574,709
5.5%, 12/1/36 Pool # 903059	1,299,236	1,443,377
5.5%, 12/1/36 Pool # 907512	907,386	994,444
5.5%, 12/1/36 Pool # 907635	990,383	1,098,309
		26,511,357
Freddie Mac - 1.1%
8%, 6/1/30 Pool # C01005	47,830	59,205
6.5%, 1/1/32 Pool # C62333	172,828	196,869
5%, 7/1/33 Pool # A11325	1,591,352	1,757,638
6%, 10/1/34 Pool # A28439	215,372	238,585
6%, 10/1/34 Pool # A28598	88,287	97,802
5%, 4/1/35 Pool # A32314	230,618	255,473
5%, 4/1/35 Pool # A32315	334,137	371,714
5%, 4/1/35 Pool # A32316	282,015	313,731
5%, 4/1/35 Pool # A32509	182,453	202,972
5%, 1/1/37 Pool # A56371	974,059	1,048,295
		4,542,284
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	90,431	104,819
Total Mortgage Backed Securities ( Cost $28,183,768 )		31,158,460
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.8%
U.S. Treasury Bond - 1.3%
6.625%, 2/15/27	3,270,000	5,109,375
U.S. Treasury Notes - 14.5%
0.375%, 10/31/12	3,000,000	3,002,226
4.000%, 11/15/12	2,500,000	2,535,450
1.375%, 1/15/13	4,000,000	4,025,468
3.625%, 5/15/13	1,980,000	2,038,008
3.125%, 8/31/13	1,175,000	1,213,876
4.000%, 2/15/14	4,810,000	5,095,406
4.250%, 8/15/14	4,965,000	5,373,451
	Par Value	Value (Note 2)
2.375%, 9/30/14	$1,400,000	$ 1,463,875
2.500%, 3/31/15	795,000	840,713
4.500%, 2/15/16	3,550,000	4,055,044
3.250%, 12/31/16	2,500,000	2,784,375
3.125%, 1/31/17	2,000,000	2,218,906
2.375%, 7/31/17	2,000,000	2,159,688
4.250%, 11/15/17	9,100,000	10,732,312
2.750%, 2/15/19	1,300,000	1,442,696
3.375%, 11/15/19	1,000,000	1,156,953
2.625%, 11/15/20	7,400,000	8,133,643
		58,272,090
Total U.S. Government and Agency Obligations ( Cost $58,691,049 )		63,381,465
	Shares
INVESTMENT COMPANIES - 5.6%
State Street Institutional U.S. Government Money Market Fund	22,635,736	22,635,736
Total Investment Companies ( Cost $22,635,736 )		22,635,736
TOTAL INVESTMENTS - 99.7% ( Cost $350,043,304** )		401,322,021
NET OTHER ASSETS AND LIABILITIES - 0.3%		1,074,957
TOTAL NET ASSETS - 100.0%		$402,396,978
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $350,872,486.
(A)
Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(B)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.8% of total net assets.
(E)	In default. Issuer is bankrupt.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Equity Income Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCK - 98.6%***
Consumer Discretionary - 12.6%
Best Buy Co. Inc.	1,500	$ 31,440
CarMax Inc.*	2,500	64,850
Kohl’s Corp.	1,500	68,235
Staples Inc.	3,500	45,675
Target Corp.	1,600	93,104
		303,304
Energy - 16.3%
Apache Corp.	1,000	87,890
Canadian Natural Resources Ltd.	2,000	53,700
Noble Corp.*	2,000	65,060
Petroleo Brasileiro S.A., ADR	2,700	50,679
Schlumberger Ltd.	1,500	97,365
Southwestern Energy Co.*	1,200	38,316
		393,010
Financials - 11.6%
Bank of New York Mellon Corp.	3,500	76,825
Goldman Sachs Group Inc.	300	28,758
Morgan Stanley	2,500	36,475
State Street Corp.	2,200	98,208
T Rowe Price Group Inc.	600	37,776
		278,042
Health Care - 17.7%
Community Health Systems Inc.*	3,000	84,090
Laboratory Corp. of America Holdings*	800	74,088
Mylan Inc.*	4,000	85,480
St. Jude Medical Inc.	1,700	67,847
Stryker Corp.	1,000	55,100
Teva Pharmaceutical Industries Ltd., ADR	1,500	59,160
		425,765
Industrials - 9.3%
Expeditors International of Washington Inc.	2,000	77,500
Jacobs Engineering Group Inc.*	2,000	75,720
Norfolk Southern Corp.	1,000	71,770
		224,990
	Shares	Value (Note 2)
Information Technology - 27.6%
Adobe Systems Inc.*	3,200	$ 103,584
Cisco Systems Inc.	5,000	85,850
eBay Inc.*	3,000	126,030
FLIR Systems Inc.	3,500	68,250
Google Inc., Class A*	200	116,014
Hewlett-Packard Co.	1,500	30,165
Qualcomm Inc.	1,000	55,680
Yahoo! Inc.*	5,000	79,150
		664,723
Materials - 3.5%
Freeport-McMoRan Copper & Gold Inc.	2,500	85,175
Total Common Stock (Cost $2,689,464)		2,375,009
Repurchase Agreement - 4.7%
With U.S. Bank National Association issued 06/29/12 at 0.01%, due 07/02/12, collateralized by $115,421 in Freddie Mac Gold Pool #G11440 due 08/01/18. Proceeds at maturity are $113,060 (Cost $113,060)		113,060
TOTAL INVESTMENTS - 103.3% (Cost $2,802,524**)		2,488,069
NET OTHER ASSETS AND LIABILITIES - (1.5%)		(35,537)
TOTAL CALL OPTIONS WRITTEN - (1.8%)		(44,276)
TOTAL ASSETS - 100%		$ 2,408,256

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $2,802,524.
***	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
ADR	American Depository Receipt

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Equity Income Fund Portfolio of Investments (unaudited)
Call Options Written	Contracts (100 shares per contract)	Expiration Date	Exercise Price	Market Value
Adobe Systems Inc.	32	July2016	$33.00	$ 1,328
Apache Corp.	10	July2016	90.00	1,410
CarMax Inc.	25	July2016	30.00	125
eBay Inc.	30	July2016	34.00	24,000
Kohl’s Corp.	15	July2016	52.50	75
St. Jude Medical Inc.	17	July2016	40.00	1,785
State Street Corp.	22	July2016	42.00	6,688
T Rowe Price Group Inc.	6	July2016	60.00	2,040
Target Corp.	16	July2016	55.00	5,400
Yahoo! Inc.	50	July2016	16.00	1,425
Total Call Options Written (Premiums received $35,169)				$44,276

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Large Cap Value Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS - 96.5%
Consumer Discretionary - 7.1%
Omnicom Group Inc.	174,000	$ 8,456,400
Target Corp.	203,000	11,812,570
Time Warner Inc.	290,000	11,165,000
Viacom Inc., Class B	110,000	5,172,200
		36,606,170
Consumer Staples - 11.2%
Diageo PLC, ADR	71,000	7,317,970
Nestle S.A., ADR	94,000	5,615,560
PepsiCo Inc.	230,000	16,251,800
Philip Morris International Inc.	67,000	5,846,420
Procter & Gamble Co./The	177,000	10,841,250
Sysco Corp.	194,000	5,783,140
Wal-Mart Stores Inc.	89,000	6,205,080
		57,861,220
Energy - 13.9%
Apache Corp.	95,000	8,349,550
Canadian Natural Resources Ltd.	259,000	6,954,150
Chevron Corp.	143,046	15,091,353
ConocoPhillips	163,000	9,108,440
Ensco PLC, Class A	175,000	8,219,750
Occidental Petroleum Corp.	158,500	13,594,545
Schlumberger Ltd.	161,000	10,450,510
		71,768,298
Financials - 23.8%
Arch Capital Group Ltd. *	214,000	8,493,660
Bank of New York Mellon Corp./The	500,000	10,975,000
Berkshire Hathaway Inc., Class B *	162,000	13,499,460
BlackRock Inc.	31,000	5,264,420
Brookfield Asset Management Inc., Class A	255,000	8,440,500
Franklin Resources Inc.	57,500	6,381,925
M&T Bank Corp.	71,500	5,903,755
Markel Corp. *	23,106	10,205,920
Travelers Cos. Inc./The	227,000	14,491,680
US Bancorp	503,000	16,176,480
Wells Fargo & Co.	474,000	15,850,560
WR Berkley Corp.	179,532	6,987,386
		122,670,746
Health Care - 15.0%
Johnson & Johnson	290,000	19,592,400
Medtronic Inc.	233,000	9,024,090
Merck & Co. Inc.	471,000	19,664,250
Novartis AG, ADR	141,000	7,881,900
Pfizer Inc.	926,000	21,298,000
		77,460,640
	Shares	Value (Note 2)
Industrials - 10.9%
3M Co.	179,000	$ 16,038,400
Boeing Co./The	74,000	5,498,200
Emerson Electric Co.	160,000	7,452,800
Illinois Tool Works Inc.	105,000	5,553,450
Lockheed Martin Corp.	69,000	6,008,520
Norfolk Southern Corp.	111,000	7,966,470
United Parcel Service Inc., Class B	99,500	7,836,620
		56,354,460
Information Technology - 8.2%
Cisco Systems Inc.	292,000	5,013,640
Intel Corp.	508,000	13,538,200
Microsoft Corp.	482,000	14,744,380
Western Union Co./The	530,000	8,925,200
		42,221,420
Materials - 2.5%
Air Products & Chemicals Inc.	86,000	6,942,780
Newmont Mining Corp.	122,000	5,918,220
		12,861,000
Telecommunication Service - 2.1%
AT&T Inc.	301,987	10,768,856
Utilities - 1.8%
Exelon Corp.	248,000	9,329,760
Total Common Stocks ( Cost $427,907,839 )		497,902,570
INVESTMENT COMPANIES - 3.5%
State Street Institutional U.S. Government Money Market Fund	17,932,879	17,932,879
Total Investment Companies ( Cost $17,932,879 )		17,932,879
TOTAL INVESTMENTS - 100.0% ( Cost $445,840,718** )		515,835,449
NET OTHER ASSETS AND LIABILITIES - 0.0%		117,115
TOTAL NET ASSETS - 100.0%		$515,952,564

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $446,290,095.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Large Cap Growth Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS - 96.2%
Consumer Discretionary - 16.7%
Amazon.com Inc. *	18,812	$ 4,295,720
CarMax Inc. *	128,083	3,322,473
Comcast Corp., Class A	208,167	6,655,099
Ctrip.com International Ltd., ADR *	172,287	2,887,530
Discovery Communications Inc., Class C *	99,760	4,996,978
J.C. Penney Company Inc.	93,832	2,187,224
Nielsen Holdings N.V. *	175,373	4,598,280
Omnicom Group Inc.	110,975	5,393,385
Panera Bread Co., Class A *	41,353	5,766,262
priceline.com Inc. *	3,738	2,483,976
Starbucks Corp.	112,468	5,996,794
Tractor Supply Co.	19,010	1,578,971
Walt Disney Co./The	109,285	5,300,323
Yum! Brands Inc.	82,505	5,314,972
		60,777,987
Consumer Staples - 10.0%
Coca-Cola Co./The	123,880	9,686,177
Costco Wholesale Corp.	44,541	4,231,395
Diageo PLC, ADR	74,111	7,638,621
Hershey Co./The	61,140	4,403,914
Mead Johnson Nutrition Co.	24,795	1,996,246
PepsiCo Inc.	119,138	8,418,291
		36,374,644
Energy - 8.3%
Ensco PLC, Class A	67,895	3,189,028
Exxon Mobil Corp.	84,515	7,231,948
Occidental Petroleum Corp.	22,735	1,949,981
Schlumberger Ltd.	233,725	15,171,090
World Fuel Services Corp.	68,335	2,598,780
		30,140,827
Financials - 6.6%
Brookfield Asset Management Inc., Class A	113,927	3,770,983
CME Group Inc.	6,825	1,829,851
IntercontinentalExchange Inc. *	73,052	9,933,611
T Rowe Price Group Inc.	135,874	8,554,627
		24,089,072
Health Care - 9.5%
Allergan Inc.	40,408	3,740,569
Becton, Dickinson and Co.	60,527	4,524,393
Biogen Idec Inc. *	27,315	3,943,740
Celgene Corp. *	50,490	3,239,438
Cerner Corp. *	52,143	4,310,140
Eli Lilly & Co.	86,540	3,713,431
Johnson & Johnson	140,860	9,516,502
	Shares	Value (Note 2)
UnitedHealth Group Inc.	29,905	$ 1,749,443
		34,737,656
Industrials - 11.0%
Boeing Co./The	81,157	6,029,965
C.H. Robinson Worldwide Inc.	44,905	2,628,290
Emerson Electric Co.	73,919	3,443,147
Expeditors International of Washington Inc.	51,507	1,995,896
Hexcel Corp. *	139,265	3,591,644
IHS Inc., Class A *	27,153	2,925,193
Roper Industries Inc.	85,693	8,447,616
United Parcel Service Inc., Class B	109,916	8,656,984
W.W. Grainger Inc.	12,205	2,334,084
		40,052,819
Information Technology - 29.1%
Communications Equipment - 2.5%
QUALCOMM Inc.	161,815	9,009,859
Computers & Peripherals - 9.1%
Apple Inc. *	51,539	30,098,776
EMC Corp. *	114,285	2,929,124
		33,027,900
Electrical Equipment - 0.8%
Sensata Technologies Holding N.V. *	113,152	3,030,211
Electronic Equipment, Instruments & Components - 0.4%
FLIR Systems Inc.	71,616	1,396,512
Internet Software & Services - 5.7%
Baidu Inc., ADR *	14,305	1,644,789
eBay Inc. *	83,600	3,512,036
Google Inc., Class A *	26,670	15,470,467
		20,627,292
IT Services - 3.3%
Accenture PLC, Class A	119,927	7,206,413
Visa Inc., Class A	40,074	4,954,349
		12,160,762
Semiconductors & Semiconductor Equipment - 1.3%
Cavium Inc. *	104,339	2,921,492
Cree Inc. *	65,343	1,677,355
		4,598,847
Software - 6.0%
MICROS Systems Inc. *	76,700	3,927,040
Microsoft Corp.	454,645	13,907,591
Nuance Communications Inc. *	104,816	2,496,717
SAP AG, ADR	27,770	1,648,427
		21,979,775

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Large Cap Growth Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS (continued)
Materials - 3.2%
Ecolab Inc.	44,302	$ 3,036,016
International Flavors & Fragrances Inc.	38,535	2,111,718
Molycorp Inc. *	169,148	3,645,140
Monsanto Co.	36,430	3,015,675
		11,808,549
Telecommunication Service - 1.8%
Verizon Communications Inc.	149,265	6,633,337
Total Common Stocks ( Cost $288,838,191 )		350,446,049
INVESTMENT COMPANIES - 2.1%
State Street Institutional U.S. Government Money Market Fund	7,653,483	7,653,483
Total Investment Companies ( Cost $7,653,483 )		7,653,483
TOTAL INVESTMENTS - 98.3% ( Cost $296,491,674** )		358,099,532
NET OTHER ASSETS AND LIABILITIES - 1.7%		6,285,755
TOTAL NET ASSETS - 100.0%		$364,385,287

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $298,182,309.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Mid Cap Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS - 94.5%
Consumer Discretionary - 22.5%
Advance Auto Parts Inc.	137,695	$ 9,393,553
Bed Bath & Beyond Inc. *	171,480	10,597,464
CarMax Inc. *	377,037	9,780,340
Discovery Communications Inc., Class C *	194,769	9,755,979
Liberty Global Inc., Series C *	177,671	8,483,790
Omnicom Group Inc.	245,780	11,944,908
Tiffany & Co.	126,905	6,719,620
TJX Cos. Inc.	356,471	15,303,300
		81,978,954
Consumer Staples - 4.0%
Brown-Forman Corp., Class B	62,149	6,019,131
McCormick & Co. Inc.	138,717	8,413,186
		14,432,317
Energy - 7.6%
Ensco PLC, Class A	170,293	7,998,662
EOG Resources Inc.	65,407	5,893,825
Noble Corp. *	186,704	6,073,481
World Fuel Services Corp.	207,471	7,890,122
		27,856,090
Financials - 24.8%
Arch Capital Group Ltd. *	241,142	9,570,926
Brookfield Asset Management Inc., Class A	548,417	18,152,603
Brown & Brown Inc.	305,985	8,344,211
Glacier Bancorp Inc.	398,611	6,174,484
Leucadia National Corp.	390,699	8,310,168
M&T Bank Corp.	106,982	8,833,504
Markel Corp. *	38,107	16,831,862
WR Berkley Corp.	364,133	14,172,056
		90,389,814
Health Care - 8.6%
DENTSPLY International Inc.	232,271	8,782,167
Laboratory Corp. of America Holdings *	122,386	11,334,167
Techne Corp.	150,270	11,150,034
		31,266,368
	Shares	Value (Note 2)
Industrials - 15.3%
C.H. Robinson Worldwide Inc.	152,025	$ 8,898,023
Copart Inc. *	481,478	11,406,214
IDEX Corp.	264,369	10,305,104
Jacobs Engineering Group Inc. *	196,664	7,445,699
Ritchie Bros Auctioneers Inc.	357,883	7,605,014
Wabtec Corp.	131,660	10,270,796
		55,930,850
Information Technology - 6.6%
Amphenol Corp., Class A	116,135	6,378,134
FLIR Systems Inc.	456,207	8,896,037
Western Union Co./The	520,392	8,763,401
		24,037,572
Materials - 5.1%
Ecolab Inc.	166,179	11,388,247
Valspar Corp.	135,491	7,111,922
		18,500,169
Total Common Stocks ( Cost $282,005,816 )		344,392,134
INVESTMENT COMPANIES - 5.5%
State Street Institutional U.S. Government Money Market Fund	19,931,673	19,931,673
Total Investment Companies ( Cost $19,931,673 )		19,931,673
TOTAL INVESTMENTS - 100.0% ( Cost $301,937,489** )		364,323,807
NET OTHER ASSETS AND LIABILITIES - 0.0%		152,864
TOTAL NET ASSETS - 100.0%		$364,476,671

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $302,165,348.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Small Cap Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS - 97.3%
Consumer Discretionary - 15.0%
Arbitron Inc.	7,040	$ 246,400
Ascena Retail Group Inc. *	9,320	173,538
Cato Corp./The, Class A	9,840	299,726
CEC Entertainment Inc.	4,220	153,481
Choice Hotels International Inc.	3,620	144,547
Fred’s Inc., Class A	11,800	180,422
Helen of Troy Ltd. *	6,810	230,791
Matthews International Corp., Class A	4,940	160,501
Sonic Corp. *	1,540	15,431
Stage Stores Inc.	16,210	296,967
		1,901,804
Consumer Staples - 2.2%
Casey’s General Stores Inc.	3,680	217,083
Post Holdings Inc. *	2,100	64,575
		281,658
Energy - 4.1%
Bristow Group Inc.	2,400	97,608
Georesources Inc. *	3,800	139,118
Penn Virginia Corp.	6,770	49,692
Scorpio Tankers Inc. *	12,900	82,431
SEACOR Holdings Inc. *	1,730	154,627
		523,476
Financials - 20.3%
AMERISAFE Inc. *	5,370	139,352
Ares Capital Corp.	14,063	224,445
Assured Guaranty Ltd.	6,500	91,650
Campus Crest Communities Inc., REIT	10,100	104,939
DiamondRock Hospitality Co., REIT	12,529	127,796
First Busey Corp.	21,607	104,362
First Midwest Bancorp Inc.	16,230	178,205
First Niagara Financial Group Inc.	12,107	92,619
Flushing Financial Corp.	7,981	108,781
Hancock Holding Co.	3,500	106,540
International Bancshares Corp.	11,150	217,648
Mack-Cali Realty Corp., REIT	3,600	104,652
MB Financial Inc.	6,330	136,348
Northwest Bancshares Inc.	17,180	201,178
Platinum Underwriters Holdings Ltd.	4,360	166,116
Primerica Inc.	7,000	187,110
Webster Financial Corp.	11,080	239,993
Westamerica Bancorporation	1,170	55,212
		2,586,946
Health Care - 10.7%
Amsurg Corp. *	7,190	215,556
Charles River Laboratories International Inc. *	8,300	271,908
Corvel Corp. *	2,730	133,770
	Shares	Value (Note 2)
Haemonetics Corp. *	1,200	$ 88,932
ICON PLC, ADR *	13,330	300,325
ICU Medical Inc. *	4,270	227,933
STERIS Corp.	4,000	125,480
		1,363,904
Industrials - 25.1%
Aerospace & Defense - 0.5%
Cubic Corp.	1,400	67,312
Air Freight & Logistics - 0.7%
Atlas Air Worldwide Holdings Inc. *	2,000	87,020
Commercial Services & Supplies - 6.1%
ACCO Brands Corp. *	22,540	233,064
G&K Services Inc., Class A	5,900	184,021
Standard Parking Corp. *	5,490	118,145
United Stationers Inc.	8,960	241,472
		776,702
Construction & Engineering - 0.3%
Sterling Construction Co. Inc. *	3,390	34,646
Electrical Equipment - 3.2%
Acuity Brands Inc.	1,810	92,147
Belden Inc.	9,430	314,491
		406,638
Industrial Conglomerates - 3.6%
Carlisle Cos. Inc.	8,750	463,925
Machinery - 5.3%
Albany International Corp., Class A	10,250	191,777
ESCO Technologies Inc.	5,790	210,988
Mueller Industries Inc.	6,300	268,317
		671,082
Marine - 2.1%
Alexander & Baldwin Inc.	1,500	79,875
Kirby Corp. *	3,930	185,024
		264,899
Road & Rail - 1.7%
Genesee & Wyoming Inc., Class A *	4,000	211,360
Trading Companies & Distributors - 1.6%
GATX Corp.	5,370	206,745
Information Technology - 8.0%
Coherent Inc. *	2,170	93,961
Diebold Inc.	5,370	198,207
MAXIMUS Inc.	6,180	319,815
MTS Systems Corp.	3,730	143,791
Websense Inc. *	6,500	121,745
Zebra Technologies Corp., Class A *	4,000	137,440
		1,014,959

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Small Cap Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS (continued)
Materials - 7.2%
Aptargroup Inc.	3,720	$ 189,906
Deltic Timber Corp.	2,480	151,231
Greif Inc., Class A	1,800	73,800
Innospec Inc. *	4,600	136,206
Koppers Holdings Inc.	3,100	105,400
Sensient Technologies Corp.	2,800	102,844
Zep Inc.	11,740	161,190
		920,577
Utilities - 4.7%
Atmos Energy Corp.	4,250	149,047
New Jersey Resources Corp.	1,470	64,107
UNS Energy Corp.	4,040	155,176
Westar Energy Inc.	4,190	125,491
WGL Holdings Inc.	2,560	101,760
		595,581
Total Common Stocks ( Cost $9,674,265 )		12,379,234
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 2.2%
State Street Institutional U.S. Government Money Market Fund	277,075	$ 277,075
Total Investment Companies ( Cost $277,075 )		277,075
TOTAL INVESTMENTS - 99.5% ( Cost $9,951,340** )		12,656,309
NET OTHER ASSETS AND LIABILITIES - 0.5%		67,554
TOTAL NET ASSETS - 100.0%		$ 12,723,863

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $10,062,310.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

International Stock Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS - 95.6%
Australia - 6.3%
James Hardie Industries SE (A)	168,119	$ 1,377,026
Orica Ltd. (A)	45,054	1,146,761
QBE Insurance Group Ltd. (A)	57,331	790,432
Telstra Corp. Ltd. (A)	613,317	2,324,082
		5,638,301
Belgium - 3.6%
Anheuser-Busch InBev N.V. (A)	40,604	3,156,666
Brazil - 1.8%
Banco do Brasil S.A.	76,070	739,680
Cielo S.A.	30,235	889,362
		1,629,042
Canada - 2.3%
Potash Corp. of Saskatchewan Inc.	29,400	1,285,041
Rogers Communications Inc.	21,900	793,958
		2,078,999
China - 0.7%
Weichai Power Co. Ltd. (A) *	150,000	599,910
Denmark - 1.1%
AP Moeller - Maersk AS (A)	146	960,807
Finland - 1.2%
Sampo OYJ (A)	40,662	1,056,994
France - 11.1%
AXA S.A. (A)	60,908	815,205
BNP Paribas (A)	34,338	1,325,577
Compagnie Generale de Geophysique - Veritas (A) *	30,475	787,405
Danone S.A. (A)	11,596	719,907
Sanofi S.A. (A)	34,702	2,631,489
Technip S.A. (A)	8,784	916,655
Total S.A. (A)	33,036	1,490,886
Valeo S.A. (A)	28,893	1,197,172
		9,884,296
Germany - 8.3%
Bayer AG (A)	24,531	1,768,897
Bayerische Motoren Werke AG (A)	10,219	740,447
Merck KGaA (A)	16,449	1,641,476
RWE AG (A)	31,201	1,275,463
SAP AG (A)	23,394	1,381,498
ThyssenKrupp AG (A)	37,957	618,369
		7,426,150
Indonesia - 0.9%
Bank Mandiri Persero Tbk PT, ADR	100,400	791,152
	Shares	Value (Note 2)
Ireland - 0.8%
Ryanair Holdings PLC, ADR *	23,500	$ 714,400
Italy - 0.9%
Atlantia SpA (A)	59,649	761,847
Japan - 13.9%
Asics Corp. (A)	73,990	940,079
Canon Inc. (A)	30,100	1,205,287
Daito Trust Construction Co. Ltd. (A)	17,410	1,651,533
Don Quijote Co. Ltd. (A)	40,900	1,407,087
FANUC Corp. (A)	4,700	772,197
JS Group Corp. (A)	71,000	1,502,038
Komatsu Ltd. (A)	51,100	1,224,763
Mitsubishi Corp. (A)	45,100	910,731
Sumitomo Mitsui Financial Group Inc. (A)	57,800	1,906,757
Yahoo! Japan Corp. (A)	2,713	878,000
		12,398,472
Mexico - 0.2%
Genomma Lab Internacional S.A.B. de C.V., Class B *	81,500	161,405
Netherlands - 1.6%
ING Groep N.V. (A) *	211,243	1,425,220
New Zealand - 0.8%
Telecom Corp. of New Zealand Ltd. (A)	379,470	728,705
Russia - 1.5%
Sberbank of Russia (A)	494,461	1,332,738
South Korea - 2.9%
Duksan Hi-Metal Co. Ltd. (A) *	19,380	417,551
Hyundai Mobis (A)	4,554	1,102,411
Samsung Electronics Co. Ltd., GDR (A)	1,913	1,026,509
		2,546,471
Spain - 2.5%
Amadeus IT Holding S.A. (A)	61,071	1,293,306
Mediaset Espana Comunicacion S.A. (A)	191,268	931,496
		2,224,802
Sweden - 3.9%
Assa Abloy AB (A)	43,291	1,210,545
Sandvik AB (A)	93,970	1,209,793
Swedbank AB (A)	64,299	1,016,806
		3,437,144
Switzerland - 3.5%
Novartis AG (A)	56,401	3,146,045
Turkey - 0.5%
KOC Holding AS (A)	122,972	469,849

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

International Stock Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS (continued)
United Kingdom - 25.3%
BG Group PLC (A)	50,925	$ 1,042,324
BHP Billiton PLC (A)	68,208	1,947,778
British American Tobacco PLC (A)	39,841	2,027,840
British Sky Broadcasting Group PLC (A)	111,295	1,214,681
GlaxoSmithKline PLC (A)	96,874	2,196,700
Informa PLC (A)	286,154	1,711,059
Petrofac Ltd. (A)	33,772	738,310
Prudential PLC (A)	143,149	1,658,579
Rexam PLC (A)	317,810	2,102,465
Royal Dutch Shell PLC (A)	78,409	2,641,307
Standard Chartered PLC (A)	69,726	1,520,086
Unilever PLC (A)	81,345	2,733,938
WM Morrison Supermarkets PLC (A)	240,022	1,001,734
		22,536,801
Total Common Stocks ( Cost $78,557,728 )		85,106,216
INVESTMENT COMPANIES - 4.1%
State Street Institutional U.S. Government Money Market Fund	3,667,581	3,667,581
Total Investment Companies ( Cost $3,667,581 )		3,667,581
TOTAL INVESTMENTS - 99.7% ( Cost $82,225,309** )		88,773,797
NET OTHER ASSETS AND LIABILITIES - 0.3%		274,263
TOTAL NET ASSETS - 100.0%		$ 89,048,060

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $83,123,566.
(A)	Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/12:
Consumer Discretionary	10%
Consumer Staples	11%
Energy	9%
Financials	18%
Health Care	13%
Industrials	12%
Information Technology	8%
Materials	10%
Money Market Funds	4%
Telecommunication Services	4%
Utilities	1%
Net Other Assets & Liabilities	0%
100.0%

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Madison Target Retirement 2020 Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.6%
Bond Funds – 51.9%
Franklin Floating Rate Daily Access Fund Advisor Class	240,564	$ 2,162,671
Metropolitan West High Yield Bond Fund Class I	158,568	1,593,612
Metropolitan West Total Return Bond Fund Class I	428,534	4,572,455
PIMCO Investment Grade Corporate Bond Fund Institutional Class	188,225	2,049,769
PIMCO Total Return Fund Institutional Class	252,277	2,850,735
Vanguard Short-Term Bond ETF	7,959	645,714
Vanguard Total Bond Market ETF	127,209	10,733,895
		24,608,851
Foreign Bond Funds – 2.3%
TCW Emerging Markets Income Fund Class I	128,158	1,116,257
Foreign Stock Funds - 6.3%
IVA Worldwide Fund Class I	127,794	1,988,475
Vanguard FTSE All-World ex-U.S. ETF	24,476	1,003,026
		2,991,501
Money Market Funds - 0.3%
State Street Institutional U.S. Government Money Market Fund	128,097	128,097
	Shares	Value (Note 2)
Stock Funds - 38.8%
iShares S&P 100 Index Fund ETF	47,569	$ 2,971,635
iShares S&P Global Energy Sector Index Fund ETF	21,500	779,805
iShares S&P MidCap 400 Index Fund ETF	19,006	1,789,035
Schwab Fundamental U.S. Large Company Index Fund	216,356	2,198,180
SPDR S&P 500 ETF Trust	37,804	5,151,551
Vanguard Dividend Appreciation ETF	59,367	3,365,515
Vanguard Health Care ETF	15,323	1,055,602
Vanguard Information Technology ETF	15,597	1,071,982
		18,383,305
TOTAL INVESTMENTS - 99.6% ( Cost $45,790,828** )		47,228,011
NET OTHER ASSETS AND LIABILITIES - 0.4%		210,540
TOTAL NET ASSETS - 100.0%		$ 47,438,551

**	Aggregate cost for Federal tax purposes was $46,286,738.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Madison Target Retirement 2030 Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.6%
Bond Funds - 36.4%
Franklin Floating Rate Daily Access Fund Advisor Class	193,275	$ 1,737,544
Metropolitan West High Yield Bond Fund Class I	168,733	1,695,765
Metropolitan West Total Return Bond Fund Class I	463,970	4,950,560
PIMCO Investment Grade Corporate Bond Fund Institutional Class	172,495	1,878,474
PIMCO Total Return Fund Institutional Class	283,744	3,206,304
Vanguard Short-Term Bond ETF	6,719	545,112
Vanguard Total Bond Market ETF	78,232	6,601,216
		20,614,975
Foreign Bond Funds - 2.1%
TCW Emerging Markets Income Fund Class I	139,330	1,213,567
Foreign Stock Funds - 8.0%
IVA Worldwide Fund Class I	162,419	2,527,236
Vanguard FTSE All-World ex-U.S. ETF	48,181	1,974,457
		4,501,693
	Shares	Value (Note 2)
Money Market Funds - 0.3%
State Street Institutional U.S. Government Money Market Fund	194,977	$ 194,977
Stock Funds - 52.8%
iShares S&P 100 Index Fund ETF	70,793	4,422,438
iShares S&P Global Energy Sector Index Fund ETF	34,389	1,247,289
iShares S&P MidCap 400 Index Fund ETF	27,638	2,601,565
Schwab Fundamental U.S. Large Company Index Fund	400,715	4,071,264
SPDR S&P 500 ETF Trust	67,829	9,243,058
Vanguard Dividend Appreciation ETF	93,104	5,278,066
Vanguard Health Care ETF	19,800	1,364,022
Vanguard Information Technology ETF	24,311	1,670,895
		29,898,597
TOTAL INVESTMENTS - 99.6% ( Cost $54,727,584** )		56,423,809
NET OTHER ASSETS AND LIABILITIES - 0.4%		208,706
TOTAL NET ASSETS - 100.0%		$ 56,632,515

**	Aggregate cost for Federal tax purposes was $55,332,977.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Madison Target Retirement 2040 Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.6%
Bond Funds - 26.7%
Franklin Floating Rate Daily Access Fund Advisor Class	45,315	$ 407,382
Metropolitan West High Yield Bond Fund Class I	115,196	1,157,722
Metropolitan West Total Return Bond Fund Class I	227,918	2,431,883
PIMCO Investment Grade Corporate Bond Fund Institutional Class	93,598	1,019,283
PIMCO Total Return Fund Institutional Class	199,584	2,255,296
Vanguard Short-Term Bond ETF	2,534	205,583
Vanguard Total Bond Market ETF	42,434	3,580,581
		11,057,730
Foreign Bond Funds - 1.2%
TCW Emerging Markets Income Fund Class I	55,917	487,039
Foreign Stock Funds - 9.2%
IVA Worldwide Fund Class I	129,587	2,016,367
Vanguard FTSE All-World ex-U.S. ETF	43,300	1,774,434
		3,790,801
	Shares	Value (Note 2)
Money Market Funds - 1.0%
State Street Institutional U.S. Government Money Market Fund	418,186	$ 418,186
Stock Funds - 62.5%
iShares S&P 100 Index Fund ETF	66,575	4,158,940
iShares S&P Global Energy Sector Index Fund ETF	29,729	1,078,271
iShares S&P MidCap 400 Index Fund ETF	26,220	2,468,089
Schwab Fundamental U.S. Large Company Index Fund	352,036	3,576,689
SPDR S&P 500 ETF Trust	58,228	7,934,730
Vanguard Dividend Appreciation ETF	76,566	4,340,526
Vanguard Health Care ETF	15,015	1,034,383
Vanguard Information Technology ETF	18,035	1,239,545
		25,831,173
TOTAL INVESTMENTS - 100.6% ( Cost $40,359,508** )		41,584,929
NET OTHER ASSETS AND LIABILITIES - (0.6%)		(246,389)
TOTAL NET ASSETS - 100.0%		$ 41,338,540

**	Aggregate cost for Federal tax purposes was $40,843,894.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Madison Target Retirement 2050 Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.0%
Bond Funds - 16.4%
Metropolitan West High Yield Bond Fund Class I	10,525	$ 105,776
Metropolitan West Total Return Bond Fund Class I	24,989	266,635
PIMCO Investment Grade Corporate Bond Fund Institutional Class	5,693	61,993
Vanguard Total Bond Market ETF	3,123	263,519
		697,923
Foreign Bond Funds - 0.9%
TCW Emerging Markets Income Fund Class I	4,726	41,167
Foreign Stock Funds - 10.4%
IVA Worldwide Fund Class I	15,187	236,315
Vanguard FTSE All-World ex-U.S. ETF	5,003	205,023
		441,338
Money Market Funds - 0.8%
State Street Institutional U.S. Government Money Market Fund	34,673	34,673
	Shares	Value (Note 2)
Stock Funds - 71.5%
iShares S&P 100 Index Fund ETF	8,487	$ 530,183
iShares S&P Global Energy Sector Index Fund ETF	3,749	135,976
iShares S&P MidCap 400 Index Fund ETF	3,264	307,240
iShares S&P SmallCap 600 Index Fund ETF	288	21,102
Schwab Fundamental U.S. Large Company Index Fund	42,355	430,330
SPDR S&P 500 ETF Trust	6,458	880,032
Vanguard Dividend Appreciation ETF	7,834	444,110
Vanguard Health Care ETF	1,833	126,275
Vanguard Information Technology ETF	2,407	165,433
		3,040,681
TOTAL INVESTMENTS - 100.0% ( Cost $4,139,914** )		4,255,782
NET OTHER ASSETS AND LIABILITIES - 0.0%		(1,870)
TOTAL NET ASSETS - 100.0%		$ 4,253,912

**	Aggregate cost for Federal tax purposes was $4,198,345.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Assets and Liabilities as of June 30, 2012 (unaudited)

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$101,462,390	$156,800,547	$ 57,198,032	$ 53,634,220
Affiliated issuers1	119,432,699	200,818,014	68,949,214	–
Repurchase Agreement	–	–	–	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	251,032	1,953,579	901,326	–
Affiliated issuers1	13,274,153	29,711,791	13,195,259	–
Total investments at value	234,420,274	389,283,931	140,243,831	53,634,220
Receivables:
Investments sold	251,129	1,580,796	867,650	–
Fund shares sold	92,495	162,922	97,105	12,472
Dividends and interest	782,902	1,129,841	286,826	176,060
Due from Adviser	–	–	–	15,324
Other assets	–	–	–	–
Total assets	235,546,800	392,157,490	141,495,412	53,838,076
Liabilities:
Bank overdrafts	–	–	–	–
Payables:
Investments purchased	415,913	940,606	1,011,715	–
Fund shares redeemed	668,004	395,799	31,715	44,174
Audit fees	10,358	17,486	6,174	2,773
Management fees	57,011	94,520	33,687	20,201
Distribution fees – Class II	8,713	7,249	377	62
Options written, at value (premium received $35,169)	–	–	–	–
Total liabilities	1,159,999	1,455,660	1,083,668	67,210
Net assets applicable to outstanding capital stock	$234,386,801	$390,701,830	$140,411,744	$ 53,770,866
Net assets consist of:
Paid-in capital	$225,704,493	$405,586,656	$144,452,244	$ 53,770,866
Accumulated undistributed net investment income (loss)	3,124,256	3,803,531	689,558	–
Accumulated net realized gain (loss) on investments sold, options and foreign currency related transactions	(7,967,133)	(50,353,727)	(18,826,643)	–
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of options and foreign currency related transactions)	13,525,185	31,665,370	14,096,585	–
Net Assets	$234,386,801	$390,701,830	$140,411,744	$ 53,770,866
Class I Shares:
Net Assets	$191,449,770	$355,214,114	$138,522,236	$ 53,461,171
Shares of beneficial interest outstanding	18,483,964	35,993,466	14,767,584	53,461,171
Net Asset Value and redemption price per share	$10.36	$9.87	$9.38	$1.00
Class II Shares:
Net Assets	$ 42,937,031	$ 35,487,716	$ 1,889,508	$ 309,695
Shares of beneficial interest outstanding	4,154,036	3,605,032	202,072	309,695
Net Asset Value and redemption price per share	$10.34	$9.84	$9.35	$1.00

1	See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Assets and Liabilities as of June 30, 2012 (unaudited)

Bond Fund	High Income Fund	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund

$363,656,847	$ 90,338,884	$350,043,304	$ 2,689,464	$445,840,718	$296,491,674	$301,937,489	$ 9,951,340
–	–	–	–	–	–	–	–
–	–	–	113,060	–	–	–	–

33,975,255	3,893,909	51,278,717	(314,455)	69,994,731	61,607,858	62,386,318	2,704,969
–	–	–	–	–	–	–	–
397,632,102	94,232,793	401,322,021	2,488,069	515,835,449	358,099,532	364,323,807	12,656,309

8,825,497	82,929	–	–	–	8,318,870	9,089,896	67,189
113,232	30,138	159,017	–	63,116	84,947	79,090	–
3,702,000	1,576,197	1,919,506	2,548	686,261	252,133	390,392	13,213
–	–	–	–	–	–	–	–
–	–	–	–	–	1,391	–	–
410,272,831	95,922,057	403,400,544	2,490,617	516,584,826	366,756,873	373,883,185	12,736,711

–	43	–	–	–	–	–	–

–	1,000,000	–	–	–	1,705,623	8,990,437	–
149,383	24,993	750,627	35,652	362,365	409,461	133,736	907
18,860	4,027	17,922	125	22,334	16,602	16,790	581
189,260	57,443	228,332	1,885	246,401	234,172	262,831	11,077
10,011	1,289	6,685	423	1,162	5,728	2,720	283
–	–	–	44,276	–	–	–	–
367,514	1,087,795	1,003,566	82,361	632,262	2,371,586	9,406,514	12,848
$409,905,317	$ 94,834,262	$402,396,978	$ 2,408,256	$515,952,564	$364,385,287	$ 364,476,671	$ 12,723,863

381,988,886	99,329,871	374,870,291	2,524,537	519,157,119	319,353,471	370,435,364	11,345,894
6,762,211	2,821,651	5,613,480	(1,282)	5,483,540	863,743	288,068	59,309
(12,821,035)	(11,211,169)	(29,365,510)	208,563	(78,682,978)	(17,439,785)	(68,633,079)	(1,386,309)
33,975,255	3,893,909	51,278,717	(323,562)	69,994,883	61,607,858	62,386,318	2,704,969
$409,905,317	$ 94,834,262	$402,396,978	$ 2,408,256	$515,952,564	$364,385,287	$364,476,671	$ 12,723,863

$361,380,642	$ 88,429,055	$369,086,603	$ 504,004	$510,090,395	$335,706,410	$350,886,220	$ 11,291,855
33,601,427	9,171,135	20,276,664	51,852	19,223,471	14,406,890	22,076,275	980,431
$10.75	$9.64	$18.20	$9.72	$26.53	$23.30	$15.89	$11.52

$ 48,524,675	$ 6,405,207	$ 33,310,375	$ 1,904,252	$ 5,862,169	$ 28,678,877	$ 13,590,451	$ 1,432,008
4,517,302	663,915	1,833,136	197,012	221,530	1,234,696	857,401	124,747
$10.74	$9.65	$18.17	$9.67	$26.46	$23.23	$15.85	$11.48

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Assets and Liabilities as of June 30, 2012 (unaudited)

	International Stock Fund	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$ 82,225,309	$ 45,790,828	$ 54,727,584	$ 40,359,508	$ 4,139,914
Net unrealized appreciation
Unaffiliated issuers	6,548,488	1,437,183	1,696,225	1,225,421	115,868
Total investments at value	88,773,797	47,228,011	56,423,809	41,584,929	4,255,782
Foreign currency (cost of $58,664)2	58,606	–	–	–	–
Receivables:
Investments sold	–	369,012	482,497	286,098	58,809
Fund shares sold	57,181	32,671	56,154	31,235	12,299
Dividends and interest	206,005	81,110	102,884	69,772	6,306
Other assets	217,391	–	–	–	–
Total assets	89,312,980	47,710,804	57,065,344	41,972,034	4,333,196
Liabilities:
Payables:
Investments purchased	161,405	260,861	399,060	499,177	72,293
Fund shares repurchased	12,952	6	20,319	124,506	5,998
Management fees	83,346	9,488	11,208	8,176	828
Service agreement fees	–	1,898	2,242	1,635	165
Distribution fees - Class II	3,189	–	–	–	–
Audit fees	4,028	–	–	–	–
Total liabilities	264,920	272,253	432,829	633,494	79,284
Net assets applicable to outstanding capital stock	$ 89,048,060	$ 47,438,551	$ 56,632,515	$ 41,338,540	$ 4,253,912
Net assets consist of:
Paid-in capital	$116,760,793	$ 46,332,860	$ 55,373,648	$ 40,361,357	$ 4,183,005
Accumulated undistributed net investment income	1,390,873	497,624	513,593	328,182	24,848
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	(35,659,035)	(829,116)	(950,951)	(576,420)	(69,809)
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of foreign currency related transactions)	6,555,429	1,437,183	1,696,225	1,225,421	115,868
Net Assets	$ 89,048,060	$ 47,438,551	$ 56,632,515	$ 41,338,540	$ 4,253,912
Class I Shares:
Net Assets	$ 72,605,029	$ 47,438,551	$ 56,632,515	$ 41,338,540	$ 4,253,912
Shares of beneficial interest outstanding	7,595,866	5,833,169	7,243,187	5,586,853	414,933
Net Asset Value and redemption price per share	$9.56	$8.13	$7.82	$7.40	$10.25
Class II Shares:1
Net Assets	$ 16,443,031
Shares of beneficial interest outstanding	1,723,489
Net Asset Value and redemption price per share	$9.54

1	Class II shares are not available for the Madison Target Retirement Funds.
2	See Note 2.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Operations for the Period Ended June 30, 2012 (unaudited)

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Investment Income:
Interest	$ 122	$ 159	$ 93	$ 22,383
Dividends
Unaffiliated issuers	1,731,528	2,289,191	447,804	–
Affiliated issuers1	1,808,680	2,173,836	462,386	–
Less: Foreign taxes withheld	–	–	–	–
Total investment income	3,540,330	4,463,186	910,283	22,383
Expenses:3
Management fees	346,352	586,822	208,775	130,493
Trustees’ fees	5,765	9,746	3,445	1,534
Distribution fees – Class II	53,599	45,601	2,331	547
Other expenses	–	–	–	11
Audit fees	10,358	17,486	6,174	2,773
Total expenses before reimbursement/waiver	416,074	659,655	220,725	135,358
Less reimbursement/waiver2	–	–	–	(112,975)
Total expenses net of reimbursement/waiver	416,074	659,655	220,725	22,383
Net Investment Income (Loss)	3,124,256	3,803,531	689,558	–
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on options and foreign currency related transactions)
Options	–	–	–	–
Unaffiliated issuers	(905,611)	822,218	(585,663)	–
Affiliated issuers1	1,190,120	1,381,119	1,366,751	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	–	116,277	56,158	–
Affiliated issuers1	3	3	–	–
Net change in unrealized appreciation (depreciation)on investments (including net unrealized appreciation (depreciation) on options and foreign currency related transactions)
Options	–	–	–	–
Unaffiliated issuers	3,875,238	4,440,507	1,913,085	–
Affiliated issuers1	1,679,873	7,424,544	2,791,468	–
Net Realized and Unrealized Gain on Investments and Options Transactions	5,839,623	14,184,668	5,541,799	–
Net Increase in Net Assets from Operations	$ 8,963,879	$ 17,988,199	$ 6,231,357	$ –

1	See Note 11 for information on affiliated issuers.
2	Waiver includes management fees of $112,428 and distribution fees of $547 for the Money Market Fund.
3	See Note 3.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Operations for the Period Ended June 30, 2012 (unaudited)

	Bond Fund	High Income Fund	Diversified Income Fund	Equity Income Fund
Investment Income:
Interest	$ 8,060,766	$ 3,372,857	$ 3,462,024	$ 22
Dividends
Unaffiliated issuers	–	17,438	3,656,758	15,183
Less: Foreign taxes withheld	–	–	(33,689)	–
Total investment income	8,060,766	3,390,295	7,085,093	15,205
Expenses:1
Management fees	1,170,727	351,400	1,404,422	13,245
Service agreement fees	–	–	–	–
Trustees’ fees	10,532	2,258	9,989	71
Distribution fees – Class II	61,376	7,867	39,278	3,046
Other expenses	6	37	2	–
Audit fees	18,860	4,028	17,922	125
Total expenses	1,261,501	365,590	1,471,613	16,487
Net Investment Income (Loss)	6,799,265	3,024,705	5,613,480	(1,282)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)2
Options	–	–	–	136,569
Unaffiliated issuers	57,400	256,817	3,242,270	71,994
Net change in unrealized appreciation (depreciation)on investments (including net unrealized appreciation (depreciation) on options and foreign currency related transactions)
Options	–	–	–	(59,525)
Unaffiliated issuers	649,836	1,650,509	9,789,583	(37,614)
Net Realized and Unrealized Gain (Loss) on Investments and Options Transactions	707,236	1,907,326	13,031,853	111,424
Net Increase in Net Assets from Operations	$ 7,506,501	$ 4,932,031	$ 18,645,333	$ 110,142

1	See Note 3.
2	Includes foreign capital gains taxes paid of $16,595 for the International Stock Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Operations for the Period Ended June 30, 2012 (unaudited)

Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund

$ 939	$ 789	$ 1,184	$ 16	$ –	$ 26	$ 30	$ 23	$ 4

7,127,566	2,450,596	2,046,709	133,532	2,177,427	563,155	590,290	385,577	29,648
(80,825)	(27,125)	(35,460)	–	(200,900)	–	–	–	–
7,047,680	2,424,260	2,012,433	133,548	1,976,527	563,181	590,320	385,600	29,652

1,522,052	1,496,184	1,680,883	71,470	547,421	54,526	63,856	47,725	4,002
–	–	–	–	–	10,905	12,771	9,545	800
12,478	9,281	9,365	325	2,257	–	–	–	–
7,276	36,403	17,327	1,804	20,340	–	–	–	–
–	2,075	–	59	3	126	100	148	2
22,334	16,602	16,790	581	4,028	–	–	–	–
1,564,140	1,560,545	1,724,365	74,239	574,049	65,557	76,727	57,418	4,804
5,483,540	863,715	288,068	59,309	1,402,478	497,624	513,593	328,182	24,848

–	–	–	–	–	–	–	–	–
16,991,117	1,387,197	5,631,724	229,679	2,120,627	(554,606)	(633,899)	(419,597)	(35,846)

–	–	–	–	–	–	–	–	–
12,370,552	21,946,076	22,443,638	534,576	1,823,839	1,817,557	2,311,982	1,823,223	132,690
29,361,669	23,333,273	28,075,362	764,255	3,944,466	1,262,951	1,678,083	1,403,626	96,844
$ 34,845,209	$ 24,196,988	$ 28,363,430	$ 823,564	$ 5,346,944	$ 1,760,575	$ 2,191,676	$ 1,731,808	$ 121,692

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund
	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11
Net Assets at beginning of period	$227,634,129	$231,082,035	$382,606,027	$384,260,026
Increase (decrease) in net assets from operations:
Net investment income	3,124,256	6,421,140	3,803,531	7,973,809
Net realized gain (loss) on investments and options transactions	284,512	1,603,964	2,319,617	4,470,788
Net change in unrealized appreciation (depreciation) on investments and ptions transactions	5,555,111	(1,101,366)	11,865,051	(4,681,805)
Net increase in net assets from operations	8,963,879	6,923,738	17,988,199	7,762,792
Distributions to shareholders from:
Net investment income
Class I	–	(6,348,062)	–	(9,241,042)
Class II	–	(1,388,479)	–	(885,425)
Return of Capital
Class I	–	(127,373)	–	–
Class II	–	(28,768)	–	–
Total distributions	–	(7,892,682)	–	(10,126,467)
Capital Stock transactions:
Class I Shares
Shares sold	20,921,339	20,354,867	27,296,952	23,367,824
Issued to shareholders in reinvestment of distributions	–	6,475,435	–	9,241,042
Shares redeemed	(21,229,070)	(37,440,903)	(35,201,684)	(36,466,538)
Net increase (decrease) in net assets from capital stock transactions	(307,731)	(10,610,601)	(7,904,732)	(3,857,672)
Class II Shares
Shares sold	1,227,171	9,767,995	1,031,472	6,691,106
Issued to shareholders in reinvestment of distributions	–	1,417,247	–	885,425
Shares redeemed	(3,130,647)	(3,053,604)	(3,019,136)	(3,009,183)
Net increase (decrease) in net assets from capital stock transactions	(1,903,476)	8,131,638	(1,987,664)	4,567,348
Total net increase (decrease) from capital stock transactions	(2,211,207)	(2,478,963)	(9,892,396)	709,676
Total increase (decrease) in net assets	6,752,672	(3,447,906)	8,095,803	(1,653,999)
Net Assets at end of period	$234,386,801	$227,634,129	$390,701,830	$382,606,027
Undistributed net investment income (loss) included in net assets	$ 3,124,256	$ –	$ 3,803,531	$ –
Capital Share transactions:
Class I Shares
Shares sold	2,033,763	1,989,887	2,782,862	2,426,221
Issued to shareholders in reinvestment of distributions	–	649,610	–	980,151
Shares redeemed	(2,066,447)	(3,674,546)	(3,589,886)	(3,768,817)
Net increase (decrease) from capital shares transactions	(32,684)	(1,035,049)	(807,024)	(362,445)
Class II Shares
Shares sold	119,696	955,023	105,653	685,655
Issued to shareholders in reinvestment of distributions	–	142,423	–	94,103
Shares redeemed	(306,731)	(298,720)	(312,872)	(313,358)
Net increase (decrease) from capital shares transactions	(187,035)	798,726	(207,219)	466,400

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Changes in Net Assets

Aggressive Allocation Fund		Money Market Fund		Bond Fund		High Income Fund
(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11
$134,360,528	$127,694,004	$ 62,660,366	$ 70,211,054	$425,099,202	$465,248,826	$ 92,675,282	$ 99,838,101

689,558	1,663,434	–	–	6,799,265	15,963,320	3,024,705	6,540,601
837,246	3,126,456	–	–	57,400	1,004,732	256,817	1,733,903
4,704,553	(4,143,997)	–	–	649,836	11,605,808	1,650,509	(3,502,188)
6,231,357	645,893	–	–	7,506,501	28,573,860	4,932,031	4,772,316

–	(2,322,867)	–	–	(307,230)	(14,079,587)	(306,286)	(6,211,217)
–	(28,384)	–	–	–	(1,752,712)	(15,000)	(428,405)

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	(2,351,251)	–	–	(307,230)	(15,832,299)	(321,286)	(6,639,622)

16,732,441	16,814,313	6,348,967	26,296,004	49,243,467	32,933,180	3,208,974	3,676,230
–	2,322,867	–	–	307,230	14,079,587	306,286	6,211,217
(16,935,343)	(11,163,455)	(14,569,549)	(34,247,892)	(69,870,185)	(112,759,403)	(5,850,633)	(17,304,019)
(202,902)	7,973,725	(8,220,582)	(7,951,888)	(20,319,488)	(65,746,636)	(2,335,373)	(7,416,572)

41,598	467,480	42,820	2,272,356	985,483	12,844,910	131,033	1,915,219
–	28,384	–	–	–	1,752,712	15,000	428,405
(18,837)	(97,707)	(711,738)	(1,871,156)	(3,059,151)	(1,742,169)	(262,425)	(222,564)
22,761	398,157	(668,918)	401,200	(2,073,668)	12,855,453	(116,392)	2,121,060
(180,141)	8,371,882	(8,889,500)	(7,550,688)	(22,393,156)	(52,891,183)	(2,451,765)	(5,295,512)
6,051,216	6,666,524	(8,889,500)	(7,550,688)	(15,193,885)	(40,149,624)	2,158,980	(7,162,819)
$140,411,744	$134,360,528	$ 53,770,866	$ 62,660,366	$409,905,317	$425,099,202	$ 94,834,262	$ 92,675,282
$ 689,558	$ –	$ –	$ –	$ 6,762,211	$ 270,176	$ 2,821,651	$ 118,232

1,784,169	1,829,853	6,348,967	26,296,004	4,639,398	3,144,908	337,437	380,515
–	259,040	–	–	28,529	1,333,622	32,274	675,860
(1,809,351)	(1,205,025)	(14,569,549)	(34,247,892)	(6,568,361)	(10,714,251)	(616,056)	(1,786,259)
(25,182)	883,868	(8,220,582)	(7,951,888)	(1,900,434)	(6,235,721)	(246,345)	(729,884)

4,434	49,960	42,820	2,272,356	92,594	1,232,926	13,749	197,713
–	3,173	–	–	–	166,154	1,580	46,641
(2,018)	(10,546)	(711,738)	(1,871,156)	(287,104)	(163,213)	(27,665)	(23,060)
2,416	42,587	(668,918)	401,200	(194,510)	1,235,867	(12,336)	221,294

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Changes in Net Assets

	Diversified Income Fund		Equity Income Fund
	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11
Net Assets at beginning of period	$403,211,434	$407,017,583	$ 2,943,618	$ 2,221,337
Increase in net assets from operations:
Net investment income (loss)	5,613,480	11,868,731	(1,282)	(2,342)
Net realized gain (loss) on investments and options transactions	3,242,270	16,259,876	208,563	319,283
Net change in unrealized appreciation (depreciation) on investments and options transactions	9,789,583	2,343,286	(97,139)	(298,174)
Net increase (decrease) in net assets from operations	18,645,333	30,471,893	110,142	18,767
Distributions to shareholders from:
Net investment income
Class I	(207,484)	(11,046,222)	–	–
Class II	–	(837,747)	–	–
Net realized gains
Class I	–	–	(4,565)	(49,697)
Class II	–	–	(17,963)	(253,856)
Total distributions	(207,484)	(11,883,969)	(22,528)	(303,553)
Capital Stock transactions:
Class I Shares
Shares sold	16,111,206	8,647,928	–	–
Issued to shareholders in reinvestment of distributions	207,484	11,046,222	4,565	49,697
Shares redeemed	(37,077,904)	(48,976,196)	–	–
Net increase (decrease) in net assets from capital stock transactions	(20,759,214)	(29,282,046)	4,565	49,697
Class II Shares
Shares sold	2,739,750	8,977,582	50,048	884,099
Issued to shareholders in reinvestment of distributions	–	837,747	17,963	253,857
Shares redeemed	(1,232,841)	(2,927,356)	(695,552)	(180,586)
Net increase (decrease) in net assets from capital stock transactions	1,506,909	6,887,973	(627,541)	957,370
Total net increase (decrease) from capital stock transactions	(19,252,305)	(22,394,073)	(622,976)	1,007,067
Total increase (decrease) in net assets	(814,456)	(3,806,149)	(535,362)	722,281
Net Assets at end of period	$402,396,978	$403,211,434	$ 2,408,256	$ 2,943,618
Undistributed net investment income (loss) included in net assets	$ 5,613,480	$ 207,484	$ (1,282)	$ –
Capital Share transactions:
Class I Shares
Shares sold	896,983	502,323	–	–
Issued to shareholders in reinvestment of distributions	11,502	634,293	482	5,265
Shares redeemed	(2,072,746)	(2,847,528)	–	–
Net increase (decrease) from capital shares transactions	(1,164,261)	(1,710,912)	482	5,265
Class II Shares
Shares sold	154,644	526,321	5,135	77,936
Issued to shareholders in reinvestment of distributions	–	48,142	1,907	27,018
Shares redeemed	(69,179)	(170,150)	(72,759)	(10,619)
Net increase (decrease) from capital shares transactions	85,465	404,313	(65,717)	94,335

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Changes in Net Assets

Large Cap Value Fund		Large Cap Growth Fund		Mid Cap Fund		Small Cap Fund
(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11
$491,674,493	$530,247,917	$358,620,849	$395,446,443	$365,102,889	$397,169,596	$ 12,661,690	$ 13,097,057

5,483,540	10,296,797	863,715	872,256	288,068	602,185	59,309	50,950
16,991,117	31,920,133	1,387,197	39,422,276	5,631,724	36,438,566	229,679	357,045
12,370,552	(5,336,866)	21,946,076	(44,255,836)	22,443,638	(19,534,163)	534,576	(368,723)
34,845,209	36,880,064	24,196,988	(3,961,304)	28,363,430	17,506,588	823,564	39,272

(190,026)	(10,095,971)	(22,977)	(861,866)	(15,924)	(687,090)	–	(45,846)
–	(109,873)	–	(31,319)	–	(4,200)	–	(3,723)

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
(190,026)	(10,205,844)	(22,977)	(893,185)	(15,924)	(691,290)	–	(49,569)

37,483,091	13,848,340	21,528,925	11,740,628	23,609,205	14,847,888	424,662	1,567,954
190,026	10,095,971	22,977	861,866	15,924	687,090	–	45,846
(47,820,223)	(89,269,316)	(39,223,768)	(51,986,645)	(51,906,501)	(65,250,198)	(1,127,906)	(2,049,990)
(10,147,106)	(65,325,005)	(17,671,866)	(39,384,151)	(28,281,372)	(49,715,220)	(703,244)	(436,190)

64,457	544,221	473,029	8,340,118	73,123	1,744,989	7,167	290,607
–	109,873	–	31,319	–	4,200	–	3,723
(294,463)	(576,733)	(1,210,736)	(958,391)	(765,475)	(915,974)	(65,314)	(283,210)
(230,006)	77,361	(737,707)	7,413,046	(692,352)	833,215	(58,147)	11,120
(10,377,112)	(65,247,644)	(18,409,573)	(31,971,105)	(28,973,724)	(48,882,005)	(761,391)	(425,070)
24,278,071	(38,573,424)	5,764,438	(36,825,594)	(626,218)	(32,066,707)	62,173	(435,367)
$515,952,564	$491,674,493	$364,385,287	$358,620,849	$364,476,671	$365,102,889	$ 12,723,863	$ 12,661,690
$ 5,483,540	$ 190,026	$ 863,743	$ 23,005	$ 288,068	$ 15,924	$ 59,309	$ –

1,431,010	559,931	907,076	521,785	1,478,724	993,405	36,832	142,303
7,282	405,964	997	39,349	1,023	46,410	–	4,205
(1,830,186)	(3,629,634)	(1,657,932)	(2,310,549)	(3,260,788)	(4,419,911)	(98,304)	(193,625)
(391,894)	(2,663,739)	(749,859)	(1,749,415)	(1,781,041)	(3,380,096)	(61,472)	(47,117)

2,491	22,164	20,498	368,460	4,685	117,974	618	26,862
–	4,426	–	1,433	–	284	–	342
(11,330)	(23,662)	(51,571)	(43,744)	(48,506)	(62,644)	(5,724)	(26,457)
(8,839)	2,928	(31,073)	326,149	(43,821)	55,614	(5,106)	747

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Changes in Net Assets

	International Stock Fund		Madison Target Retirement 2020 Fund
	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11
Net Assets at beginning of period	$ 88,163,466	105,304,241	$ 39,580,036	$ 27,647,785
Increase (decrease) in net assets from operations:
Net investment income	1,402,478	1,855,913	497,624	927,037
Net realized gain (loss) on investments and options transactions	2,120,627	3,479,732	(554,606)	2,004,820
Net change in unrealized appreciation (depreciation) on investments and options transactions	1,823,839	(12,765,450)	1,817,557	(2,269,004)
Net increase (decrease) in net assets from operations	5,346,944	(7,429,805)	1,760,575	662,853
Distributions to shareholders from:
Net investment income
Class I	(11,527)	(1,510,650)	–	(1,096,421)
Class II	–	(291,401)	–	–
Net realized gains
Class I	–	–	(144,606)	(897,737)
Return of Capital
Class I	–	–	–	–
Total distributions	(11,527)	(1,802,051)	(144,606)	(1,994,158)
Capital Stock transactions:
Class I Shares
Shares sold	3,765,591	3,327,511	15,113,028	15,901,069
Issued to shareholders in reinvestment of distributions	11,527	1,510,650	144,606	1,994,158
Shares redeemed	(8,365,258)	(16,569,485)	(9,015,088)	(4,631,671)
Net increase (decrease) in net assets from capital stock transactions	(4,588,140)	(11,731,324)	6,242,546	13,263,556
Class II Shares2
Shares sold	541,710	4,073,516
Issued to shareholders in reinvestment of distributions	–	291,401
Shares redeemed	(404,393)	(542,512)
Net increase in net assets from capital stock transactions	137,317	3,822,405
Total net increase (decrease) from capital stock transactions	(4,450,823)	(7,908,919)	6,242,546	13,263,556
Total increase (decrease) in net assets	884,594	(17,140,775)	7,858,515	11,932,251
Net Assets at end of period	$ 89,048,060	$ 88,163,466	$ 47,438,551	$ 39,580,036
Undistributed net investment income (loss) included in net assets	$ 1,390,873	$ (78)	$ 497,624	$ –
Capital Share transactions:
Class I Shares
Shares sold	392,899	332,788	1,860,239	1,939,616
Issued to shareholders in reinvestment of distributions	1,253	167,339	17,940	255,016
Shares redeemed	(856,009)	(1,658,271)	(1,108,789)	(560,216)
Net increase (decrease) from capital shares transactions	(461,857)	(1,158,144)	769,390	1,634,416
Class II Shares2
Shares sold	58,268	403,814
Issued to shareholders in reinvestment of distributions	–	32,404
Shares redeemed	(42,518)	(54,302)
Net increase from capital shares transactions	15,750	381,916

1	The Madison Target Retirement 2050 Fund commenced operations on January 3, 2011.
2	Class II shares are not available for the Madison Target Retirement Funds.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Statements of Changes in Net Assets

Madison Target Retirement 2030 Fund		Madison Target Retirement 2040 Fund		Madison Target Retirement 2050 Fund
(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/111
$ 45,404,453	$ 31,278,843	$ 35,182,268	$ 26,146,753	$ 2,236,241	$ –

513,593	923,593	328,182	642,632	24,848	27,410
(633,899)	2,414,365	(419,597)	2,303,584	(35,846)	(29,923)
2,311,982	(2,911,351)	1,823,223	(2,809,726)	132,690	(16,822)
2,191,676	426,607	1,731,808	136,490	121,692	(19,335)

–	(1,091,758)	–	(767,165)	–	(31,450)
–	–	–	–	–	–

(150,783)	(1,764,696)	(30,031)	(1,885,854)	–	–

–	–	–	–	–	(1,099)
(150,783)	(2,856,454)	(30,031)	(2,653,019)	–	(32,549)

17,555,348	15,550,888	12,580,323	10,698,786	2,509,558	2,473,782
150,783	2,856,454	30,031	2,653,019	–	32,549
(8,518,962)	(1,851,885)	(8,155,859)	(1,799,761)	(613,579)	(218,206)
9,187,169	16,555,457	4,454,495	11,552,044	1,895,979	2,288,125

9,187,169	16,555,457	4,454,495	11,552,044	1,895,979	2,288,125
11,228,062	14,125,610	6,156,272	9,035,515	2,017,671	2,236,241
$ 56,632,515	$ 45,404,453	$ 41,338,540	$ 35,182,268	$ 4,253,912	$ 2,236,241
$ 513,593	$ –	$ 328,182	$ –	$ 24,848	$ –

2,245,342	1,952,016	1,697,560	1,399,765	245,330	248,588
19,501	381,214	4,110	375,570	–	3,338
(1,084,757)	(228,251)	(1,099,176)	(230,919)	(59,704)	(22,619)
1,180,086	2,104,979	602,494	1,544,416	185,626	229,307

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 9.96	$10.01	$ 9.61	$ 8.48	$10.77	$10.60
Income from Investment Operations:
Net investment income2	0.14	0.28	0.29	0.29	0.35	0.45
Net realized and unrealized gain (loss) on investments	0.26	0.03	0.52	1.12	(2.27)	(0.03)
Total from investment operations	0.40	0.31	0.81	1.41	(1.92)	0.42
Less Distributions:
Distributions from net investment income	–	(0.35)	(0.41)	(0.28)	(0.27)	(0.23)
Distributions from capital gains	–	–	–	–	(0.10)	(0.02)
Distributions from return of capital	–	(0.01)	–	–	–	–
Total distributions	–	(0.36)	(0.41)	(0.28)	(0.37)	(0.25)
Net increase (decrease) in net asset value	0.40	(0.05)	0.40	1.13	(2.29)	0.17
Net Asset Value at end of period	$10.36	$9.96	$10.01	$ 9.61	$ 8.48	$10.77
Total Return3 (%)	3.994	3.14	8.37	16.76	(17.89)	3.92
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$191,450	$184,431	$195,657	$176,322	$116,678	$66,747
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.315	0.31	0.31	0.31	0.31	0.31
After management fee reduction (%)	0.315	0.31	0.31	0.31	0.28	0.21
Ratio of net investment income to average net assets (%)	2.755	2.76	2.90	3.23	3.53	4.12
Portfolio Turnover6 (%)	204	36	36	47	71	28
CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.95	$10.00	$ 9.61	$ 8.51
Income from Investment Operations:
Net investment income2	0.13	0.27	0.35	0.28
Net realized and unrealized gain (loss) on investments	0.26	0.02	0.43	0.99
Total from investment operations	0.39	0.29	0.78	1.27
Less Distributions:
Distributions from net investment income	–	(0.33)	(0.39)	(0.17)
Distributions from return of capital	–	(0.01)	–	–
Net increase in net asset value	0.39	(0.05)	0.39	1.10
Net Asset Value at end of period	$10.34	$9.95	$10.00	$ 9.61
Total Return3 (%)	3.864	2.89	8.10	14.914
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$42,937	$43,203	$35,425	$12,829
Ratios of expenses to average net assets (%)	0.565	0.56	0.55	0.565
Ratio of net investment income to average net assets (%)	2.495	2.67	3.47	4.385
Portfolio Turnover6 (%)	204	36	36	474

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 9.42	$ 9.49	$ 8.87	$ 7.51	$11.21	$10.86
Income from Investment Operations:
Net investment income2	0.10	0.20	0.20	0.18	0.21	0.28
Net realized and unrealized gain (loss) on investments	0.35	(0.01)	0.71	1.37	(3.55)	0.32
Total from investment operations	0.45	0.19	0.91	1.55	(3.34)	0.60
Less Distributions:
Distributions from net investment income	–	(0.26)	(0.29)	(0.19)	(0.17)	(0.19)
Distributions from capital gains	–	–	–	–	(0.19)	(0.06)
Total distributions	–	(0.26)	(0.29)	(0.19)	(0.36)	(0.25)
Net increase (decrease) in net asset value	0.45	(0.07)	0.62	1.36	(3.70)	0.35
Net Asset Value at end of period	$ 9.87	$ 9.42	$ 9.49	$ 8.87	$ 7.51	$11.21
Total Return3 (%)	4.744	2.03	10.22	20.61	(30.23)	5.56
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$355,214	$346,733	$352,545	$332,428	$243,761	$218,281
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.315	0.31	0.31	0.31	0.31	0.31
After management fee reduction (%)	0.315	0.31	0.31	0.31	0.28	0.21
Ratio of net investment income to average net assets (%)	1.975	2.07	2.24	2.29	2.20	2.45
Portfolio Turnover6 (%)	264	25	34	52	69	29
CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.41	$ 9.48	$8.87	$ 7.56
Income from Investment Operations:
Net investment income2	0.08	0.18	0.25	0.19
Net realized and unrealized gain (loss) on investments	0.35	(0.01)	0.63	1.24
Total from investment operations	0.43	0.17	0.88	1.43
Less Distributions:
Distributions from net investment income	–	(0.24)	(0.27)	(0.12)
Net increase in net asset value	0.43	(0.07)	0.61	1.31
Net Asset Value at end of period	$ 9.84	$ 9.41	$ 9.48	$ 8.87
Total Return3 (%)	4.614	1.78	9.94	18.824
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,488	$ 35,873	$31,715	$12,162
Ratios of expenses to average net assets (%)	0.565	0.56	0.56	0.565
Ratio of net investment income to average net assets (%)	1.715	1.86	2.76	3.335
Portfolio Turnover6 (%)	264	25	34	524

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 8.96	$ 9.08	$ 8.30	$ 6.57	$11.61	$11.10
Income from Investment Operations:
Net investment income2	0.05	0.12	0.11	0.10	0.09	0.09
Net realized and unrealized gain (loss) on investments	0.37	(0.08)	0.81	1.74	(4.74)	0.77
Total from investment operations	0.42	0.04	0.92	1.84	(4.65)	0.86
Less Distributions:
Distributions from net investment income	–	(0.16)	(0.14)	(0.11)	(0.06)	(0.14)
Distributions from capital gains	–	–	–	–	(0.33)	(0.21)
Total distributions	–	(0.16)	(0.14)	(0.11)	(0.39)	(0.35)
Net increase (decrease) in net asset value	0.42	(0.12)	0.78	1.73	(5.04)	0.51
Net Asset Value at end of period	$ 9.38	$ 8.96	$ 9.08	$ 8.30	$ 6.57	$11.61
Total Return3 (%)	4.664	0.48	11.15	27.91	(41.09)	7.69
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$138,522	$132,575	$126,270	$114,492	$69,616	$68,120
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.315	0.31	0.31	0.31	0.31	0.31
After management fee reduction (%)	0.315	0.31	0.31	0.31	0.28	0.21
Ratio of net investment income to average net assets (%)	0.995	1.26	1.27	1.44	0.94	0.79
Portfolio Turnover6 (%)	384	32	33	58	67	46
CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 8.95	$ 9.07	$ 8.30	$ 6.69
Income from Investment Operations:
Net investment income2	0.03	0.10	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.37	(0.08)	0.73	1.54
Total from investment operations	0.40	0.02	0.90	1.69
Less Distributions:
Distributions from net investment income	–	(0.14)	(0.13)	(0.08)
Net increase in net asset value	0.40	(0.12)	0.77	1.61
Net Asset Value at end of period	$ 9.35	$ 8.95	$ 9.07	$ 8.30
Total Return3 (%)	4.534	0.23	10.87	25.094
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,890	$1,786	$1,424	$514
Ratios of expenses to average net assets (%)	0.565	0.56	0.56	0.565
Ratio of net investment income to average net assets (%)	0.755	1.05	1.99	2.865
Portfolio Turnover6 (%)	384	32	33	584

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MONEY MARKET FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income2	–	–	–	0.004	0.02	0.05
Net realized and unrealized gain (loss) on investments	–	–	–	–	0.004	0.004
Total from investment operations	0.00	0.00	0.00	0.00	0.02	0.05
Less Distributions:
Distributions from net investment income	–	–	–	(0.00)4	(0.02)	(0.05)
Net increase in net asset value	0.00	0.00	0.00	0.00	0.00	0.00
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return3 (%)	0.004	0.00	0.00	0.00	1.75	4.71
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$53,461	$61,682	$69,634	$92,463	$159,349	$111,333
Ratios of expenses to average net assets:
Before waiver of expenses by adviser (%)	0.466	0.47	0.47	0.47	0.47	0.46
After waiver of expenses by adviser (%)	0.086,7	0.087	0.147	0.287	0.47	0.46
Ratio of net investment income to average net assets (%)	0.006,7	0.00	0.00	0.00	1.67	4.58
CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income2	–	–	–	–
Net realized and unrealized gain (loss) on investments	–	–	–	–
Total from investment operations	0.00	0.00	0.00	0.00
Less Distributions:
Distributions from net investment income	–	–	–	–
Net increase in net asset value	0.00	0.00	0.00	0.00
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00
Total Return3 (%)	0.004	0.00	0.00	0.004
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$310	$979	$577	$185
Ratios of expenses to average net assets:
Before waiver of expenses by adviser (%)	0.716	0.72	0.73	0.736
After waiver of expenses by adviser (%)	0.076,7	0.077	0.167	0.206,7
Ratio of net investment income to average net assets (%)	0.006,7	0.00	0.00	0.006

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Amount represents less than $0.005 per share.
5	Not annualized.
6	Annualized.
7	Amount includes fees waived by the adviser (see Note 3).

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$10.57	$10.29	$10.14	$ 9.94	$10.19	$10.11
Income from Investment Operations:
Net investment income2	0.17	0.38	0.40	0.43	0.50	0.49
Net realized and unrealized gain (loss) on investments	0.02	0.31	0.20	0.21	(0.21)	0.02
Total from investment operations	0.19	0.69	0.60	0.64	0.29	0.51
Less Distributions:
Distributions from net investment income	(0.01)	(0.41)	(0.45)	(0.44)	(0.54)	(0.43)
Net increase (decrease) in net asset value	0.18	0.28	0.15	0.20	(0.25)	0.08
Net Asset Value at end of period	$10.75	$10.57	$10.29	$10.14	$ 9.94	$10.19
Total Return3 (%)	1.814	6.73	5.92	6.50	2.86	5.05
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$361,381	$375,325	$429,499	$541,789	$572,562	$646,233
Ratios of expenses to average net assets (%)	0.565	0.57	0.56	0.57	0.56	0.56
Ratio of net investment income to average net assets (%)	3.225	3.62	3.76	4.28	4.84	4.81
Portfolio Turnover6 (%)	54	6	2	25	12	29

CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$10.56	$10.28	$10.14	$ 9.85
Income from Investment Operations:
Net investment income2	0.16	0.36	0.37	0.27
Net realized and unrealized gain on investments	0.02	0.31	0.20	0.28
Total from investment operations	0.18	0.67	0.57	0.55
Less Distributions:
Distributions from net investment income	–	(0.39)	(0.43)	(0.26)
Net increase in net asset value	0.18	0.28	0.14	0.29
Net Asset Value at end of period	$ 10.74	$ 10.56	$10.28	$10.14
Total Return3 (%)	1.694	6.47	5.66	5.554
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 48,525	$ 49,774	$35,750	$9,719
Ratios of expenses to average net assets (%)	0.815	0.82	0.81	0.825
Ratio of net investment income to average net assets (%)	2.975	3.36	3.49	3.865
Portfolio Turnover6 (%)	54	6	2	254

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 9.18	$ 9.42	$ 9.11	$ 7.34	$ 9.54	$10.16
Income from Investment Operations:
Net investment income2	0.31	0.65	0.72	0.68	0.67	0.76
Net realized and unrealized gain (loss) on investments	0.18	(0.18)	0.35	1.80	(2.07)	(0.53)
Total from investment operations	0.49	0.47	1.07	2.48	(1.40)	0.23
Less Distributions:
Distributions from net investment income	(0.03)	(0.71)	(0.76)	(0.71)	(0.80)	(0.85)
Distributions from capital gains	–	–	–	–	–	(0.00)4
Total distributions	(0.03)	(0.71)	(0.76)	(0.71)	(0.80)	(0.85)
Net increase (decrease) in net asset value	0.46	(0.24)	0.31	1.77	(2.20)	(0.62)
Net Asset Value at end of period	$ 9.64	$ 9.18	$ 9.42	$ 9.11	$ 7.34	$ 9.54
Total Return3 (%)	5.395	5.01	11.73	34.29	(14.74)	2.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$88,429	$86,462	$95,552	$107,722	$90,728	$135,045
Ratios of expenses to average net assets (%)	0.766	0.77	0.77	0.77	0.76	0.76
Ratio of net investment income to average net assets (%)	6.476	6.76	7.54	7.94	7.42	7.27
Portfolio Turnover7 (%)	295	54	53	73	45	73

CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.19	$ 9.42	$ 9.11	$ 8.14
Income from Investment Operations:
Net investment income2	0.29	0.63	0.70	0.47
Net realized and unrealized gain (loss) on investments	0.19	(0.18)	0.34	0.96
Total from investment operations	0.48	0.45	1.04	1.43
Less Distributions:
Distributions from net investment income	(0.02)	(0.68)	(0.73)	(0.46)
Net increase in net asset value	0.46	(0.23)	0.31	0.97
Net Asset Value at end of period	$ 9.65	$ 9.19	$ 9.42	$ 9.11
Total Return3 (%)	5.265	4.75	11.45	17.495
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,405	$6,213	$4,286	$1,148
Ratios of expenses to average net assets (%)	1.016	1.02	1.01	1.016
Ratio of net investment income to average net assets (%)	6.226	6.52	7.20	7.656
Portfolio Turnover7 (%)	295	54	53	735

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Amount represents less than $0.005 per share.
5	Not annualized.
6	Annualized.
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$17.39	$16.62	$15.37	$14.46	$17.62	$18.46
Income from Investment Operations:
Net investment income2	0.25	0.51	0.56	0.60	0.72	0.79
Net realized and unrealized gain (loss) on investments	0.57	0.79	1.29	0.92	(3.05)	(0.32)
Total from investment operations	0.82	1.30	1.85	1.52	(2.33)	0.47
Less Distributions:
Distributions from net investment income	(0.01)	(0.53)	(0.60)	(0.61)	(0.81)	(0.80)
Distributions from capital gains	–	–	–	–	(0.02)	(0.51)
Total distributions	(0.01)	(0.53)	(0.60)	(0.61)	(0.83)	(1.31)
Net increase (decrease) in net asset value	0.81	0.77	1.25	0.91	(3.16)	(0.84)
Net Asset Value at end of period	$18.20	$17.39	$16.62	$15.37	$14.46	$17.62
Total Return3 (%)	4.734	7.84	12.04	10.74	(13.25)	2.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$369,087	$372,852	$384,709	$418,381	$438,047	$637,606
Ratios of expenses to average net assets (%)	0.715	0.72	0.72	0.72	0.71	0.71
Ratio of net investment income to average net assets (%)	2.825	2.94	3.50	4.12	4.37	4.21
Portfolio Turnover6 (%)	44	19	23	26	14	41

CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$17.37	$16.61	$15.37	$13.74
Income from Investment Operations:
Net investment income2	0.23	0.46	0.52	0.35
Net realized and unrealized gain (loss) on investments	0.57	0.79	1.29	1.64
Total from investment operations	0.80	1.25	1.81	1.99
Less Distributions:
Distributions from net investment income	–	(0.49)	(0.57)	(0.36)
Net increase in net asset value	0.80	0.76	1.24	1.63
Net Asset Value at end of period	$18.17	$17.37	$16.61	$15.37
Total Return3 (%)	4.604	7.57	11.77	14.434
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$33,310	$30,360	$22,309	$6,261
Ratios of expenses to average net assets (%)	0.965	0.97	0.97	0.975
Ratio of net investment income to average net assets (%)	2.575	2.69	3.20	3.445
Portfolio Turnover6 (%)	44	19	23	264

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

EQUITY INCOME FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended 12/31/11	Inception to December 31, 20101
CLASS I
Net Asset Value at beginning of period	$ 9.41	$10.37	$10.00
Income from Investment Operations:
Net investment income2	0.01	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.39	0.10	0.64
Total from investment operations	0.40	0.11	0.62
Less Distributions:
Distributions from net investment income	–	–	–
Distributions from capital gains	(0.09)	(1.07)	(0.25)
Total distributions	(0.09)	(1.07)	(0.25)
Net increase in net asset value	0.31	(0.96)	0.37
Net Asset Value at end of period	$ 9.72	$ 9.41	$10.37
Total Return3 (%)	4.304	1.08	6.244
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$504	$483	$478
Ratios of expenses to average net assets (%)	0.915	0.91	0.915
Ratio of net investment income to average net assets (%)	0.135	0.10	(0.34)5
Portfolio Turnover6 (%)	154	84	494

CLASS II
Net Asset Value at beginning of period	$ 9.36	$10.35	$10.00
Income from Investment Operations:
Net investment income2	(0.01)	–	(0.02)
Net realized and unrealized gain (loss) on investments	0.41	0.08	0.62
Total from investment operations	0.40	0.08	0.60
Less Distributions:
Distributions from net investment income	–	–	–
Distributions from capital gains	(0.09)	(1.07)	(0.25)
Total distributions	(0.09)	(1.07)	(0.25)
Net increase in net asset value	0.31	(0.99)	0.35
Net Asset Value at end of period	$ 9.67	$ 9.36	$10.35
Total Return3 (%)	4.194	0.84	6.074
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,904	$2,460	$1,743
Ratios of expenses to average net assets (%)	1.165	1.16	1.175
Ratio of net investment income to average net assets (%)	(0.13)5	(0.12)	(0.46)5
Portfolio Turnover6 (%)	154	84	494

1	Commenced investment operations on April 30, 2010.
2	Based on average shares outstanding during the period.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Annualized.
5	Not annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire period

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$24.78	$23.56	$22.17	$19.42	$31.49	$35.14
Income from Investment Operations:
Net investment income2	0.28	0.50	0.38	0.43	0.65	0.68
Net realized and unrealized gain (loss) on investments	1.48	1.24	1.46	2.76	(11.99)	(0.45)
Total from investment operations	1.76	1.74	1.84	3.19	(11.34)	0.23
Less Distributions:
Distributions from net investment income	(0.01)	(0.52)	(0.45)	(0.44)	(0.71)	(0.71)
Distributions from capital gains	–	–	–	–	(0.02)	(3.17)
Total distributions	(0.01)	(0.52)	(0.45)	(0.44)	(0.73)	(3.88)
Net increase (decrease) in net asset value	1.75	1.22	1.39	2.75	(12.07)	(3.65)
Net Asset Value at end of period	$26.53	$24.78	$23.56	$22.17	$19.42	$31.49
Total Return3 (%)	7.144	7.38	8.29	16.79	(35.99)	0.60
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$510,090	$485,978	$524,894	$630,764	$609,444	$1,229,433
Ratios of expenses to average net assets (%)	0.615	0.62	0.62	0.62	0.61	0.61
Ratio of net investment income to average net assets (%)	2.165	2.03	1.72	2.23	2.42	1.87
Portfolio Turnover6 (%)	124	29	63	81	38	45

CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$24.73	$23.54	$22.17	$17.74
Income from Investment Operations:
Net investment income2	0.25	0.43	0.34	0.18
Net realized and unrealized gain (loss) on investments	1.48	1.25	1.44	4.45
Total from investment operations	1.73	1.68	1.78	4.63
Less Distributions:
Distributions from net investment income	–	(0.49)	(0.41)	(0.20)
Net increase in net asset value	1.73	1.19	1.37	4.43
Net Asset Value at end of period	$26.46	$24.73	$23.54	$22.17
Total Return3 (%)	7.014	7.11	8.02	26.094
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,862	$5,697	$5,354	$2,552
Ratios of expenses to average net assets (%)	0.865	0.87	0.87	0.875
Ratio of net investment income to average net assets (%)	1.915	1.78	1.51	1.285
Portfolio Turnover6 (%)	144	63	63	814

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$21.84	$22.16	$19.87	$14.50	$23.36	$21.47
Income from Investment Operations:
Net investment income2	0.06	0.05	0.10	0.12	0.12	0.08
Net realized and unrealized gain (loss) on investments	1.40	(0.31)	2.31	5.37	(8.80)	2.59
Total from investment operations	1.46	(0.26)	2.41	5.49	(8.68)	2.67
Less Distributions:
Distributions from net investment income	(0.00)7	(0.06)	(0.12)	(0.12)	(0.14)	(0.09)
Distributions from capital gains	–	–	–	–	(0.04)	(0.69)
Total distributions	(0.00)7	(0.06)	(0.12)	(0.12)	(0.18)	(0.78)
Net increase (decrease) in net asset value	1.46	(0.32)	2.29	5.37	(8.86)	1.89
Net Asset Value at end of period	$23.30	$21.84	$22.16	$19.87	$14.50	$23.36
Total Return3 (%)	6.724	(1.19)	12.13	37.98	(37.20)	12.36
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$335,706	$331,032	$374,644	$433,483	$352,473	$665,240
Ratios of expenses to average net assets (%)	0.825	0.82	0.82	0.82	0.82	0.81
Ratio of net investment income to average net assets (%)	0.485	0.24	0.51	0.72	0.62	0.34
Portfolio Turnover8 (%)	444	85	78	89	123	76

CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$21.80	$22.14	$19.87	$15.78
Income from Investment Operations:
Net investment income2	0.03	(0.00)7	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.40	(0.32)	2.30	4.09
Total from investment operations	1.43	(0.32)	2.36	4.14
Less Distributions:
Distributions from net investment income	–	(0.02)	(0.09)	(0.05)
Net increase in net asset value	1.43	(0.34)	2.27	4.09
Net Asset Value at end of period	$23.23	$21.80	$22.14	$19.87
Total Return3 (%)	6.594	(1.43)	11.85	26.214
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$28,679	$27,589	$20,802	$6,003
Ratios of expenses to average net assets (%)	1.075	1.07	1.07	1.075
Ratio of net investment income to average net assets (%)	0.235	0.006	0.29	0.365
Portfolio Turnover8 (%)	444	85	78	894

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Amounts represent less than $0.005 per share.
7	Amounts represent less than 0.01%.
8	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	20103	20093	20083	20073
CLASS I
Net Asset Value at beginning of period	$14.75	$14.14	$11.82	$ 8.01	$15.31	$15.68
Income from Investment Operations:
Net investment income2	0.01	0.02	0.04	–	0.005	(0.08)
Net realized and unrealized gain (loss) on investments	1.13	0.62	2.33	3.81	(7.14)	1.41
Total from investment operations	1.14	0.64	2.37	3.81	(7.14)	1.33
Less Distributions:
Distributions from net investment income	(0.00)5	(0.03)	(0.05)	(0.00)5	(0.00)5	–
Distributions from capital gains	–	–	–	–	(0.16)	(1.70)
Total distributions	(0.00)	(0.03)	(0.05)	(0.00)	(0.16)	(1.70)
Net increase (decrease) in net asset value	1.14	0.61	2.32	3.81	(7.30)	(0.37)
Net Asset Value at end of period	$15.89	$14.75	$14.14	$11.82	$ 8.01	$15.31
Total Return4 (%)	7.786	4.47	20.12	47.28	(46.89)	8.44
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$350,886	$351,833	$385,218	$229,395	$166,465	$367,318
Ratios of expenses to average net assets (%)	0.917	0.91	0.90	0.87	0.87	0.86
Ratio of net investment income to average net assets (%)	0.167	0.16	0.42	(0.05)	0.09	(0.41)
Portfolio Turnover8 (%)	136	52	46	186	108	104

CLASS II	(unaudited) Six Months Ended 6/30/12	2011	20103	Inception to 12/31/091,3
Net Asset Value at beginning of period	$14.72	$14.13	$11.82	$ 9.36
Income from Investment Operations:
Net investment income2	(0.01)	(0.01)	0.04	(0.00)
Net realized and unrealized gain (loss) on investments	1.14	0.60	2.30	2.46
Total from investment operations	1.13	0.59	2.34	2.46
Less Distributions:
Distributions from net investment income	–	–	(0.03)	–
Net increase in net asset value	1.13	0.59	2.31	2.46
Net Asset Value at end of period	$15.85	$14.72	$14.13	$11.82
Total Return4 (%)	7.656	4.22	19.82	26.136
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,590	$13,270	$11,951	$4,813
Ratios of expenses to average net assets (%)	1.167	1.17	1.16	1.227
Ratio of net investment income to average net assets (%)	(0.09)7	(0.07)	0.38	0.537
Portfolio Turnover8 (%)	136	52	46	1866

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
The financial highlights prior to May 1, 2010 are those of the Mid Cap Growth Fund, the accounting survivor of the reorganization of the Mid Cap Value and Mid Cap Growth Funds. The net asset values and other per share information of the Mid Cap Growth Fund have been restated by the conversion ratio of 2.6623 for Class I shares and 2.6678 for Class II shares to reflect those of the legal survivor of the reorganization the Mid Cap Value Fund, which was renamed the Mid Cap Fund after the reorganization.

4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Amount represents less than $0.005 per share.
6	Not annualized.
7	Annualized.
8	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,				Inception to 12/31/071
		2011	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$10.81	$10.75	$8.54	$ 6.53	$ 8.86	$10.00
Income from Investment Operations:
Net investment income3	0.05	0.04	0.08	0.05	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.66	0.06	2.20	2.00	(2.34)	(1.05)
Total from investment operations	0.71	0.10	2.28	2.05	(2.26)	(0.96)
Less Distributions:
Distributions from net investment income	–	(0.04)	(0.07)	(0.04)	(0.07)	(0.08)
Distributions from capital gains	–	–	–	–	(0.00)5	(0.10)
Total distributions	–	(0.04)	(0.07)	(0.04)	(0.07)	(0.18)
Net increase (decrease) in net asset value	0.71	0.06	2.21	2.01	(2.33)	(1.14)
Net Asset Value at end of period	$11.52	$10.81	$10.75	$ 8.54	$ 6.53	$ 8.86
Total Return4 (%)	6.566	0.91	26.80	31.56	(25.54)	(9.62)6
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,292	$11,261	$11,710	$7,989	$5,986	$5,624
Ratios of expenses to average net assets (%)	1.127	1.11	1.11	1.11	1.12	1.047
Ratio of net investment income to average net assets (%)	0.947	0.41	0.85	0.77	1.03	1.457
Portfolio Turnover8 (%)	96	22	33	21	28	136

CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/092
Net Asset Value at beginning of period	$10.79	$10.74	$ 8.54	$ 6.50
Income from Investment Operations:
Net investment income3	0.04	0.02	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.65	0.06	2.20	2.03
Total from investment operations	0.69	0.08	2.26	2.05
Less Distributions:
Distributions from net investment income	–	(0.03)	(0.06)	(0.01)
Net increase in net asset value	0.69	0.05	2.20	2.04
Net Asset Value at end of period	$11.48	$10.79	$10.74	$ 8.54
Total Return4 (%)	6.436	0.66	26.48	31.576
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,432	$1,401	$1,387	$616
Ratios of expenses to average net assets	1.377	1.36	1.36	1.367
Ratio of net investment income to average net assets (%)	0.697	0.16	0.67	0.447
Portfolio Turnover8 (%)	96	22	33	216

1	Commenced investment operations on May 1, 2007.
2	Commenced investment operations on May 1, 2009.
3	Based on average shares outstanding during the year.
4
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

5	Amount represents less than $0.005 per share.
6	Not annualized.
7	Annualized.
8	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,
		2011	2010	2009	2008	2007
CLASS I
Net Asset Value at beginning of period	$ 9.03	$ 9.99	$ 9.53	$ 7.59	$13.40	$13.78
Income from Investment Operations:
Net investment income2	0.15	0.19	0.14	0.17	0.26	0.23
Net realized and unrealized gain (loss) on investments	0.38	(0.96)	0.53	1.95	(5.27)	1.36
Total from investment operations	0.53	(0.77)	0.67	2.12	(5.01)	1.59
Less Distributions:
Distributions from net investment income	–	(0.19)	(0.21)	(0.18)	(0.26)	(0.32)
Distributions from capital gains	–	–	–	–	(0.54)	(1.65)
Total distributions	–	(0.19)	(0.21)	(0.18)	(0.80)	(1.97)
Net increase (decrease) in net asset value	0.53	(0.96)	0.46	1.94	(5.81)	(0.38)
Net Asset Value at end of period	$ 9.56	$ 9.03	$ 9.99	$ 9.53	$ 7.59	$13.40
Total Return3 (%)	5.874	(7.70)	7.09	27.90	(38.62)	11.42
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$72,605	$72,756	$92,063	$77,997	$72,768	$164,151
Ratios of expenses to average net assets (%)	1.225	1.22	1.22	1.22	1.22	1.21
Ratio of net investment income to average net assets (%)	3.115	1.90	1.48	2.08	2.45	1.60
Portfolio Turnover6 (%)	224	38	79	87	43	62

CLASS II	(unaudited) Six Months Ended 6/30/12	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.02	$ 9.99	$ 9.53	$ 7.32
Income from Investment Operations:
Net investment income2	0.14	0.16	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.38	(0.96)	0.56	2.33
Total from investment operations	0.52	(0.80)	0.65	2.37
Less Distributions:
Distributions from net investment income	–	(0.17)	(0.19)	(0.16)
Net increase in net asset value	0.52	(0.97)	0.46	2.21
Net Asset Value at end of period	$ 9.54	$ 9.02	$ 9.99	$ 9.53
Total Return3 (%)	5.744	(7.91)	6.83	32.304
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,443	$15,407	$13,241	$3,962
Ratios of expenses to average net assets (%)	1.475	1.47	1.47	1.485
Ratio of net investment income to average net assets (%)	2.895	1.58	1.00	0.575
Portfolio Turnover6 (%)	224	38	79	874

1	Commenced investment operations on May 1, 2009.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2020 FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,				Inception to 12/31/071
		2011	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 7.82	$ 8.06	$ 7.64	$ 6.04	$ 9.63	$10.00
Income from Investment Operations:
Net investment income2	0.09	0.22	0.20	0.15	0.22	0.13
Net realized and unrealized gain (loss) on investments	0.25	(0.04)	0.49	1.59	(3.60)	(0.32)
Total from investment operations	0.34	0.18	0.69	1.74	(3.38)	(0.19)
Less Distributions:
Distributions from net investment income	–	(0.23)	(0.27)	(0.14)	(0.16)	(0.18)
Distributions from capital gains	(0.03)	(0.19)	–	–	(0.05)	–
Total distributions	(0.03)	(0.42)	(0.27)	(0.14)	(0.21)	(0.18)
Net increase (decrease) in net asset value	0.31	(0.24)	0.42	1.60	(3.59)	(0.37)
Net Asset Value at end of period	$8.13	$7.82	$ 8.06	$ 7.64	$ 6.04	$ 9.63
Total Return3 (%)	4.374	2.11	9.01	28.93	(35.31)	(1.94)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$47,439	$39,580	$27,648	$19,300	$8,719	$2,524
Ratios of expenses to average net assets
Before reimbursement of expenses by adviser (%)	0.305	0.26	0.40	0.41	0.40	0.435
After reimbursement of expenses by adviser (%)	0.305	0.246	0.206	0.346	0.40	0.435
Ratio of net investment income to average net assets (%)	2.285	2.70	2.61	2.24	2.80	5.175
Portfolio Turnover7 (%)	484	114	51	78	74	34

1	Commenced investment operations on May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2030 FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,				Inception to 12/31/071
		2011	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 7.49	$ 7.90	$ 7.41	$ 5.75	$ 9.54	$10.00
Income from Investment Operations:
Net investment income2	0.08	0.19	0.18	0.12	0.18	0.09
Net realized and unrealized gain (loss) on investments	0.27	(0.09)	0.52	1.65	(3.82)	(0.34)
Total from investment operations	0.35	0.10	0.70	1.77	(3.64)	(0.25)
Less Distributions:
Distributions from net investment income	–	(0.20)	(0.21)	(0.11)	(0.11)	(0.21)
Distributions from capital gains	(0.02)	(0.31)	–	–	(0.04)	–
Total distributions	(0.02)	(0.51)	(0.21)	(0.11)	(0.15)	(0.21)
Net increase (decrease) in net asset value	0.33	(0.41)	0.49	1.66	(3.79)	(0.46)
Net Asset Value at end of period	$ 7.82	$ 7.49	$ 7.90	$ 7.41	$ 5.75	$ 9.54
Total Return3 (%)	4.694	1.16	9.56	30.94	(38.35)	(2.51)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$56,633	$45,404	$31,279	$19,330	$8,010	$1,521
Ratios of expenses to average net assets
Before reimbursement of expenses by adviser (%)	0.305	0.26	0.40	0.41	0.40	0.445
After reimbursement of expenses by adviser (%)	0.305	0.246	0.206	0.346	0.40	0.445
Ratio of net investment income to average net assets (%)	2.015	2.43	2.42	1.87	2.38	3.535
Portfolio Turnover7 (%)	484	108	43	78	52	154

1	Commenced investment operations on May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2040 FUND
	(unaudited) Six Months Ended 6/30/12	Year Ended December 31,				Inception to 12/31/071
		2011	2010	2009	2008
CLASS I
Net Asset Value at beginning of period	$ 7.06	$ 7.60	$ 7.07	$ 5.43	$ 9.48	$10.00
Income from Investment Operations:
Net investment income2	0.06	0.16	0.15	0.08	0.14	0.07
Net realized and unrealized gain (loss) on investments	0.29	(0.12)	0.55	1.63	(4.06)	(0.36)
Total from investment operations	0.35	0.04	0.70	1.71	(3.92)	(0.29)
Less Distributions:
Distributions from net investment income	–	(0.17)	(0.17)	(0.07)	(0.08)	(0.23)
Distributions from capital gains	(0.01)	(0.41)	–	–	(0.05)	–
Total distributions	(0.01)	(0.58)	(0.17)	(0.07)	(0.13)	(0.23)
Net increase (decrease) in net asset value	0.34	(0.54)	0.53	1.64	(4.05)	(0.52)
Net Asset Value at end of period	$ 7.40	$ 7.06	$ 7.60	$ 7.07	$ 5.43	$ 9.48
Total Return3 (%)	4.914	0.47	9.97	31.64	(41.65)	(2.86)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$41,339	$35,182	$26,147	$16,656	$6,385	$1,193
Ratios of expenses to average net assets
Before reimbursement of expenses by adviser (%)	0.305	0.26	0.40	0.41	0.40	0.445
After reimbursement of expenses by adviser (%)	0.305	0.246	0.206	0.346	0.40	0.445
Ratio of net investment income to average net assets (%)	1.725	2.11	2.14	1.22	1.99	2.765
Portfolio Turnover7 (%)	554	115	40	86	62	14

1	Commenced investment operations on May 1, 2007.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2050 FUND
	(unaudited) Six Months Ended 6/30/12	(unaudited) Inception to 12/31/111
CLASS I
Net Asset Value at beginning of period	$9.75	$10.00
Income from Investment Operations:
Net investment income2	0.08	0.26
Net realized and unrealized gain (loss) on investments	0.42	(0.36)
Total from investment operations	0.50	(0.10)
Less Distributions:
Distributions from net investment income	–	(0.14)
Distributions from return of capital	–	(0.01)
Total distributions	–	(0.15)
Net increase in net asset value	0.50	(0.25)
Net Asset Value at end of period	$10.25	$9.75
Total Return3 (%)	5.134	(1.03)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,254	$2,236
Ratios of expenses to average net assets
Before reimbursement of expenses by adviser (%)	0.305	0.265
After reimbursement of expenses by adviser (%)	0.305	0.265,6
Ratio of net investment income to average net assets (%)	1.555	2.615
Portfolio Turnover7 (%)	424	754

1	Commenced investment operations on January 3, 2011.
2	Based on average shares outstanding during the year.
3
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

4	Not annualized.
5	Annualized.
6
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

1. ORGANIZATION

The Ultra Series Fund (the "Trust’’), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act’’), as amended, as a diversified, open-end management investment company. The Trust is a series fund with, at the end of the period covered by this report, 17 investment portfolios (individually, a "fund," and collectively, the "funds’’), each with different investment objectives and policies. The funds currently available at the end of the period were the Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, Equity Income Fund and International Stock Fund (collectively, the "Core Funds’’), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Target Allocation Funds’’), and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the "Target Date Funds"). Effective July 31, 2012, the Equity Income Fund was liquidated.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All funds, except for the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer a single class of shares, Class I shares. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees, if any, and its proportional share of fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the "Accounts’’) of CMFG Life Insurance Company (formerly known as CUNA Mutual Insurance Society) and to qualified pension and retirement plans of CMFG Life Insurance Company or it’s affiliates ("CUNA Mutual Group’’). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC. (the "Investment Adviser" or "Madison"). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income, Small Cap and International Stock Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund and each Target Date Fund consist primarily of shares of underlying funds, the NAV of each fund is determined based on the NAVs of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded, except for the Equity Income Fund, where they are valued at the mean of the best bid and best ask prices across all option exchanges. Futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the "Committee’’) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

The value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation and Target Date Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to fair value any of the investments of these funds. However, an underlying fund may need to fair value one or more of its investments, which may, in turn, require a Target Allocation or Target Date Fund to do the same because of delays in obtaining the underlying Fund’s NAV.

A fund’s investments (or underlying fund) will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers’’ in U.S. Government securities. As of June 30, 2012, only the Equity Income Fund had open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

In April 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements." ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing." These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Investment Adviser has determined that the updated standards have no material impact on the funds’ financial statements.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate of settlement.

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

Each fund, except the Money Market Fund, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Only the International Stock Fund had net realized gains, and that amount of $103,300 is included in the Statements of Operations under the heading "Net realized gain (loss) on investments" for that fund.

The funds do not isolate the portion of unrealized gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as unrealized gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of June 30, 2012, none of the funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Futures Contracts: Each fund, except the Money Market Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin,’’ are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of June 30, 2012, none of the funds had open futures contracts.

Illiquid Securities: Each fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for the Money Market Fund which limits the investment in illiquid securities to 5% of net assets. At June 30, 2012, investments in securities of the Bond, High Income and Diversified Income Funds include issues that are illiquid. The aggregate values of illiquid securities held by Bond, High Income and Diversified Income Funds were $16,032,329, $487,500 and $8,181,844, respectively, which represent 3.9%, 0.5% and 2.0% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

percent limitations specified above. Information concerning the illiquid securities held at June 30, 2012, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost
Bond Fund
American Association of Retired Persons	5/16/02	$ 2,621,772
ERAC USA Finance LLC	12/16/04	4,766,418
Indianapolis Power & Light Co.	10/02/06	3,424,683
WM Wrigley Jr. Co.	6/21/10	3,169,136
		$13,982,009
High Income Fund
Ferro Corp.	8/5/10	$ 500,000
		$ 500,000
Diversified Income Fund
American Association of Retired Persons	5/16/02	$ 2,097,417
ERAC USA Finance LLC	12/16/04	2,004,062
Indianapolis Power & Light Co.	10/2/06	1,545,829
WM Wrigley Jr. Co.	6/21/10	1,309,643
		$ 6,956,951

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued’’ refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of June 30, 2012, none of the funds had entered into such transactions.

Fair Value Measurements: Each fund has adopted the Financial Accounting Standards Board ("FASB") guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•Level 1 – unadjusted quoted prices in active markets for identical investments

91

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

•Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the period ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized the multi-dimensional relational pricing model and option adjusted spread pricing fair value techniques. The funds also estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation. As of and during the period ended June 30, 2012, none of the funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of June 30, 2012 in valuing the funds’ investments carried at market value (please see the Portfolio of Investments for each fund for a listing of all securities within each caption):

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 6/30/12
Conservative Allocation1	$234,420,274	$ –	$ –	$234,420,274
Moderate Allocation1	389,283,931	–	–	389,283,931
Aggressive Allocation1	140,243,831	–	–	140,243,831
Money Market2	2,191,590	51,442,630	–	53,634,220
Bond
Asset Backed	–	8,075,724	–	8,075,724
Corporate Notes and Bonds	–	111,477,567	–	111,477,567
Mortgage Backed	–	72,203,243	–	72,203,243
U.S. Government and Agency Obligations	–	186,958,521	–	186,958,521
Investment Companies	18,917,047	–	–	18,917,047
	18,917,047	378,715,055	–	397,632,102
High Income
Corporate Notes and Bonds	–	89,794,053	–	89,794,053
Investment Companies	4,438,740	–	–	4,438,740
	4,438,740	89,794,053	–	94,232,793
Diversified Income
Common Stocks	216,259,118	–	–	216,259,118
Asset Backed	–	2,681,364	–	2,681,364
Corporate Notes and Bonds	–	65,205,878	–	65,205,878
Mortgage Backed	–	31,158,460	–	31,158,460
U.S. Government and Agency Obligations	–	63,381,465	–	63,381,465
Investment Companies	22,635,736	–	–	22,635,736
	238,894,854	162,427,167	–	401,322,021

1 At June 30, 2012, all investments are Level 1. See each fund’s respective Portfolio of Investments for more information with respect to individual securities.
2 At June 30, 2012, all Level 2 securities held are short term investments. See each fund’s respective Portfolio of Investments for more information with respect to individual securities.

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 6/30/12
Equity Income
Assets
Common Stocks	$ 2,375,009	$ –	$ –	$ 2,375,009
Repurchase Agreement	–	113,060	–	113,060
	2,375,009	113,060	–	2,488,069
Liabilities:
Options Written	44,276	–	–	44,276
Large Cap Value
Common Stocks	497,902,570	–	–	497,902,570
Investment Companies	17,932,879	–	–	17,932,879
	515,835,449	–	–	515,835,449
Large Cap Growth
Common Stocks	350,446,049	–	–	350,446,049
Investment Companies	7,653,483	–	–	7,653,483
	358,099,532	–	–	358,099,532
Mid Cap
Common Stocks	344,392,134	–	–	344,392,134
Investment Companies	19,931,673	–	–	19,931,673
	364,323,807	–	–	364,323,807
Small Cap
Common Stocks	12,379,234	–	–	12,379,234
Investment Companies	277,075	–	–	277,075
	12,656,309	–	–	12,656,309
International Stock
Common Stocks
Australia	–	5,638,301	–	5,638,301
Belgium	–	3,156,666	–	3,156,666
Brazil	–	1,629,042	–	1,629,042
Canada	–	2,078,999	–	2,078,999
China	–	599,910	–	599,910
Denmark	–	960,807	–	960,807
Finland	–	1,056,994	–	1,056,994
France	–	9,884,296	–	9,884,296
Germany	–	7,426,150	–	7,426,150
Indonesia	791,152	–	–	791,152
Ireland	714,400	–	–	714,400
Italy	–	761,847	–	761,847
Japan	–	12,398,472	–	12,398,472
Mexico	161,405	–	–	161,405
Netherlands	–	1,425,220	–	1,425,220
New Zealand	–	728,705	–	728,705
Russia	–	1,332,738	–	1,332,738
South Korea	–	2,546,471	–	2,546,471
Spain	–	2,224,802	–	2,224,802
Sweden	–	3,437,144	–	3,437,144
Switzerland	–	3,146,045	–	3,146,045
Turkey	–	469,849	–	469,849
United Kingdom	–	22,536,801	–	22,536,801
Investment Companies	3,667,581	–	–	3,667,581
	5,334,538	83,439,259	–	88,773,797
Madison Target Retirement 20201	47,228,011	––	–	47,228,011
Madison Target Retirement 20301	56,423,809	–	–	56,423,809
Madison Target Retirement 20401	41,584,929	–	–	41,584,929
Madison Target Retirement 20501	4,255,782	–	–	4,255,782

1 At June 30, 2012, all investments are Level 1. See each fund’s respective Portfolio of Investments for more information with respect to individual securities.

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

In May 2011, FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of these FASB and IASB pronouncements was to converge guidance on fair value measurements and disclosures. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. The funds have adopted the disclosures required by this update.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

 The following table presents the types of derivatives in the Equity Income Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2012.

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	–	--	Options written	$44,276

The following table presents the effect of Derivative Instruments on the Statement of Operations of the Equity Income Fund for the period ended June 30, 2012:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Change in Unrealized Appreciation on Derivatives
Equity contracts	$136,569	$(59,525)

The Investment Adviser has determined that there is no impact on the financial statements of the other funds held in the Trust as they did not hold derivative financial instruments.

New Accounting Pronouncements: In December 2011, the International Accounting Standards Board (IASB) and the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets And Liabilities." These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The Investment Adviser is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

3. MANAGEMENT, SERVICES AND DISTRIBUTION AGREEMENTS

Management Agreement: For services under the Management Agreement, the Investment Advisor is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

average daily net assets: 0.45% for the Money Market Fund, 0.55% for the Bond Fund, 0.75% for the High Income Fund, 0.70% for the Diversified Income Fund, 0.90% for the Equity Income Fund,0.60% for the Large Cap Value Fund, 0.80% for the Large Cap Growth Fund, 0.90% for the Mid Cap Fund, 1.10% for the Small Cap Fund, 1.20% for the International Stock Fund, 0.30% for each of the Target Allocation Funds and 0.25% for each of the Target Date Funds.

The Management Agreement requires the Investment Adviser to provide or arrange to provide overall management of the funds, including but not limited to, investment advisory services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. It does not include Trustee compensation or the fees paid to the Trust’s independent Registered Public Accountant.

The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund and Lazard Asset Management LLC for the International Stock Fund. The Investment Adviser manages the Money Market Fund, Bond Fund, Diversified Income Fund, Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund, Target Allocation Funds and the Target Date Funds without the aid of a Subadviser.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. In that regard, the Investment Adviser waived a portion of management fees on the Money Market Fund Class I Shares and Class II Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the period ended June 30, 2012, the waivers totaled $111,556 for Class I Shares and $872 for Class II Shares and are reflected as fees waived by the Investment Advisor in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Services Agreement: Effective September 1, 2011, the Investment Adviser entered into a services agreement ("Services Agreement") for the Target Date Funds. Under this Services Agreement, Madison provides either directly or through outsourced arrangements all operational and support services of the Target Date Funds not provided under the Management Agreement discussed above. Under this Services Agreement, Madison receives a fee of 0.05% (annualized) of the average daily net assets of each Target Date Fund. In exchange for the aforementioned fee, Madison is responsible for paying all of the funds’ fees and expenses, other than (i) the management fee (described above), (ii) fees related to the funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (iii) acquired fund fees, and (iv) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the funds may maintain for emergency or extraordinary purposes). The direct expenses of the funds’ independent Trustees and independent auditors are paid out of this fee by the funds. Pursuant to the Services Agreement, Madison has also agreed, until April 30, 2013, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit each fund’s total operating expenses and underlying fees and expenses to 0.65% of average daily net assets of each Target Date Fund. In applying this waiver, Madison must utilize good faith estimates of the fees and expenses of the underlying funds. The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement. Mosaic Funds Distributor, LLC ("MFD") serves as distributor of the funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% of each fund’s daily net assets. MFD arranges to provide compensation to others that provide distribution and shareholder servicing services to the funds and their shareholders. Fees incurred by the funds under the plan are detailed in the Statement of Operations.

The distributor may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. In this regard, the distributor waived a portion of 12b-1 fees on the Money Market Fund Class II shares for the purpose of

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

maintaining a one-day yield of zero. For the period ended June 30, 2012, the waivers totaled $547 and are reflected as fees waived in the accompanying Statement of Operations. Neither MFD nor the Investment Adviser has the right to recoup these waived fees.

Other Expenses: In addition to the management fee, the Trust, except for the Target Date Funds effective September 1, 2011, is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, tax, compliance and extraordinary expenses as approved by a majority of the Independent Trustees. Effective September 1, 2011, the fees for the disinterested trustees and independent audit are paid out of the Services Agreement fee (noted above) for the Target Date Funds.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to Audit Committee and Nominating and Governance Committee Chairpersons.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Money Market Fund declares dividends from net investment income and net realized gains from investment transactions, if any, daily, and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the fund. The Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap, Mid Cap Fund, International Stock Fund, Target Allocation Funds, and Target Date Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the period ended June 30, 2012, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:
	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$ 50,833,194	$ 46,627,587
Moderate Allocation	–	–	102,595,687	98,662,814
Aggressive Allocation	–	–	55,259,732	52,701,031
Bond	20,463,278	26,450,000	1,077,073	9,203,088
High Income	–	–	25,625,300	25,522,275
Diversified Income	3,006,221	5,837,000	11,531,171	20,135,872
Equity Income	–	–	394,684	807,236
Large Cap Value	–	–	61,263,829	66,126,267
Large Cap Growth	–	–	156,770,751	175,482,290
Mid Cap	–	–	45,185,262	74,876,217
Small Cap	–	–	1,159,099	1,583,430
International Stock	–	–	19,027,771	23,102,578
Madison Target Retirement 2020	–	–	28,197,436	20,493,385
Madison Target Retirement 2030	–	–	35,154,451	24,192,473
Madison Target Retirement 2040	–	–	26,594,026	20,623,824
Madison Target Retirement 2050	–	–	3,367,883	1,322,759

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

6. COVERED CALL OPTIONS

The Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the fund can write (sell) is limited by the amount of equity securities the fund holds in its portfolio. The fund will not write (sell) "naked" or uncovered call options. The fund seeks to produce a high level of current income and gains generated from option writing premiums and to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

Transactions in option contracts during the period ended June 30, 2012 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	691	$140,153
Options written during the period	684	127,530
Options expired during the period	(481)	(97,533)
Options closed during the period	(446)	(95,395)
Options assigned during the period	(225)	(39,586)
Options outstanding, end of period	223	$ 35,169

7. FOREIGN SECURITIES

Each fund may invest in foreign securities; provided, however, that the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts ("ADRs’’), European Depositary Receipts ("EDRs’’), Global Depositary Receipts ("GDRs’’), Swedish Depositary Receipts ("SDRs’’) and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

8. SECURITIES LENDING

Each fund, except the Target Allocation, Money Market, Small Cap, Equity Income and Target Retirement Funds, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

The funds did not transact in securities lending for the time period ending on June 30, 2012 and had no securities out on loan as of June 30, 2012.

9. TAX INFORMATION

For federal income tax purposes, the funds listed below have capital loss carryovers as of December 31, 2011, which are available to offset future capital gains, if any.

Fund	2012	2013	2014	2015	2016	2017	2018	No Expiration-Short Term
Conservative Allocation	$ –	$ –	$ –	$ –	$ –	$ 5,943,248	$ –	$ –
Moderate Allocation	–	–	–	–	16,343,850	20,811,527	9,937,108	–
Aggressive Allocation	–	–	–	–	3,992,723	6,205,447	6,513,626	–
Bond	456,699	1,445,891	816,322	228,563	–	9,584,651	346,309	–
High Income	–	–	–	–	6,713,643	4,641,635	–	–
Diversified Income	–	–	–	–	–	31,758,091	–	–
Large Cap Value	–	–	–	–	53,372,166	41,852,552	–	–
Large Cap Growth	–	–	–	–	–	17,039,570	–	–
Mid Cap	–	–	–	13,912	30,807,814	41,679,580	–	–
Small Cap	–	–	–	–	1,012,575	416,408	–	–
International Stock	–	–	–	751,246	8,819,661	21,825,302	1,915,037	2,418,733
Madison Target Retirement 2050	–	–	–	–	–	–	–	5,446

Included in the net capital loss carryovers for Mid Cap Fund, Small Cap Fund and International Stock Fund is $30,821,726, $1,012,575, and $11,114,891, respectively, of capital loss carryovers subject to certain limitations upon availability, to offset future gains, if any, as the successor of a merger. These acquired losses are included in the total losses available noted above.

At June 30, 2012, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$11,966,048	$ 707,798	$11,258,250
Moderate Allocation	28,862,304	1,608,744	27,253,560
Aggressive Allocation	12,520,463	688,160	11,832,303
Bond	37,352,357	3,377,102	33,975,255
High Income	4,122,455	228,546	3,893,909
Diversified Income	55,002,884	4,553,349	50,449,535
Equity Income	87,856	402,311	(314,455)
Large Cap Value	83,379,499	13,834,145	69,545,354
Large Cap Growth	73,756,393	13,839,170	59,917,223
Mid Cap	66,945,310	4,786,851	62,158,459
Small Cap	2,804,229	210,230	2,593,999
International Stock	9,211,129	3,560,898	5,650,231
Madison Target Retirement 2020	1,017,497	76,224	941,273
Madison Target Retirement 2030	1,281,360	190,528	1,090,832
Madison Target Retirement 2040	937,935	196,900	741,035
Madison Target Retirement 2050	66,330	8,893	57,437

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

10. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Fund, and the International Stock Fund may enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include, but are not limited to, risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called "junk bonds’’). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The High Income Fund generally invests at least 80% of its assets in high yield securities.

The Target Allocation Funds and Target Date Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds’’), including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, these funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class underperforms its peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

 While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times these investments have produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When calamity strikes, the word "security" itself seems a misnomer. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

have the potential to upset the best laid plans of man, and could, under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at June 30, 2012, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company except for the Equity Income Fund, which had capital shares outstanding held by the Advisor at NAV of $504,005 in Class I and $55,718 in Class II.

The Target Allocation Funds invest in underlying funds, of which certain underlying funds (the "affiliated underlying funds’’), may be deemed to be under common control because of the same Board of Trustees. The MEMBERS Mutual Funds audited financial statements for the fiscal year ended October 31, 2011 are available at no cost on the Securities and Exchange Commission’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the MEMBERS Mutual Funds’ website at www.membersfunds.com. The Madison Mosaic audited financial statements for the fiscal year ended December 31, 2011 are also available at www.sec.gov, by calling 1-800-368-3195 or visiting www.mosaicfunds.com. A summary of the transactions with each affiliated underlying fund as of June 30, 2012 follows:

Fund/Underlying Fund	Balance of Shares Held at 12/31/11	Gross Additions	Gross Sales	Balance of Shares Held at 6/30/12	Value at 6/30/12	Realized Gain (Loss)	Distributions Received1
Conservative Allocation Fund
Madison Investment Grade Corporate Bond Fund	1,205,357	48,199	–	1,253,556	$ 14,328,140	$ –	$ 146,041
Madison Mosaic Disciplined Equity Fund	881,454	72,348	76,686	877,116	11,876,152	73,594	–
Madison Mosaic Institutional Bond Fund	1,756,767	–	–	1,756,767	19,693,363	–	111,724
MEMBERS Bond Fund Class Y	3,695,022	–	881,208	2,813,814	29,938,984	690,071	443,026
MEMBERS Equity Income Fund Class Y	1,388,402	103,331	130,168	1,311,565	12,643,483	(108,295)	554,574
MEMBERS High Income Fund Class Y	2,807,172	–	446,472	2,360,700	16,548,505	99,023	553,318
MEMBERS International Stock Fund Class Y	423,641	149,955	–	573,596	5,753,168	–	–
MEMBERS Large Cap Growth Fund Class Y	439,308	193,276	3,382	629,202	10,583,182	12,443	–
MEMBERS Large Cap Value Fund Class Y	1,003,905	46,290	207,559	842,636	11,341,875	423,284	–
Totals					$132,706,852	$1,190,120	$1,808,683

Moderate Allocation Fund
Madison Mosaic Disciplined Equity Fund	2,379,388	–	76,336	2,303,052	$ 31,183,323	$ 132,061	$ –
Madison Mosaic Institutional Bond Fund	1,538,367	44,924	–	1,583,291	17,748,693	–	100,691
NorthRoad International Fund Class Y	–	1,378,003	–	1,378,003	12,884,329	–	–
MEMBERS Bond Fund Class Y	3,954,926	–	518,027	3,436,899	36,568,606	398,228	512,241
MEMBERS Equity Income Fund Class Y	1,523,183	28,930	25,773	1,526,340	14,713,914	(15,464)	609,907
MEMBERS High Income Fund Class Y	4,596,563	72,464	798,266	3,870,761	27,134,036	(88,520)	951,000
MEMBERS International Stock Fund Class Y	1,961,026	–	1,303,902	657,124	6,590,957	814,888	–
MEMBERS Large Cap Growth Fund Class Y	1,726,326	43,205	47,406	1,722,125	28,966,142	67,952	–
MEMBERS Large Cap Value Fund Class Y	2,645,715	–	316,801	2,328,914	31,347,185	(280,824)	–
MEMBERS Mid Cap Fund Class Y2	1,421,439	705,176	–	2,126,615	15,545,554	–	–
MEMBERS Small Cap Fund Class Y	794,942	–	108,410	686,532	7,847,066	352,798	–
Totals					$230,529,805	$1,381,119	$2,173,839

Ultra Series Fund | June 30, 2012

Notes to Financial Statements (unaudited)

Fund/Underlying Fund	Balance of Shares Held at 12/31/11	Gross Additions	Gross Sales	Balance of Shares Held at 6/30/12	Value at 6/30/12	Realized Gain (Loss)	Distributions Received1
Aggressive Allocation Fund
Madison Mosaic Disciplined Equity Fund	1,318,039	11,372	81,276	1,248,135	$ 16,899,754	$ 114,752	$ –
NorthRoad International Fund Class Y	–	595,750	–	595,750	5,570,264	–	–
MEMBERS Equity Income Fund Class Y	301,130	109,648	18,267	392,511	3,783,803	(6,576)	160,658
MEMBERS High Income Fund Class Y	1,549,510	49,558	474,119	1,124,949	7,885,889	557,952	301,728
MEMBERS International Stock Fund Class Y	797,169	14,465	543,279	268,355	2,691,604	558,966	–
MEMBERS Large Cap Growth Fund Class Y	821,449	91,467	10,491	902,425	15,178,792	17,478	–
MEMBERS Large Cap Value Fund Class Y	1,238,799	30,746	80,797	1,188,748	16,000,546	(29,602)	–
MEMBERS Mid Cap Fund Class Y2	903,562	537,257	–	1,440,819	10,532,386	–	–
MEMBERS Small Cap Fund Class Y	374,420	–	59,334	315,086	3,601,435	153,781	–
Totals					$ 82,144,473	$1,366,751	$ 462,386

1 Distributions received include distributions from net investment income and from capital gains from the underlying funds.
2 Non-income producing.

12. SUBSEQUENT EVENTS

On May 11, 2012, the Board of Trustees of the Equity Income Fund approved the liquidation of the fund on July 31, 2012. The fund was liquidated and its assets were distributed to shareholders in cash on July 31, 2012.

Management has evaluated the impact of all subsequent events on the funds’ financial statements. Other than the liquidation noted above, there were no subsequent events requiring adjustment to, or disclosure in the financial statements.

Ultra Series Fund | June 30, 2012

Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended June 30, 2012. Expenses paid during the period in the table below are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Actual" to estimate the expenses you paid on your account during this period.

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,039.90	0.31%	$1.57	$1,038.60	0.56%	$2.84
Moderate Allocation	1,000	1,047.40	0.31%	1.58	1,046.10	0.56%	2.85
Aggressive Allocation	1,000	1,046.60	0.31%	1.58	1,045.30	0.56%	2.85
Money Market	1,000	1,000.00	0.08%	0.40	1,000.00	0.07%	0.35
Bond	1,000	1,018.10	0.56%	2.81	1,016.90	0.81%	4.06
High Income	1,000	1,053.90	0.76%	3.88	1,052.60	1.01%	5.15
Diversified Income	1,000	1,047.30	0.71%	3.61	1,046.00	0.96%	4.88
Equity Income	1,000	1,051.92	0.91%	4.74	1,051.50	1.16%	6.06
Large Cap Value	1,000	1,071.40	0.61%	3.14	1,070.10	0.86%	4.43
Large Cap Growth	1,000	1,067.20	0.82%	4.21	1,065.90	1.07%	5.50
Mid Cap	1,000	1,077.80	0.91%	4.70	1,076.50	1.16%	5.99
Small Cap	1,000	1,065.60	1.12%	5.75	1,064.30	1.37%	7.03
International Stock	1,000	1,058.70	1.22%	6.24	1,057.40	1.47%	7.52
Madison Target Retirement 2020	1,000	1,043.70	0.30%	1.52
Madison Target Retirement 2030	1,000	1,046.90	0.30%	1.53
Madison Target Retirement 2040	1,000	1,049.10	0.30%	1.53
Madison Target Retirement 2050	1,000	1,051.30	0.30%	1.53

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Ultra Series Fund | June 30, 2012

Other Information (unaudited)

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,023.32	0.31%	$1.56	$1,022.08	0.56%	$2.82
Moderate Allocation	1,000	1,023.32	0.31%	1.56	1,022.08	0.56%	2.82
Aggressive Allocation	1,000	1,023.32	0.31%	1.56	1,022.08	0.56%	2.82
Money Market	1,000	1,024.47	0.08%	0.40	1,024.52	0.07%	0.35
Bond	1,000	1,022.08	0.56%	2.82	1,020.84	0.81%	4.07
High Income	1,000	1,021.08	0.76%	3.82	1,019.84	1.01%	5.07
Diversified Income	1,000	1,021.33	0.71%	3.57	1,020.09	0.96%	4.82
Equity Income	1,000	1,012.52	0.91%	4.57	1,012.52	1.16%	5.84
Large Cap Value	1,000	1,021.83	0.61%	3.07	1,020.59	0.86%	4.32
Large Cap Growth	1,000	1,020.79	0.82%	4.12	1,019.54	1.07%	5.37
Mid Cap	1,000	1,020.34	0.91%	4.57	1,019.10	1.16%	5.82
Small Cap	1,000	1,019.29	1.12%	5.62	1,018.05	1.37%	6.87
International Stock	1,000	1,018.80	1.22%	6.12	1,017.55	1.47%	7.37
Madison Target Retirement 2020	1,000	1,023.37	0.30%	1.51
Madison Target Retirement 2030	1,000	1,023.37	0.30%	1.51
Madison Target Retirement 2040	1,000	1,023.37	0.30%	1.51
Madison Target Retirement 2050	1,000	1,023.37	0.30%	1.51

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-1520. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC  20549-0102.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended December 31 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

Ultra Series Fund | June 30, 2012

Other Information (unaudited)

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will,""expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

SEC File Number:  811-04815

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Included in report to shareholders (Item 1) above.  Otherwise, no changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officers determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in semi-annual report.  (The code was previously filed with the registrant's Annual Report dated December 31, 2011).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: August 24, 2012

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: August 24, 2012